                                                                 Exhibit 10.9(b)
                                                                 ---------------

================================================================================

                              AGREEMENT OF LEASE

                                    between

                          TWO PENN PLAZA ASSOCIATES,

                                   Landlord

                                      and

                       APERTUS TECHNOLOGIES INCORPORATED

                                    Tenant

                                 2 Penn Plaza
                              New York, New York



                     Proskauer Rose Goetz & Mendelsohn LLP
                                 1585 Broadway
                           New York, New York 10036

================================================================================

                               TABLE OF CONTENTS
                               -----------------

DEFINITIONS................................................................   1

ARTICLE 1 -      DEMISE, PREMISES, TERM, RENT..............................   9
ARTICLE 2 -      USE AND OCCUPANCY.........................................  10
ARTICLE 3 -      ALTERATIONS...............................................  11
ARTICLE 4 -      REPAIRS-FLOOR LOAD........................................  17
ARTICLE 5 -      WINDOW CLEANING...........................................  19
ARTICLE 6 -      REQUIREMENTS OF LAW.......................................  19
ARTICLE 7 -      SUBORDINATION.............................................  21
ARTICLE 8 -      RULES AND REGULATIONS.....................................  25
ARTICLE 9 -      INSURANCE, PROPERTY LOSS OR DAMAGE;
                 REIMBURSEMENT.............................................  25
ARTICLE 10 -     DESTRUCTION-FIRE OR OTHER CAUSE...........................  28
ARTICLE 11 -     EMINENT DOMAIN............................................  32
ARTICLE 12 -     ASSIGNMENT, SUBLETTING, MORTGAGE, ETC.....................  34
ARTICLE 13 -     ELECTRICITY...............................................  46
ARTICLE 14 -     ACCESS TO PREMISES........................................  51
ARTICLE 15 -     CERTIFICATE OF OCCUPANCY..................................  53
ARTICLE 16 -     DEFAULT...................................................  53
ARTICLE 17 -     REMEDIES AND DAMAGES......................................  56
ARTICLE 18 -     LANDLORD FEES AND EXPENSES................................  59
ARTICLE 19 -     NO REPRESENTATIONS BY LANDLORD............................  59
ARTICLE 20 -     END OF TERM...............................................  61
ARTICLE 21 -     QUIET ENJOYMENT...........................................  62
ARTICLE 22 -     FAILURE TO GIVE POSSESSION................................  62
ARTICLE 23 -     NO WAIVER.................................................  62
ARTICLE 24 -     WAIVER OF TRIAL BY JURY...................................  63
ARTICLE 25 -     INABILITY TO PERFORM......................................  64
ARTICLE 26 -     BILLS AND NOTICES.........................................  64
ARTICLE 27 -     ESCALATION................................................  65
ARTICLE 28 -     SERVICES..................................................  74
ARTICLE 29 -     PARTNERSHIP TENANT........................................  77
ARTICLE 30 -     VAULT SPACE...............................................  77
ARTICLE 31 -     SECURITY..................................................  78
ARTICLE 32 -     CAPTIONS..................................................  79
ARTICLE 33 -     PARTIES BOUND.............................................  80
ARTICLE 34 -     BROKER....................................................  80
ARTICLE 35 -     INDEMNITY.................................................  80
ARTICLE 36 -     ADJACENT EXCAVATION-SHORING...............................  81
ARTICLE 37 -     MISCELLANEOUS.............................................  81
ARTICLE 38 -     RENT CONTROL..............................................  84
ARTICLE 39 -     RENEWAL TERM..............................................  85

Schedule A       -    Rules and Regulations
Schedule B       -    Cleaning Specifications
EXHIBIT "A"      -    Floor Plan
EXHIBIT "B"      -    Approved Contractors in connection with the Initial
                      Alterations
EXHIBIT "C"      -    Location of Demising Wall

     AGREEMENT OF LEASE, made as of the 1st day of November, 1995, between Landlord and Tenant.

                                  WITNESSETH:
                                  ----------

     The parties hereto, for themselves, their legal representatives, successors and assigns, hereby covenant as follows.

                                  DEFINITIONS
                                  -----------

     "ACM" shall have the meaning set forth in Section 19.2 hereof.
      ---

     "Affiliate" shall mean a Person which shall (1) Control, (2) be under the
      ---------
Control of, or (3) be under common Control with the Person in question.

     "Alteration Fee" shall have the meaning set forth in Section 3.2 hereof.
      --------------

     "Alterations" shall mean alterations, installations, improvements,
      -----------
additions or other physical changes (other than decorations) in or about the Premises.

     "Applicable Rate" shall mean the lesser of (x) two (2) percentage points
      ---------------
above the then current Base Rate, and (y) the maximum rate permitted by applicable law.

     "Appraiser" shall have the meaning set forth in Section 39.3 hereof.
      ---------

     "Assessed Valuation" shall have the meaning set forth in Section 27.1
      ------------------
hereof.

     "Assignment Proceeds" shall have the meaning set forth in Section 12.8
      -------------------
hereof.

     "Assignment Statement" shall have the meaning set forth in Section 12.8
      --------------------
hereof.

     "Bankruptcy Code" shall mean 11 U.S.C. Section 101 et seq., or any statute
      ---------- ----                                   -------
of similar nature and purpose.

     "Base Electric Rate" shall mean the Cost per Kilowatt Hour as of the date
      ------------------
hereof.

     "Base Operating Expenses" shall have the meaning set forth in Section 27.1
      -----------------------
hereof.

     "Base Operating Year" shall have the meaning set forth in Section 27.1
      -------------- ----
hereof.

     "Base Rate" shall mean the rate of interest publicly announced from time to
      ---------
time by The Chase Manhattan Bank, N.A., or its successor, as its "prime lending rate" (or such other term as may be used by The Chase Manhattan Bank, N.A., from time to time, for the rate presently referred to as its "prime lending rate"), which rate was 9% on May 24, 1995.

     "Base Taxes" shall have the meaning set forth in Section 27.1 hereof.
      ----------

     "Broker" shall have the meaning set forth in Article 34 hereof.
      ------

     "Building" shall mean all the buildings, equipment and other improvements
      --------
and appurtenances of every kind and description now located or hereafter erected, constructed or placed upon the land and any and all alterations, and replacements thereof, additions thereto and substitutions therefor, known by the address of 2 Penn Plaza, New York, New York.

     "Building Systems" shall mean the mechanical, gas, electrical, sanitary,
      ----------------
heating, air conditioning, ventilating, elevator, plumbing, life-safety and other service systems of the Building.

     "Business Days" shall mean all days, excluding Saturdays, Sundays and all
      -------------
days observed by either the State of New York or the Federal Government and by the labor unions servicing the Building as legal holidays.

     "Commencement Date" shall have the meaning set forth in Section 1.1 hereof.
      -----------------

     "Common Building Facilities" shall have the meaning set forth in Section
      --------------------------
1.1 hereof.

     "Consumer Price Index" shall mean the Consumer Price Index for All Urban
      --------------------
Consumers published by the Bureau of Labor Statistics of the United States Department of Labor, New York, N.Y. - Northeastern N.J. Area, All Items (1982-84 = 100), or any successor index thereto, appropriately adjusted. In the event that the Consumer Price Index is converted to a different standard reference base or otherwise revised, the determination of adjustments provided for herein shall be made with the use of such conversion factor, formula or table for converting the Consumer Price Index as may be published by the Bureau of Labor Statistics or, if said Bureau shall not publish the same, then with the use of such conversion factor, formula or table as may be published by Prentice-Hall, Inc., or any other nationally recognized publisher of similar statistical information. If the Consumer Price Index ceases to be published, and there is no successor thereto, such other index as Landlord and Tenant shall agree upon in writing shall be substituted for the Consumer Price Index. If Landlord and Tenant are unable to agree as to such substituted index, such matter shall be submitted to the American Arbitration Association or any successor organization for determination in accordance with the regulations and procedures thereof then obtaining for commercial arbitration.

     "Control" or "control" shall mean ownership of more than fifty percent
      -------      -------
(50%) of the outstanding voting stock of a corporation or other majority equity and control interest if not a corporation and the possession of power to direct or cause the direction of the management and policy of such corporation or other entity, whether through the ownership of voting securities, by statute or according to the provisions of a contract.

     "Current Year" shall have the meaning set forth in Section 27.4 hereof.
      ------------

     "Deficiency" shall have the meaning set forth in Section 17.2 hereof.
      ----------

     "Electric Rate" shall have the meaning set forth in Section 13.2 hereof.
      -------------

     "Electricity Additional Rent" shall have the meaning set forth in Section
      ---------------------------
13.3 hereof.

     "Electricity Inclusion Factor" shall have the meaning set forth in Section
      ----------------------------
13.2 hereof.

     "Electricity Statement" shall have the meaning set forth in Section 13.2
      ---------------------
hereof.

     "Escalation Rent" shall mean, individually or collectively, the Tax Payment
      ---------------
and the Operating Payment.

     "Event of Default" shall have the meaning set forth in Section 16.1 hereof.
      ----------------

     "Expiration Date" shall mean the Fixed Expiration Date or such earlier or
      ---------------
later date on which the Term shall sooner or later end pursuant to any of the terms, conditions or covenants of this Lease or pursuant to law.

     "Fair Market Rent" shall have the meaning set forth in Section 39.3 hereof.
      ----------------

     "Fixed Expiration Date" shall have the meaning set forth in Section 1.1
      ---------------------
hereof.

     "Fixed Rent" shall have the meaning set forth in Section 1.1 hereof.
      ----------

     "Full Value" shall have the meaning set forth in Section 13.3 hereof.
      ----------

     "Governmental Authority (Authorities)" shall mean the United States of
      ------------------------------------
America, the State of New York, the City of New York, any political subdivision thereof and any agency, department, commission, board, bureau or instrumentality of any of the foregoing, or any quasi-governmental authority, now existing or hereafter created, having jurisdiction over the Real Property or any portion thereof.

     "HVAC" shall mean heat, ventilation and air conditioning.
      ----

     "HVAC Systems" shall mean the Building Systems providing HVAC.
      ------------

     "Increase" shall have the meaning set forth in Section 27.7 hereof.
      --------

     "Indemnitees" shall mean Landlord, the partners comprising Landlord and its
      -----------
and their partners, shareholders, officers, directors, employees, agents and contractors, Lessors and Mortgagees.

     "Initial Alterations" shall mean the Alterations to be made by Tenant to
      -------------------
initially prepare the Premises for Tenant's occupancy.

     "Landlord", on the date as of which this Lease is made, shall mean Two Penn
      --------
Plaza Associates, a New York limited partnership having an office c/o Mendik Realty Company, Inc. at 330 Madison Avenue, New York, New York 10017, but thereafter, "Landlord" shall mean only the fee owner of the Real Property or if there shall exist a Superior Lease, the tenant thereunder.

     "Landlord's Determination" shall have the meaning set forth in Section 39.3
      ------------------------
hereof.

     "Landlord's Engineer" shall have the meaning set forth in Section 13.2
      -------------------
hereof.

     "Landlord's Work" shall have the meaning set forth in Section 19.1 hereof.
      ---------------

     "Lessor(s)" shall mean a lessor under a Superior Lease.
      ---------

     "Letter of Credit" shall have the meaning set forth in Article 31 hereof.
      ----------------

     "Listing Rate" shall have the meaning set forth in Section 12.6 hereof.
      ------------

     "Long Lead Work" shall mean any item which is not a stock item and must be
      --------------
specially manufactured, fabricated or installed or is of such an unusual, delicate or fragile nature that there is a substantial risk that

          (i) there will be a delay in its manufacture, fabrication, delivery or installation, or

          (ii) after delivery, such item will need to be reshipped or redelivered or repaired so that in Landlord's reasonable judgment the item in question cannot be completed when the standard items are completed even though the item of Long Lead Work in question is (1) ordered together with the other items required and
(2) installed or performed (after the manufacture or fabrication thereof) in the order and sequence that such Long Lead Work and other items are normally installed or performed in accordance with good construction practice. In addition, "Long Lead Work" shall include any standard item which in accordance with good construction practice should be completed after the completion of any item of work in the nature of the items described in the immediately preceding sentence.

     "Mortgage(s)" shall mean any trust indenture or mortgage which may now or
      -----------
hereafter affect the Real Property, the Building or any Superior Lease and the leasehold interest created thereby, and all renewals, extensions, supplements, amendments, modifications, consolidations and replacements thereof or thereto, substitutions therefor, and advances made thereunder.

     "Mortgagee(s)" shall mean any trustee, mortgagee or holder of a Mortgage.
      ------------

     "Mutual Determination" shall have the meaning set forth in Section 39.3
      --------------------
hereof.

     "Nondisturbance Agreement" shall have the meaning set forth in Section 7.7
      ------------------------
hereof.

     "Operating Expenses" shall have the meaning set forth in Section 27.1
      ------------------
hereof.

     "Operating Payment" shall have the meaning set forth in Section 27.4
      -----------------
hereof.

     "Operating Statement" shall have the meaning set forth in Section 27.1
      -------------------
hereof.

     "Operating Year" shall have the meaning set forth in Section 27.1 hereof.
      --------------

     "Operation of the Property" shall mean the maintenance, repair and
      -------------------------
management of the Real Property and the curbs, sidewalks and areas adjacent thereto.

     "Overtime Periods" shall have the meaning set forth in Section 28.3 hereof.
      ----------------

     "Parties" shall have the meaning set forth in Section 37.2 hereof.
      -------

     "Partnership Tenant" shall have the meaning set forth in Article 29 hereof.
      ------------------

     "Person(s) or person(s)" shall mean any natural person or persons, a
      ----------------------
partnership, a corporation and any other form of business or legal association or entity.

     "Possession Date" shall mean the date which is the first (1st) Business Day
      ---------------
after Landlord's Work has been Substantially Completed; provided, however, if Landlord shall be delayed in Substantially Completing Landlord's Work by reason of a delay due to Tenant, Tenant's contractors, licensees, agents, servants, employees, invitees or visitors, the Possession Date shall mean the date which is the first (1st) Business Day after Landlord's Work would have been Substantially Completed but for such delay.

     "Premises" shall mean, subject to the provisions of Section 14.5 hereof,
      --------
the portion of the sixth (6th) floor of the Building as set forth on the floor plans attached hereto and made a part hereof as Exhibit "A".

     "Prevailing Rate" shall have the meaning set forth in Section 12.6 hereof.
      ---------------

     "Real Property" shall mean the Building, together with the plot of land
      -------------
upon which it stands.

     "Recapture Space" shall have the meaning set forth in Section 12.6 hereof.
      ---------------

     "Recapture Sublease" shall have the meaning set forth in Section 12.6
      ------------------
hereof.

     "Related Entity" shall have the meaning set forth in Section 12.4 hereof.
      --------------

     "Rental" shall mean and be deemed to include Fixed Rent, Escalation Rent,
      ------
all additional rent and any other sums payable by Tenant hereunder.

     "Rental Value" shall have the meaning set forth in Section 39.3 hereof.
      ------------

     "Rent Commencement Date" shall mean the date which is one hundred twenty
      ----------------------
(120) days after the Possession Date; provided, however, the Rent Commencement Date shall be subject to extension to the extent Tenant shall be actually delayed in completing the Initial Alterations by reason of strikes or labor troubles or by accident or by reason of failure of the HVAC, electrical, plumbing or other Building Systems in the Building in each case not caused by the acts, omissions or negligence of Tenant, Tenant's contractors, licensees, agents, servants, employees, invitees or visitors or by any cause whatsoever beyond Tenant's control, including, but not limited to laws, governmental preemption in connection with a national emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

     "Rent Notice" shall have the meaning set forth in Section 39.3 hereof.
      -----------

     "Rent Per Square Foot" shall have the meaning set forth in Section 12.7
      --------------------
hereof.

     "Requirements" shall mean all present and future laws, rules, orders,
      ------------
ordinances, regulations, statutes, requirements, codes and executive orders, extraordinary as well as ordinary, of all Governmental Authorities now existing or hereafter created, and of any and all of their departments and bureaus, and of any applicable fire rating bureau, or other body exercising similar functions, affecting the Real Property or any portion thereof, or any street, avenue or sidewalk comprising a part of or in front thereof or any vault in or under the same, or requiring removal of any encroachment, or affecting the maintenance, use or occupation of the Real Property or any portion thereof.

     "Rules and Regulations" shall mean the rules and regulations annexed hereto
      ---------------------
and made a part hereof as Schedule A, and such other and further rules and
                          ----------
regulations as Landlord or Landlord's agents may from time to time adopt on such notice to be given as Landlord may elect, subject to Tenant's right to dispute the reasonableness thereof as provided in Article 8 hereof.

     "Space Factor" shall mean Twenty-One Thousand Ninety-Five (21,095) as the
      ------------
same may be increased or decreased pursuant to the terms hereof.

     "Specialty Alterations" shall mean Alterations consisting of kitchens,
      ---------------------
executive bathrooms, raised computer floors, computer installations, vaults, libraries, internal staircases, dumbwaiters, pneumatic tubes, vertical and horizontal transportation systems, Antenna and other Alterations of a similar character.

     "Sublease Expenses" shall have the meaning set forth in Section 12.7
      -----------------
hereof.

     "Sublease Profit" shall have the meaning set forth in Section 12.7 hereof.
      ---------------

     "Sublease Rent" shall have the meaning set forth in Section 12.7 hereof.
      -------------

     "Sublease Rent Per Square Foot" shall have the meaning set forth in Section
      -----------------------------
12.7 hereof.

     "Substantial Completion" or "Substantially Completed" or words of similar
      ----------------------      -----------------------
import shall mean that Landlord's Work has been substantially completed, it being agreed that Landlord's Work shall be deemed substantially complete notwithstanding the fact that minor or insubstantial details of construction or demolition and/or mechanical adjustment and/or decorative items remain to be performed.

     "Superior Lease(s)" shall mean all ground or underlying leases of the Real
      -----------------
Property or the Building and all renewals, extensions, supplements, amendments and modifications thereof.

     "Taxes" shall have the meaning set forth in Section 27.1 hereof.
      -----

     "Tax Payment" shall have the meaning set forth in Section 27.2 hereof.
      -----------

     "Tax Statement" shall have the meaning set forth in Section 27.1 hereof.
      -------------

     "Tax Year" shall have the meaning set forth in Section 27.1 hereof.
      --------

     "Tenant" on the date as of which this Lease is made, shall mean Apertus
      ------
Technologies Incorporated, a Minnesota corporation, having an office at 7275 Flying Cloud Drive, Eden, Prairie, MN 55344, but thereafter "Tenant" shall mean only the tenant under this Lease at the time in question; provided, however, that the originally named tenant and any assignee of this Lease shall not be released from liability hereunder in the event of any assignment of this Lease.

     "Tenant Fund" shall have the meaning set forth in Section 3.5 hereof.
      -----------

     "Tenant Statement" shall have the meaning set forth in Section 12.6 hereof.
      ----------------

     "Tenant's Engineer" shall have the meaning set forth in Section 13.2
      -----------------
hereof.

     "Tenant's Property" shall mean Tenant's movable fixtures and movable
      -----------------
partitions, telephone and other equipment, furniture, furnishings, decorations and other items of personal property.

     "Tenant's Share" shall mean One and Four Thousand Five Hundred Forty-Eight
      --------------
ten thousandths percent (1.4548%) as the same may be increased or decreased pursuant to the terms hereof. Landlord has advised Tenant and Tenant has agreed that solely for purposes of calculating Tenant's Share, the rentable area of the Building is conclusively deemed to be One Million four Hundred Fifty Thousand (1,450,000) rentable square feet and the rentable area of the Premises is conclusively deemed to be Twenty-One Thousand Ninety-Five (21,095) rentable square feet.

     "Tentative Monthly Escalation Charge" shall have the meaning set forth in
      -----------------------------------
Section 27.4 hereof.

     "Term" shall mean a term which shall commence on the Commencement Date and
      ----
shall expire on the Expiration Date.

     "Third Engineer" shall have the meaning set forth in Section 13.2 hereof.
      --------------

     "Unavoidable Delays" shall have the meaning set forth in Article 25 hereof.
      ------------------

                                   ARTICLE 1
                         DEMISE, PREMISES, TERM, RENT
                         ----------------------------

     Section 1.1.  (A) Landlord hereby leases to Tenant and Tenant hereby hires
     -----------
from Landlord the Premises for the Term to commence as of September 1, 1995 (the "Commencement Date") and to end on January 31, 2003 (the "Fixed Expiration Date"), at an annual rent (the "Fixed Rent") of:

                     (1) Four Hundred Sixteen Thousand Six Hundred Twenty-Six and 25/100 Dollars ($416,626.25) for the period commencing on the Rent Commencement Date and ending on January 31, 1998 ($34,718.85 per month), and

                     (2) Five Hundred Twenty-Two Thousand One Hundred One and 25/100 Dollars ($522,101.25) for the period commencing on February 1, 1998 and ending on the Fixed Expiration Date ($43,508.44 per month) which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance, on the first (1st) day of each calendar month during the Term commencing on the Rent Commencement Date, at the office of Landlord or such other place as Landlord may designate, without any set-off, offset, abatement or deduction whatsoever.

          (B) This Lease includes the right of Tenant to use the Common Building Facilities in common with other tenants in the Building. The term "Common
                                                                    ------
Building Facilities" shall mean all of the common facilities in or around the
- -------------------
Building designed and intended for use by all tenants in the Building in common with Landlord and each other, including but not limited to hallways on floors not occupied exclusively by any tenant or occupant, elevators and fire stairs which are not allocated exclusively to Tenant or any other tenant, aisles, walk-ways, truck docks, plazas, courts, restrooms on floors not occupied exclusively by any tenant or occupant, service areas, lobbies, landscaped areas, and all other common and service areas of the Building intended for such use.

     Section 1.2.  (A) If the Rent Commencement Date shall occur on a date other
     -----------
than the first (1st) day of any calendar month, then, on the Rent Commencement Date Tenant shall pay to Landlord a sum equal to One Thousand One Hundred Fifty-Seven and 30/100 Dollars ($1,157.30), multiplied by the number of calendar days in the period from the Rent Commencement Date to the last day of the month in which the Rent Commencement Date shall occur, both dates inclusive. The first monthly installment of Fixed Rent paid to Landlord on execution hereof shall be applied to the first full calendar month after the month in which the Rent Commencement Date occurs.

          (B) During the period commencing on the Possession Date and ending on the day immediately preceding the Rent Commencement Date, Tenant shall pay to Landlord, as additional rent, on account of electricity consumed at the Premises the sum of Four Thousand Eight Hundred Thirty-Four and 27/100 Dollars ($4,834.27) per month. If such period shall commence or end on a date other than the first (1st) or last day of a calendar month, as the case may be, such monthly amount on account of electricity shall be appropriately adjusted.

          (C) (i) Tenant shall be entitled to a credit against Fixed Rent in an amount equal to Thirty-Eight Thousand Six Hundred Seventy-Four and 17/100 Dollars ($38,674.17) to be applied against the monthly installment of Fixed Rent due on February 1, 1998, provided that no Event of Default shall have occurred and be continuing on such date.

               (ii) Tenant shall be entitled to a credit against Fixed Rent in an amount equal to Thirty-Eight Thousand Six Hundred Seventy-Four and 17/100 Dollars ($38,674.17) to be applied against the monthly installment of Fixed Rent due on March 1, 1998, provided no Event of Default shall have occurred and be continuing on such date.

               (iii) Tenant shall be entitled to a credit against Fixed Rent in an amount equal to Thirty-Eight Thousand Six Hundred Seventy-Four and 17/100 Dollars ($38,674.17) to be applied against the monthly installment of Fixed Rent due on February 1, 1999, provided no Event of Default shall have occurred and be continuing on such date.

               (iv) Tenant shall be entitled to a credit against Fixed Rent in an amount equal to Thirty-Eight Thousand Six Hundred Seventy-Four and 17/100 Dollars ($38,674.17) to be applied against the monthly installment of Fixed Rent due on March 1, 1999, provided no Event of Default shall have occurred and continuing on such date.

     Section 1.3.  It is understood and agreed that Tenant shall have the right
     -----------
to enter the Premises during the period commencing on the Commencement Date and ending on the day immediately preceding the Possession Date, solely for the purposes of performing its Initial Alterations, on all of the terms, covenants and conditions of this Lease.

                                   ARTICLE 2
                               USE AND OCCUPANCY
                               -----------------

     Section 2.1.  Tenant shall use and occupy the Premises as general and
     -----------
executive offices, uses incidental thereto and for no other purpose.

     Section 2.2.  (A) Tenant shall not use the Premises or any part thereof, or
     -----------
permit the Premises or any part thereof to be used, (1) for the business of photographic, multilith or multigraph reproductions or offset printing, except in connection with, either directly or indirectly, Tenant's own business and/or activities, (2) for a banking, trust company, depository, guarantee or safe deposit business, (3) as a savings bank, a savings and loan association, or as a loan company, (4) for the sale of travelers checks, money orders, drafts, foreign exchange or letters of credit or for the receipt of money for transmission, (5) as a stockbroker's or dealer's office or for the underwriting or sale of securities, (6) by the United States government, the City or State of New York, any foreign government, the United Nations or any agency or department of any of the foregoing or any other Person having sovereign or diplomatic immunity, (7) as a restaurant or bar or for the sale of confectionery, soda or other beverages, sandwiches, ice cream or baked goods or for the preparation, dispensing or consumption of food or beverages in any manner whatsoever, except for consumption by Tenant's officers, employees and business guests, (8) as an employment agency, executive search firm or similar enterprise, labor union, school, or vocational training center (except for the training of employees of Tenant intended to be employed at the Premises and the occasional (i.e. no more than two (2) times per month) training of Tenant's customers or clients (provided such training is for no more than ten (10) individuals at a time)), or (9) as a barber shop or beauty salon.

          (B) In connection with, and incidental to, Tenant's use of the Premises for general and executive offices as provided in this Article 2, Tenant, at its sole cost and expense and upon compliance with all applicable Requirements, may install a "dwyer" or similar unit in the Premises for the purpose of warming food for the officers, employees and business guests of Tenant (but not for use as a public restaurant), provided that Tenant shall obtain all permits required by any Governmental Authorities for the operation thereof and such installation shall comply with the provisions of this Lease, including, without limitation, Article 3 hereof. Tenant may also install, at its sole cost and expense and subject to and in compliance with the provisions of Articles 3 and 4 hereof, vending machines for the exclusive use of the officers, employees and business guests of Tenant, each of which vending machines (if it dispenses any beverages or other liquids or refrigerates) shall have a waterproof pan located thereunder, connected to a drain to the extent required by Requirements.

                                   ARTICLE 3
                                  ALTERATIONS
                                  -----------

     Section 3.1.  (A) Except as provided in Section 3.4 hereof, Tenant shall
     -----------
not make any Alterations without Landlord's prior consent. Landlord shall not unreasonably withhold or delay its consent to any proposed nonstructural Alterations, provided that such Alterations (i) are not visible from the outside of the Building, (ii) do not affect any part of the Building other than the Premises or require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Building or the Real Property other than the Premises, (iii) do not affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, (iv) do not affect the proper functioning of any Building System, (v) do not reduce the value or utility of the Building, and
(vi) do not affect the certificate of occupancy for the Building or the Premises. Landlord shall not be deemed to be unreasonable with respect to withholding its consent to any proposed nonstructural Alteration which meets the criteria set forth in this
Section 3.1(A) if the Lessor or Mortgagee, as the case may be, shall withhold its consent.

          (B) (1) Prior to making any Alterations, including, without limitation, the Initial Alterations, Tenant shall (i) submit to Landlord detailed plans and specifications (including layout, architectural, mechanical and structural drawings) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications (except with respect to any nonstructural Alteration referred to in Section 3.4 hereof for which Landlord's approval is not required), which, in the case of nonstructural Alterations which meet the criteria set forth in
Section 3.1(A) above, shall not be unreasonably withheld or delayed, (ii) at Tenant's expense, obtain all permits, approvals and certificates required by any Governmental Authorities, it being agreed that all filings with Governmental Authorities to obtain such permits, approvals and certificates shall be made, at Tenant's expense, by a Person designated by Landlord, and (iii) furnish to Landlord duplicate original policies or certificates thereof of worker's compensation (covering all persons to be employed by Tenant, and Tenant's contractors and subcontractors in connection with such Alteration) and comprehensive public liability (including property damage coverage) insurance in such form, with such companies, for such periods and in such amounts as Landlord may reasonably approve, naming Landlord and its agents, any Lessor and any Mortgagee, as additional insureds. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration required by any Governmental Authority and shall furnish Landlord with copies thereof, together with the "as-built" plans and specifications for such Alterations, it being agreed that all filings with Governmental Authorities to obtain such permits, approvals and certificates shall be made, at Tenant's expense, by a Person designated by Landlord. All Alterations shall be made and performed substantially in accordance with the plans and specifications therefor as approved by Landlord, all Requirements, the Rules and Regulations, and all rules and regulations relating to Alterations promulgated by Landlord in its reasonable judgment. All materials and equipment to be incorporated in the Premises as a result of any Alterations or a part thereof shall be first quality and no such materials or equipment (other than Tenant's Property) shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. In addition, no Alteration at a cost for labor and materials (as reasonably estimated by Landlord's architect, engineer or contractor) in excess of Two Hundred Thousand Dollars ($200,000) (which amount shall be increased on the third (3rd) anniversary of the Commencement Date and annually thereafter by the annual percentage increase, if any, in the Consumer Price Index from that in effect on the Commencement Date), either individually or in the aggregate with any other Alteration constructed in any twelve (12) month period, shall be undertaken prior to Tenant's delivering to Landlord either (i) a performance bond and labor and materials payment bond (issued by a surety company and in form reasonably satisfactory to Landlord), each in an amount equal to one hundred twenty percent (120%) of such estimated cost, or
(ii) such other security as shall be reasonably satisfactory to Landlord or required by any Mortgagee or Lessor. If, as a result of any Alterations performed by Tenant, including, without limitation, the Initial Alterations, any alterations, installations, improvements, additions or other physical changes are required to be performed or made to any portion of the Building or the Real Property other than the Premises in order to comply with any Requirement(s), which alterations, installations, improvements, additions or other physical changes would not otherwise have had to be performed or made pursuant to applicable Requirement(s) at such time, Landlord, at Tenant's sole cost and expense, may perform or make such alterations, installations, improvements, additions or other physical changes and take such actions as Landlord shall deem reasonably necessary and Tenant, within five (5) days after demand therefor by Landlord, shall provide Landlord with such security as Landlord shall reasonably require, in an amount equal to one hundred twenty percent (120%) of the cost of such alterations, installations, improvements, additions or other physical changes, as reasonably estimated by Landlord's architect, engineer or contractor. If Landlord shall be aware that any alterations, installations, improvements, additions or other physical changes are required to be so performed as a result of any Alterations performed by Tenant, including, without limitation, the Initial Alterations, which alterations, installations, improvements, additions or other physical changes would not otherwise have had to be performed or made, Landlord shall endeavor to advise Tenant thereof at the time Landlord approves (or comments upon) Tenant's final plans and specifications. All Alteration(s) requiring the consent of Landlord shall be performed only under the supervision of an independent licensed architect approved by Landlord, which approval shall not be unreasonably withheld.

               (2) If Landlord shall fail to disapprove Tenant's final plans and specifications for any Alteration within ten (10) Business Days, or within five
(5) Business Days (with respect to any resubmission of disapproved plans), after Landlord's receipt thereof (provided in each instance the same shall be of a scope and scale reasonably susceptible of review in such periods), Landlord shall be deemed to have approved such plans and specifications. Any disapproval given by Landlord shall be accompanied by a statement of the reasons for such disapproval. Landlord reserves the right to disapprove any plans and specifications in part, to reserve approval of items shown thereon pending its review and approval of other plans and specifications, and to condition its approval upon Tenant making revisions to the plans and specifications or supplying additional information. Any review or approval by Landlord of any plans and/or specifications or any preparation or design of any plans by Landlord's architect or engineer (or any architect or engineer designated by Landlord) with respect to any Alteration is solely for Landlord's benefit, and without any representation or warranty whatsoever to Tenant or any other Person with respect to the compliance thereof with any Requirements, the adequacy, correctness or efficiency thereof or otherwise.

          (C) Tenant shall be permitted to perform Alterations at such times and in such manner in accordance with the rules and regulations relating to Alterations promulgated by Landlord in its reasonable judgment. All Tenant's Property installed by Tenant and all Alterations in and to the Premises which may be made by Tenant at its own cost and expense prior to and during the Term, shall remain the property of Tenant. Upon the Expiration Date, Tenant shall remove Tenant's Property from the Premises and, at Tenant's option, Tenant also may remove, at Tenant's cost and expense, all Alterations made by Tenant to the Premises, provided, however, in any case, that Tenant shall repair and restore in a good and workerlike manner to good condition any damage to the Premises or the Building caused by such removal. Notwithstanding the foregoing, however, Landlord, upon notice given at least thirty (30) days prior to the Fixed Expiration Date or the last day of the Renewal Term, as the case may be or upon such shorter notice as is reasonable under the circumstances upon the earlier expiration of the Term, may require Tenant to remove any Specialty Alterations, and to repair and restore in a good and workerlike manner to good condition any damage to the Premises or the Building caused by such removal. Landlord and Tenant each hereby further agree that Tenant shall not be obligated to remove on the Expiration Date the supplemental air conditioning units serving the Premises on the date hereof.

          (D) (1) All Alterations shall be performed, at Tenant's sole cost and expense, by Landlord's contractor(s) or by contractors, subcontractors or mechanics approved by Landlord. Prior to making an Alteration, at Tenant's request, Landlord shall furnish Tenant with a list of contractors who may perform Alterations to the Premises on behalf of Tenant (it being agreed that the list of contractors approved by Landlord with respect to the performance of the Initial Alterations is attached hereto and made a part hereof as Exhibit
                                                                     -------
"B"). If Tenant engages any contractor set forth on the list, Tenant shall not be required to obtain Landlord's consent for such contractor unless, prior to the earlier of (a) entering into a contract with such contractor, and (b) the commencement of work by such contractor, Landlord shall notify Tenant that such contractor has been removed from the list.

               (2) Notwithstanding the foregoing, with respect to any Alteration affecting any Building System, (i) Tenant shall select a contractor from a list of approved contractors furnished by Landlord to Tenant (containing at least three (3) contractors) and (ii) the Alteration shall, at Tenant's cost and expense, be designed by Landlord's engineer for the relevant Building System.

          (E) Any mechanic's lien filed against the Premises or the Real Property for work claimed to have been done for, or materials claimed to have been furnished to, Tenant shall be discharged by Tenant within thirty (30) days after Tenant shall have received notice thereof (or such shorter period if required by the terms of any Superior Lease or Mortgage), at Tenant's expense, by payment or filing the bond required by law. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, mechanic or laborer in the Premises, whether in connection with any Alteration or otherwise, if such employment would interfere or cause any conflict with other contractors, mechanics or laborers engaged in the construction, maintenance or operation of the Building by Landlord, Tenant or others, or of any adjacent property owned by Landlord. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, mechanics or laborers causing such interference or conflict to leave the Building immediately.

     Section 3.2.  Tenant shall pay to Landlord or Landlord's agent, as
     -----------
additional rent, all actual commercially reasonable out-of-pocket costs and expenses incurred by Landlord or Landlord's agent in connection with any Alterations (including the Initial Alterations) (the

"Alteration Fee"). The Alteration Fee shall be paid by Tenant within ten (10) Business Days after demand therefor. Tenant also shall pay any commercially reasonable and uniform fee charged by any Lessor or Mortgagee in reviewing the plans and specifications for such Alterations or inspecting the progress of completion of the same.

     Section 3.3.  Upon the request of Tenant, Landlord, at Tenant's cost and
     -----------
expense, shall join in any applications for any permits, approvals or certificates required to be obtained by Tenant in connection with any permitted Alteration (provided that the provisions of the applicable Requirement shall require that Landlord join in such application) and shall otherwise cooperate with Tenant in connection therewith, provided that Landlord shall not be obligated to incur any cost or expense, including, without limitation, attorneys' fees and disbursements, or suffer any liability in connection therewith.

     Section 3.4.  Anything contained in this Lease to the contrary
     -----------
notwithstanding, Landlord's consent shall not be required with respect to any nonstructural Alteration, provided that (a) consent for such Alteration is not required under the terms of any Superior Lease or Mortgage, and (b) such Alteration (i) is not visible from the outside of the Building, (ii) does not affect any part of the Building other than the Premises or require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Building or the Real Property other than the Premises, (iii) does not affect any service required to be furnished by Landlord to any other tenant or occupant of the Building, (iv) does not affect the proper functioning of any Building System, (v) does not impair or diminish the value or utility of the Building, (vi) does not affect or violate the provisions of the certificate of occupancy for the Building or the Premises, and (vii) the estimated cost of the labor and materials for which shall not exceed One Hundred Thousand Dollars ($100,000), which amount shall be increased on the third (3rd) anniversary of the Commencement Date and annually thereafter by the annual percentage increase, if any, in the Consumer Price Index from that in effect on the date immediately preceding the Commencement Date, either individually or in the aggregate with other nonstructural Alterations constructed within any twelve (12) month period; provided, however, that at least ten (10) days prior to making any such nonstructural Alteration, Tenant shall submit to Landlord for informational purposes only the detailed plans and specifications for such Alteration, as required by Section 3.1(B)(l)(i) hereof, and any such Alteration shall otherwise be performed in compliance with the provisions of this Article 3.

     Section 3.5.  (A) Landlord shall contribute an amount equal to Two Hundred
     -----------
Ten Thousand Nine Hundred Fifty Dollars ($210,950) (the "Tenant Fund") toward
(i) the "hard" cost of the Initial Alterations, and (ii) architect's and engineering fees, expediter's fees, filing fees, permit fees and designers' fees in connection with the Initial Alterations (such "soft costs" and related costs referred to in this clause (ii) incurred by Tenant in connection with the Initial Alterations being collectively referred to herein as "Related Costs").

          (B) Landlord shall disburse a portion of the Tenant Fund to Tenant from time to time, within thirty (30) days after receipt of the items set forth in Section 3.5(C) hereof, provided that on the date of a request and on the date of disbursement from the Tenant Fund no Event of Default shall have occurred and be continuing. Disbursements from the Tenant Fund shall not be made more frequently than monthly, and shall be in an amount equal to the aggregate amounts theretofore paid or payable (as certified by the Chief Financial Officer of Tenant and Tenant's independent, licensed architect) to Tenant's contractors, subcontractors and materialmen which have not been the subject of a previous disbursement from the Tenant Fund multiplied by a fraction, the numerator of which is Two Hundred Ten Thousand Nine Hundred Fifty Dollars ($210,950) and the denominator of which is the total cost of the Initial Alterations as estimated by Tenant's independent licensed architect and as approved by Landlord (which approval shall not be unreasonably withheld), which fraction shall be subject to readjustment as provided by Section 3.5(C) hereof (but in no event shall such fraction be greater than one (1)); provided, however, that (i) in no event shall Tenant be entitled to a disbursement from the Tenant Fund on account of Related Costs unless and until Tenant shall have received its first disbursement of the Tenant Fund for the cost of the Initial Alterations (other than Related Costs), and (ii) in no event shall disbursements of the Tenant Fund on account of Related Costs exceed Forty-Two Thousand One Hundred Ninety Dollars ($42,190).

          (C) Landlord's obligation to make disbursements from the Tenant Fund shall be subject to Landlord's verification of the total cost of the Initial Alterations as estimated by Tenant's independent licensed architect and receipt of: (a) a request for such disbursement from Tenant signed by the Chief Financial Officer of Tenant, together with the certification required by Section 3.5(B) hereof, (b) copies of all receipts, invoices and bills for the work completed and materials furnished in connection with the Initial Alterations and incorporated in the Premises which are to be paid from the requested disbursement or which have been paid by Tenant and for which Tenant is seeking reimbursement, (c) copies of all contracts, work orders, change orders and other materials relating to the work or materials which are the subject of the requested disbursement or reimbursement, (d) if requested by Landlord, waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Initial Alterations relating to the portion of the Initial Alterations theretofore performed and materials theretofore provided and for which previous disbursements and/or the requested disbursement has been or is to be made (except to the extent such waivers of lien were previously furnished to Landlord upon a prior request), and (e) a certificate of Tenant's independent licensed architect stating (i) that, in his opinion, the portion of the Initial Alterations theretofore completed and for which the disbursement is requested was performed in a good and workerlike manner and substantially in accordance with the final detailed plans and specifications for such Initial Alterations, as approved by Landlord, (ii) the percentage of completion of the Initial Alterations as of the date of such certificate, and (iii) the revised estimated total cost to complete the Initial Alterations and (f) the amount of the Alteration Fee then payable pursuant to Section 3.2 hereof. If the revised estimated total cost of the Initial Alterations increases above the original estimated total cost of the Initial Alterations by more than five percent (5%), then the denominator of the fraction referred to in Section 3.5(B) hereof shall be adjusted appropriately.

          (D) In no event shall the aggregate amount paid by Landlord to Tenant under this Section 3.5 exceed the amount of the Tenant Fund. Upon the completion of the Initial Alterations and satisfaction of the conditions set forth in Section 3.5(E) hereof, any amount of the Tenant Fund which has not been previously disbursed shall be credited against the next ensuing installments of Fixed Rent due hereunder. Upon the disbursement or crediting of the entire Tenant Fund, Landlord shall have no further obligation or liability whatsoever to Tenant for further disbursement of any portion of the Tenant Fund to Tenant. It is expressly understood and agreed that Tenant shall complete, at its sole cost and expense, the Initial Alterations, whether or not the Tenant Fund is sufficient to fund such completion. Any costs to complete the Initial Alterations in excess of the Tenant Fund shall be the sole responsibility and obligation of Tenant.

          (E) Within thirty (30) days after completion of the Initial Alterations, Tenant shall deliver to Landlord general releases and waivers of lien from all contractors, subcontractors and materialmen involved in the performance of the Initial Alterations and the materials furnished in connection therewith (unless same previously were furnished pursuant to Section 3.5(C) hereof), and a certificate from Tenant's independent licensed architect certifying that (i) in his opinion the Initial Alterations have been performed in a good and workerlike manner and completed in accordance with the final detailed plans and specifications for such Initial Alterations as approved by Landlord and (ii) all contractors, subcontractors and materialmen have been paid for the Initial Alterations and materials furnished through such date.

          (F) Tenant warrants and covenants that it shall incur costs and expenses (subject to application of the Tenant Fund in accordance with this Section 3.5) in excess of One Hundred Sixty-Eight Thousand Seven Hundred Sixty Dollars ($168,760) in connection with its performance of the Initial Alterations.

                                   ARTICLE 4
                              REPAIRS-FLOOR LOAD
                              ------------------

     Section 4.1.  Landlord shall operate, maintain and make all necessary
     -----------
repairs (both structural and nonstructural) to the part of Building Systems which provide service to the Premises (but not to the distribution portions of such Building Systems located within the Premises) and the public portions of the Building, both exterior and interior, in conformance with standards applicable to non-institutional first class office buildings in Manhattan. Tenant, at Tenant's sole cost and expense, shall take good care of the Premises and the fixtures, equipment and appurtenances therein and the distribution systems and shall make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, except for reasonable wear and tear, obsolescence and damage for which Tenant is not responsible pursuant to the provisions of Article 10 hereof. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building and Building Systems, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from carelessness, omission, neglect or improper conduct of, or Alterations made by, Tenant, Tenant's agents, employees, invitees or licensees, shall be repaired at Tenant's sole cost and expense, by Tenant to the reasonable satisfaction of Landlord (if the required repairs are nonstructural in nature and do not affect any Building System), or by Landlord (if the required repairs are structural in nature or affect any Building System). All of the aforesaid repairs shall be of first quality and of a class consistent with non-institutional first class office building work or construction and shall be made in accordance with the provisions of Article 3 hereof. If Tenant fails after ten (10) days' notice (or such shorter period as Landlord may be permitted pursuant to any Superior Lease or Mortgage or such shorter period as may be required due to an emergency) to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by Landlord at the expense of Tenant, and the expenses thereof incurred by Landlord, with interest thereon at the Applicable Rate, shall be forthwith paid to Landlord as additional rent after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in the Building or in any Building System, located in, servicing or passing through the Premises.

     Section 4.2.  Tenant shall not place a load upon any floor of the Premises
     -----------
exceeding fifty (50) pounds per square foot "live load". Tenant shall not move any safe, heavy machinery, heavy equipment, business machines, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent shall not be unreasonably withheld, and shall make payment to Landlord of Landlord's commercially reasonable actual out-of-pocket costs in connection therewith. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant shall employ only persons holding a Master Rigger's license to do said work. All work in connection therewith shall comply with all Requirements and the Rules and Regulations, and shall be done during such hours as Landlord may reasonably designate. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient in Landlord's reasonable judgment to absorb and prevent vibration, noise and annoyance. Except as expressly provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building or the Premises, or in or to fixtures, appurtenances or equipment thereof.

     Section 4.3.  Landlord shall use its reasonable efforts to minimize
     -----------
interference with Tenant's use and occupancy of the Premises in making any repairs, alterations, additions or improvements; provided, however, that Landlord shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever, except that Landlord, at its expense but subject to recoupment pursuant to Article 27 hereof, shall employ contractors or labor at so-called overtime or other premium pay rates if necessary to make any repair required to be made by it hereunder to remedy any condition that either (i) results in a denial of access to the Premises, (ii) threatens the health or safety of any occupant of the Premises, or (iii) except in the case of a fire or other casualty, materially interferes with Tenant's ability to conduct its business in the Premises. In all other cases, at Tenant's request, Landlord shall employ contractors or labor at so-called overtime or other premium pay rates and incur any other overtime costs or expenses in making any repairs, alterations, additions or improvements, and Tenant shall pay to Landlord, as additional rent, within ten (10) Business Days after demand, an amount equal to the difference between the overtime or other premium pay rates and the regular pay rates for such labor and any other overtime costs or expenses so incurred.

                                   ARTICLE 5
                                WINDOW CLEANING
                                ---------------

     Tenant shall not clean, nor require, permit, suffer or allow any window in the Premises to be cleaned from the outside in violation of Section 202 of the Labor Law, or any other Requirement, or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction.

                                   ARTICLE 6
                              REQUIREMENTS OF LAW
                              -------------------

     Section 6.1.  (A) Tenant, at its sole cost and expense, shall comply with
     -----------
all Requirements applicable to the use and occupancy of the Premises, including, without limitation, those applicable to the making of any Alterations therein or the result of the making thereof and those applicable by reason of the nature or type of business operated by Tenant in the Premises except that (other than with respect to the making of Alterations or the result of the making thereof) Tenant shall not be under any obligation to make any Alteration in order to comply with any Requirement applicable to the mere general "office" use (as opposed to the manner of use) of the Premises, unless otherwise expressly required herein. Tenant shall not do or permit to be done any act or thing upon the Premises which will invalidate or be in conflict with a standard "all-risk" insurance policy; and shall not do, or permit anything to be done in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the New York City Fire Department, New York Board of Fire Underwriters, the Insurance Services Office or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate for fire insurance applicable to the Building, or use the Premises in a manner (as opposed to mere use as general "offices") which shall increase the rate of fire insurance on the Building or on property located therein, over that in similar type buildings or in effect on the Commencement Date. If by reason of Tenant's failure to comply with the provisions of this Article, the fire insurance rate shall be higher than it otherwise would be, then Tenant shall desist from doing or permitting to be done any such act or thing and shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure by Tenant, and shall make such reimbursement upon demand by Landlord.
In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or the Premises issued by the Insurance Services Office, or other body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Building.

          (B) Landlord, at its sole cost and expense (but subject to recoupment as provided in Article 27 hereof), shall comply with all Requirements applicable to the Premises and the Building which affect Tenant's use or occupancy of the Premises other than those Requirements with respect to which Tenant or other tenants or occupants of the Building shall be required to comply, subject to Landlord's right to contest the applicability or legality thereof.

     Section 6.2.  Tenant, at its sole cost and expense and after notice to
     -----------
Landlord, may contest by appropriate proceedings prosecuted diligently and in good faith, the legality or applicability of any Requirement affecting the Premises, provided that (a) Landlord (or any Indemnitee) shall not be subject to imprisonment or to prosecution for a crime, nor shall the Real Property or any part thereof be subject to being condemned or vacated, nor shall the certificate of occupancy for the Premises or the Building be suspended or threatened to be suspended by reason of non-compliance or by reason of such contest; (b) before the commencement of such contest, if Landlord or any Indemnitee may be subject to any civil fines or penalties or other criminal penalties or if Landlord may be liable to any independent third party as a result of such noncompliance, Tenant shall furnish to Landlord either (i) a bond of a surety company satisfactory to Landlord, in form and substance reasonably satisfactory to Landlord, and in an amount equal to one hundred twenty percent (120%) of the sum of (A) the cost of such compliance, (B) the criminal or civil penalties or fines that may accrue by reason of such non-compliance (as reasonably estimated by Landlord), and (C) the amount of such liability to independent third parties (as reasonably estimated by Landlord), and shall indemnify Landlord (and any Indemnitee) against the cost of such compliance and liability resulting from or incurred in connection with such contest or non-compliance (except that Tenant shall not be required to furnish such bond to Landlord if it has otherwise furnished any similar bond required by law to the appropriate Governmental Authority and has named Landlord as a beneficiary thereunder) or (ii) other security reasonably satisfactory in all respects to Landlord; (c) such non-compliance or contest shall not constitute or result in a violation (either with the giving of notice or the passage of time or both) of the terms of any Mortgage or Superior Lease, or if such Superior Lease or Mortgage shall condition such non-compliance or contest upon the taking of action or furnishing of security by Landlord, such action shall be taken or such security shall be furnished at the expense of Tenant, and (d) Tenant shall keep Landlord regularly advised as to the status of such proceedings. Without limiting the applicability of the foregoing, Landlord (or any Indemnitee) shall be deemed subject to prosecution for a crime if Landlord (or any Indemnitee), a Lessor, a Mortgagee or any of their officers, directors, partners, shareholders, agents or employees is charged with a crime of any kind whatsoever, unless such charges are withdrawn ten (10) days before Landlord (or any Indemnitee), such Lessor or such Mortgagee or such officer, director, partner, shareholder, agent or employee, as the case may be, is required to plead or answer thereto.

                                   ARTICLE 7
                                 SUBORDINATION
                                 -------------

     Section 7.1.  This Lease shall be subject and subordinate to each and every
     -----------
Superior Lease and to each and every Mortgage. This clause shall be self-operative and no further instrument of subordination shall be required from Tenant to make the interest of any Lessor or Mortgagee superior to the interest of Tenant hereunder; however, Tenant shall execute and deliver promptly any commercially reasonable instrument, in recordable form, that Landlord, any Mortgagee or Lessor may request to evidence and confirm such subordination. If the date of expiration of any Superior Lease shall be the same day as the Expiration Date, the Term shall end and expire twelve (12) hours prior to the expiration of the Superior Lease. Tenant shall not do anything that would constitute a default under any Superior Lease or Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default thereunder. If, in connection with the financing of the Real Property, the Building or the interest of the lessee under any Superior Lease, or if in connection with the entering into of a Superior Lease, any lending institution or Lessor shall request reasonable modifications of this Lease that do not increase Tenant's monetary obligations under this Lease, or materially adversely affect or diminish the rights, or materially increase the other obligations of Tenant under this Lease, Tenant shall make such modifications.

     Section 7.2.  If at any time prior to the expiration of the Term, any
     -----------
Superior Lease shall terminate or be terminated for any reason or any Mortgagee comes into possession of the Real Property or the Building or the estate created by any Superior Lease by receiver or otherwise, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or of the Lessor, or of any Mortgagee in possession of the Real Property or the Building, to attorn, from time to time, to any such owner, Lessor or Mortgagee or any person acquiring the interest of Landlord as a result of any such termination, or as a result of a foreclosure of the Mortgage or the granting of a deed in lieu of foreclosure, upon the then executory terms and conditions of this Lease, subject to the provisions of Section 7.1 hereof and this Section 7.2, for the remainder of the Term, provided that such owner, Lessor or Mortgagee, or receiver caused to be appointed by any of the foregoing, as the case may be, shall then be entitled to possession of the Premises and provided further that such owner, Lessor or Mortgagee, as the case may be, or anyone claiming by, through or under such owner, Lessor or Mortgagee, as the case may be, including a purchaser at a foreclosure sale, shall not be:

                   (1) liable for any act or omission of any prior landlord (including, without limitation, the then defaulting landlord), or

                   (2) subject to any defense or offsets which Tenant may have against any prior landlord (including, without limitation, the then defaulting landlord), or

                   (3) bound by any payment of Rental which Tenant may have made to any prior landlord (including, without limitation, the then defaulting landlord) more than thirty (30) days in advance of the date upon which such payment was due, or

                   (4) bound by any obligation to make any payment to or on behalf of Tenant, other than payments on account of any Tenant Fund, or

                   (5) bound by any obligation to perform any work or to make improvements to the Premises, except for (i) repairs and maintenance pursuant to the provisions of Article 4, the need for which repairs and maintenance first arises after the date upon which such owner, Lessor, or Mortgagee shall be entitled to possession of the Premises, (ii) repairs to the Premises or any part thereof as a result of damage by fire or other casualty pursuant to Article 10 hereof, but only to the extent that such repairs can be reasonably made from the net proceeds of any insurance actually made available to such owner, Lessor or Mortgagee, and (iii) repairs to the Premises as a result of a partial condemnation pursuant to Article 11 hereof, but only to the extent that such repairs can be reasonably made from the net proceeds of any award made available to such owner, Lessor or Mortgagee, or

                   (6) bound by any amendment or modification of this Lease made without its consent, or

                   (7) bound to return Tenant's security deposit, if any, until such deposit has come into its actual possession and Tenant would be entitled to such security deposit pursuant to the terms of this Lease.

The provisions of this Section 7.2 shall enure to the benefit of any such owner, Lessor or Mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any Superior Lease, shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, Lessor or Mortgagee, shall execute, at Tenant's expense, from time to time, instruments, in recordable form, in confirmation of the foregoing provisions of this Section 7.2, satisfactory to any such owner, Lessor or Mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this Section 7.2 shall be construed to impair any right otherwise exercisable by any such owner, Lessor or Mortgagee. Notwithstanding the provisions of this Section 7.2, this Lease shall not terminate by reason of the termination of any Superior Lease without the prior written consent of the Mortgagee of the Mortgage which is a first mortgage on Landlord's interest in the Real Property or the leasehold estate created by such Superior Lease.

     Section 7.3.  From time to time, within ten (10) Business Days next
     -----------
following request by Landlord, any Mortgagee or any Lessor, Tenant shall deliver to Landlord, such Mortgagee or such Lessor a written statement executed by Tenant, in form satisfactory to Landlord, such Mortgagee or such Lessor, (1) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (2) setting forth the date to which the Fixed Rent, Escalation Rent and other items of Rental have been paid, (3) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, and (4) as to any other matters reasonably requested by Landlord, such Mortgagee or such Lessor. Tenant acknowledges that any statement delivered pursuant to this Section 7.3 may be relied upon by any purchaser or owner of the Real Property or the Building, or Landlord's interest in the Real Property or the Building or any Superior Lease, or by any Mortgagee, or by an assignee of any Mortgagee, or by any Lessor.

     Section 7.4.  From time to time, within ten (10) Business Days next
     -----------
following request by Tenant but not more frequently than twice in any twelve
(12) month period, Landlord shall deliver to Tenant a written statement executed by Landlord (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Fixed Rent, Escalation Rent and any other items of Rental have been paid, (iii) stating whether or not, to the best knowledge of Landlord (but without having made any investigation), Tenant is in default under this Lease, and, if Tenant is in default, setting forth the specific nature of all such defaults, and (iv) as to any other matters reasonably requested by Tenant and related to this Lease. Landlord acknowledges that any statement delivered pursuant to this Section 7.4 may be relied upon by any subtenant or assignee of Tenant or by any party to a transaction entered into with Tenant.

     Section 7.5.  As long as any Superior Lease or Mortgage shall exist, Tenant
     -----------
shall not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to all Lessors and Mortgagees at such addresses as shall have been furnished to Tenant by such Lessors and Mortgagees and, if any such Lessor or Mortgagee, as the case may be, shall have notified Tenant within ten (10) Business Days following receipt of such notice of its intention to remedy such act or omission, until a reasonable period of time shall have elapsed following the giving of such notice, during which period such Lessors and Mortgagees shall have the right, but not the obligation, to remedy such act or omission.

     Section 7.6.  Tenant hereby irrevocably waives any and all right(s) it may
     -----------
have in connection with any zoning lot merger or transfer of development rights with respect to the Real Property including, without limitation, any rights it may have to be a party to, to contest, or to execute, any Declaration of Restrictions (as such term is defined in Section 12-10 of the Zoning Resolution of The City of New York effective December 15, 1961, as amended) with respect to the Real Property, which would cause the Premises to be merged with or unmerged from any other zoning lot pursuant to such Zoning Resolution or to any document of a similar nature and purpose, and Tenant agrees that this Lease shall be subject and subordinate to any

Declaration of Restrictions or any other document of similar nature and purpose now or hereafter affecting the Real Property provided that the execution and delivery thereof does not interfere with Tenant's possession of the Premises as provided in this Lease and does not diminish Tenant's rights hereunder or increase any of Tenant's obligations hereunder. In confirmation of such subordination and waiver, Tenant shall execute and deliver promptly any certificate or instrument that Landlord reasonably may request.

     Section 7.7.  (A) Landlord shall use its reasonable efforts to obtain from
     -----------
each Mortgagee, an agreement in form and substance satisfactory to such Mortgagee to the effect that, if there shall be a foreclosure of its Mortgage, such Mortgagee will not make Tenant a party defendant to such foreclosure, evict Tenant, disturb Tenant's possession under this Lease, or terminate or disturb Tenant's leasehold estate or rights hereunder, and will recognize Tenant as the direct tenant of such Mortgagee on the same terms and conditions as are contained in this Lease (subject to the provisions of Section 7.2 hereof) provided no Event of Default shall have occurred and be continuing hereunder (any such agreement,or any agreement of similar import, from a Mortgagee being hereinafter referred to as a "Nondisturbance Agreement").
                              ------------------------

          (B) Landlord shall have no liability to Tenant for its failure to obtain any Nondisturbance Agreement. Landlord's agreement to use reasonable efforts hereunder shall not impose any obligation upon Landlord (i) to incur any cost or expense (other than reasonable attorneys' fees and disbursements) or
(ii) to institute any legal or other proceeding in connection with obtaining such Nondisturbance Agreement.

          (C) If required by the Mortgagee, within seven (7) days after notice thereof, Tenant shall join in any Nondisturbance Agreement to indicate its concurrence with the provisions thereof to attorn to such Mortgagee as Tenant's landlord hereunder on the terms and conditions set forth in such Nondisturbance Agreement.

     Section 7.8.  Landlord hereby represents, that, as of the date hereof:
     -----------

                    (a) Landlord is the owner of the fee estate above a plane of the plot of land on which the Building stands and as fee owner is the lessor under that certain Agreement of Lease dated as of October 18, 1963 between The Pennsylvania Railroad Company ("PRC"), as lessor, and Madison Square Garden Center, Inc. ("MSG"), as lessee, a memorandum of which was recorded in the Office of the City Register, New York County, on March 16, 1965 in Liber 5271 of Conveyances at page 1, as amended by Deferment and Waiver Agreement between PRC and MSG dated September 9, 1965 and recorded on September 10, 1965 in Liber 5342 cp 210 (as amended, the "Ground Lease"),

                    (b) Landlord is lessee under the Ground Lease and is the lessor under certain lease by and between MSG as lessor, and Landlord's predecessor-in-interest, the Penn Plaza Venture, as lessee, dated as of September 9, 1965, a memorandum of which is recorded on September 10, 1965 in the Office of the City Register, New York County in Reel

5342, Cp 260, as amended by that certain unrecorded amendment of lease dated August 17, 1977, between MSG and the Penn Plaza Venture (the "MSG Lease"),

                    (c) Landlord is the lessee under the MSG Lease, and

                    (d) The holder of the Mortgages affecting the Building and the Land is the National Bank of Kuwait, S.A.K., Grand Cayman Island Branch.

                                   ARTICLE 8
                             RULES AND REGULATIONS
                             ---------------------

     Tenant and Tenant's contractors, employees, agents, visitors, invitees and licensees shall comply with the Rules and Regulations. Tenant shall have the right to dispute the reasonableness of any additional Rule or Regulation hereafter adopted by Landlord. If Tenant disputes the reasonableness of any additional Rule or Regulation hereafter adopted by Landlord, the dispute shall be determined by arbitration in the City of New York in accordance with the rules and regulations then obtaining of the American Arbitration Association or its successor. Any such determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice upon Landlord within thirty (30) days after receipt by Tenant of notice of the adoption of any such additional Rule or Regulation. Landlord agrees to enforce Rules or Regulations against other office tenants (other than Landlord or its affiliates) in the Building.
Landlord shall not enforce any Rule or Regulation against Tenant which Landlord shall not then be enforcing against all other office tenants in the Building (other than Landlord or its Affiliates).

                                   ARTICLE 9
               INSURANCE, PROPERTY LOSS OR DAMAGE; REIMBURSEMENT
               -------------------------------------------------

     Section 9.1.  (A) Any Building employee to whom any property shall be
     -----------
entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury (or death) to persons or damage to property, or interruption of Tenant's business, resulting from fire or other casualty, nor shall Landlord or its agents be liable for any such injury (or death) to persons or damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work; nor shall Landlord be liable for any injury (or death) to persons or damage to property or improvements, or interruption of Tenant's business, resulting from any latent defect in the Premises or in the Building (provided that the foregoing shall not relieve Landlord from its obligations, if any, to repair such latent defect pursuant to the provisions of
Article 4 hereof or affect Tenant's right, if any, regarding an abatement of the Fixed Rent and Escalation Rent as set forth in Section 14.2 hereof). Anything in this Article 9 to the contrary notwithstanding, except as set forth in Articles 4, 10, 13, 28 and 35 of this Lease and otherwise as expressly provided herein, Landlord shall not be relieved from responsibility directly to Tenant for any loss or damage caused directly to Tenant wholly or in part by the negligent acts or omissions of Landlord. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Article 35 hereof in order to recoup for payments made to compensate for losses of third parties.

          (B) If at any time any windows of the Premises are temporarily closed, darkened or bricked-up due to any Requirement or by reason of repairs, maintenance, alterations, or improvements to the Building, or any of such windows are permanently closed, darkened or bricked-up due to any Requirement, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor, nor abatement or diminution of Fixed Rent or any other item of Rental, nor shall the same release Tenant from its obligations hereunder, nor constitute an actual or constructive eviction, in whole or in part, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise, nor impose any liability upon Landlord or its agents. If at any time the windows of the Premises are temporarily closed, darkened or bricked-up, as aforesaid, then, unless Tenant is required pursuant to the Lease to perform the repairs, maintenance, alterations, or improvements, or to comply with the Requirements, which resulted in such windows being closed, darkened or bricked-up, Landlord shall perform such repairs, maintenance, alterations or improvements and comply with the applicable Requirements with reasonable diligence and otherwise take such action as may be reasonably necessary to minimize the period during which such windows are temporarily closed, darkened, or bricked-up.

          (C) Tenant shall immediately notify Landlord of any fire or accident in the Premises.

     Section 9.2.  Tenant shall obtain and keep in full force and effect (i) an
     -----------
"all risk" insurance policy for Tenant's Specialty Alterations and Tenant's Property at the Premises in an amount equal to one hundred percent (100%) of the replacement value thereof, and (ii) a policy of commercial general liability and property damage insurance on an occurrence basis, with a broad form contractual liability endorsement. Such policies shall provide that Tenant is named as the insured. Landlord, Landlord's managing agent, Landlord's agents and any Lessors and any Mortgagees (whose names shall have been furnished to Tenant) shall be added as additional insureds, as their respective interests may appear, with respect to the insurance required to be carried pursuant to clauses (i) and (ii) above. Such policy with respect to clause (ii) above shall include a provision under which the insurer agrees to indemnify, defend and hold Landlord, Landlord's managing agent, Landlord's agents and such Lessors and Mortgagees harmless from and against, subject to the limits of liability set forth in this
Section 9.2, all cost, expense and liability arising out of, or based upon, any and all claims, accidents, injuries and damages mentioned in Article 35. In addition, the policy required to be carried pursuant to clause (ii) above shall contain a provision that (a) no act or omission of Tenant shall affect or limit the obligation of the insurer to pay the amount of any loss sustained and (b) the policy shall be non-cancelable with respect to Landlord, Landlord's managing agent, Landlord's agents and such Lessors and Mortgagees (whose names and addresses shall have been furnished to Tenant) unless thirty (30) days' prior written notice shall have been given to Landlord by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insured and additional insureds. In addition, upon receipt by Tenant of any notice of cancellation or any other notice from the insurance carrier which may adversely affect the coverage of the insureds under such policy of insurance, Tenant shall immediately deliver to Landlord and any other additional insured hereunder a copy of such notice. The minimum amounts of liability under the policy of insurance required to be carried pursuant to clause (ii) above shall be a combined single limit with respect to each occurrence in an amount of $5,000,000 for injury (or death) to persons and damage to property, which amount shall be increased from time to time to that amount of insurance which in Landlord's reasonable judgment is then being customarily required by prudent landlords of non-institutional first class buildings in New York City. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a general policyholder rating of "A" and a financial rating of at least "XIII".
           -                                      ----

     Section 9.3.  Landlord shall obtain and keep in full force and effect
     -----------
insurance against loss or damage by fire and other casualty to the Building, including Tenant's Alterations (exclusive of Specialty Alterations), as may be insurable under then available standard forms of "all-risk" insurance policies, in an amount equal to one hundred percent (100%) of the replacement value thereof or in such lesser amount as will avoid co-insurance (including an "agreed amount" endorsement). Notwithstanding the foregoing, Landlord shall not be liable to Tenant for any failure to insure, replace or restore any Alterations unless Tenant shall have notified Landlord of the completion of such Alterations and of the cost thereof, and shall have maintained adequate records with respect to such Alterations to facilitate the adjustment of any insurance claims with respect thereto. Tenant shall cooperate with Landlord and Landlord's insurance companies in the adjustment of any claims for any damage to the Building or such Alterations.

     Section 9.4.  On or prior to the Commencement Date, each party shall
     -----------
deliver to the other appropriate certificates of insurance, including evidence of waivers of subrogation required pursuant to Section 10.5 hereof, required to be carried by each party pursuant to this Article 9. Evidence of each renewal or replacement of a policy shall be delivered by each party to the other at least twenty (20) days prior to the expiration of such policy.

     Section 9.5.  Tenant acknowledges that Landlord shall not carry insurance
     -----------
on, and shall not be responsible for damage to, Tenant's Property or Specialty Alterations, and that

Landlord shall not carry insurance against, or be responsible for any loss suffered by Tenant due to, interruption of Tenant's business; it being expressly understood and agreed that the foregoing shall not affect Tenant's right, if any, regarding an abatement of the Fixed Rent and Escalation Rent pursuant to
Section 14.2 hereof.

     Section 9.6.  If notwithstanding the recovery of insurance proceeds by
     -----------
Tenant for loss, damage or destruction of its property (or rental value or business interruptions) Landlord is liable to Tenant with respect thereto or is obligated under this Lease to make replacement, repair or restoration, then, at Landlord's option, either (i) the amount of the net proceeds of Tenant's insurance against such loss, damage or destruction shall be offset against Landlord's liability to Tenant therefor, or (ii) shall be made available to Landlord to pay for replacement, repair or restoration.

                                  ARTICLE 10
                        DESTRUCTION-FIRE OR OTHER CAUSE
                        -------------------------------

     Section 10.1.  (A) If the Premises (including Alterations other than
     ------------
Specialty Alterations) or access thereto shall be damaged by fire or other casualty, the damage, with such modifications as shall be required in order to comply with Requirements, shall be diligently repaired by and at the expense of Landlord to substantially the condition prior to the damage, and until such repairs which are required to be performed by Landlord (excluding Long Lead Work the absence of which does not in and of itself materially impair Tenant's ability to conduct its business in the Premises in substantially the same manner as prior to such casualty) shall be substantially completed (of which substantial completion Landlord shall promptly notify Tenant) the Fixed Rent, Escalation Rent and Space Factor shall be reduced in the proportion which the area of the part of the Premises which is not usable by Tenant, as determined by Landlord in its reasonable discretion, bears to the total area of the Premises immediately prior to such casualty. Upon the substantial completion of such repairs (excluding Long Lead Work the absence of which does not in and of itself materially impair Tenant's ability to conduct its business in the Premises in substantially the same manner as prior to such casualty), Landlord shall diligently prosecute to completion any items of Long Lead Work remaining to be completed. Landlord shall have no obligation to repair any damage to, or to replace, any Specialty Alterations or Tenant's Property, which Tenant shall complete promptly after substantial completion of Landlord's repair obligations under this Article 10. In addition, Landlord shall not be obligated to repair any damage to, or to replace, any Alterations unless Tenant shall have notified Landlord of the completion of such Alterations and the cost thereof, and shall have maintained adequate records with respect to such Alterations. Tenant shall make all necessary repairs to the Specialty Alterations and same shall be completed promptly after substantial completion of Landlord's repair obligations under this Article 10. Landlord shall use its reasonable efforts to minimize interference with Tenant's use and occupancy in making any repairs pursuant to this Section. Anything contained herein to the contrary notwithstanding, if the Premises (including any Alterations) are damaged by fire or other casualty at any time prior to the completion of the

Initial Alterations, Landlord's obligation to repair the Premises (and any Alterations) shall be limited to repair of the part of the Building Systems serving the Premises on the Commencement Date (but not the distribution portions of such Building Systems located within the Premises), the floor and ceiling slabs of the Premises and the exterior walls of the Premises, all to substantially the same condition which existed on the Commencement Date, with such modifications as shall be required in order to comply with Requirements.

          (B) Prior to the substantial completion of Landlord's repair obligations set forth in Section 10.1 (A) hereof, Landlord shall provide Tenant and Tenant's contractor, subcontractors and materialmen access to the Premises to perform Specialty Alterations (or Alterations, if Landlord is not obligated to repair same pursuant to the provisions hereof), on the following terms and conditions (but not to occupy the same for the conduct of business):

               (1) Tenant shall not commence work in any portion of the Premises until the date specified in a notice from Landlord to Tenant stating that the repairs required to be made by Landlord have been or will be completed to the extent reasonably necessary, in Landlord's discretion, to permit the commencement of the Specialty Alterations (or Alterations, if Landlord is not obligated to repair same pursuant to the provisions hereof) then prudent to be performed in accordance with good construction practice in the portion of the Premises in question without interference with, and consistent with the performance of, the repairs remaining to be performed.

               (2) Such access by Tenant shall be deemed to be subject to all of the applicable provisions of this Lease, including, without limitation, Tenant's obligation to pay to Landlord an amount equal to the Electricity Inclusion Factor except that there shall be no obligation on the part of Tenant solely because of such access to pay any Fixed Rent or Escalation Rent with respect to the affected portion of the Premises for any period prior to substantial completion of the repairs.

               (3) It is expressly understood that if Landlord shall be delayed from substantially completing the repairs due to any acts of Tenant, its agents, servants, employees or contractors, including, without limitation, by reason of the performance of any Specialty Alteration (or Alteration, if Landlord is not obligated to repair same pursuant to the provisions hereof), by reason of Tenant's failure or refusal to comply or to cause its architects, engineers, designers and contractors to comply with any of Tenant's obligations described or referred to in this Lease, or if such repairs are not completed because under good construction scheduling practice such repairs should be performed after completion of any Specialty Alteration (or Alteration, if Landlord is not obligated to repair same pursuant to the provisions hereof), then such repairs shall be deemed substantially complete on the date when the repairs would have been substantially complete but for such delay and the expiration of the abatement of the Tenant's obligations hereunder shall not be postponed by reason of such delay. Any additional costs to Landlord to complete any repairs occasioned by such delay shall be paid by Tenant to Landlord within ten (10) days after demand, as additional rent.

     Section 10.2.  Anything contained in Section 10.1 hereof to the contrary
     ------------
notwithstanding, if the Building shall be so damaged by fire or other casualty that, in Landlord's reasonable opinion, substantial alteration, demolition, or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable), then Landlord, at Landlord's option, may, not later than ninety (90) days following the damage, give Tenant a notice in writing terminating this Lease, provided that if the Premises are not substantially damaged or rendered substantially untenantable, Landlord may not terminate this Lease unless it shall elect to terminate leases (including this Lease), affecting at least fifty percent (50%) of the rentable area of the Building (excluding any rentable area occupied by Landlord or its Affiliates). If Landlord elects to terminate this Lease, the Term shall expire upon a date set by Landlord, but not sooner than the tenth (lOth) day after such notice is given, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 20 hereof. Upon the termination of this Lease under the conditions provided for in this Section 10.2, the Fixed Rent and Escalation Rent shall be apportioned and any prepaid portion of Fixed Rent and Escalation Rent for any period after such date shall be refunded by Landlord to Tenant.

     Section 10.3.  (A) (i) Within forty-five (45) days after any damage
     ------------
described in Section 10.1 hereof, Landlord shall deliver to Tenant a statement prepared by a reputable contractor setting forth such contractor's estimate as to the time required to repair such damage, exclusive of time required to repair any Specialty Alterations (which are Tenant's obligation to repair) or to perform Long Lead Work the absence of which does not in and of itself materially impair Tenant's ability to conduct its business in the Premises in substantially the same manner as prior to such casualty. If the estimated time period exceeds twelve (12) months from the date of such statement, Tenant may elect to terminate this Lease by notice to Landlord not later than thirty (30) days following receipt of such statement. If Tenant makes such election, the Term shall expire upon the thirtieth (30th) day after notice of such election is given by Tenant, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 20 hereof. If Tenant shall not have elected to terminate this Lease pursuant to this Article 10 (or is not entitled to terminate this Lease pursuant to this Article 10), the damages shall be diligently repaired by and at the expense of Landlord as set forth in Section 10.1 hereof.

                     (ii) Notwithstanding anything to contrary contained herein, if (a) either Tenant shall not have elected to terminate this Lease pursuant to the provisions of Section 10.3(A)(i) hereof or Tenant shall not have had the right to terminate this Lease pursuant to the provisions of Section 10.3(A)(i) hereof because the estimated time period set forth in the Estimate did not exceed twelve (12) months, and (b) Landlord shall have failed to make such repairs on or before the date which is the later to occur of (x) three (3) months after the estimated time period set forth in the Estimate, and (y) fifteen (15) months after the date of such Estimate for any reason other than Unavoidable Delay, then Tenant may elect to terminate this Lease by notice given to Landlord within ten (10) days after the expiration of such three (3) month or fifteen (15) month period (as the case may be), time being of the essence with respect to Tenant's giving of such notice. If Tenant makes such election pursuant to this subsection 10.3(A)(ii), the Term shall expire on the tenth
(10th) day after notice of such election is given by Tenant, and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 20 hereof.

          (B) Notwithstanding the foregoing, if the Premises shall be substantially damaged during the last year of the Term (as the same may be renewed or extended pursuant to Article 39 hereof), Landlord or Tenant may elect by notice, given within thirty (30) days after the occurrence of such damage, to terminate this Lease and if either party makes such election, the Term shall expire upon the thirtieth (30th) day after notice of such election is given by such party and Tenant shall vacate the Premises and surrender the same to Landlord in accordance with the provisions of Article 20 hereof.

          (C) Except as expressly set forth in this Section 10.3, Tenant shall have no other options to cancel this Lease under this Article 10.

     Section 10.4.  This Article 10 constitutes an express agreement governing
     ------------
any case of damage or destruction of the Premises or the Building by fire or other casualty, and Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like nature and purpose now or hereafter in force shall have no application in any such case.

     Section 10.5.  The parties hereto shall procure an appropriate clause in,
     ------------
or endorsement on, any fire or extended coverage insurance covering the Premises, the Building and personal property, fixtures and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery and having obtained such clauses or endorsements of waiver of subrogation or consent to a waiver of right of recovery, will not make any claim against or seek to recover from the other for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such fire and extended coverage insurance, provided, however, that the release, discharge, exoneration and covenant not to sue herein contained shall be limited by and be coextensive with the terms and provisions of the waiver of subrogation clause or endorsements or clauses or endorsements consenting to a waiver of right of recovery. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the amount of any such additional premiums and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium, the first party shall not be required to obtain such waiver of subrogation provision. If either party shall be unable to obtain the inclusion of such clause even with the payment of an additional premium, then such party shall attempt to name the other party as an additional insured (but not a loss payee) under the policy. If the payment of an additional premium is required for naming the other party as an additional insured (but not a loss payee), each party shall advise the other of the amount of any such additional premium and the other party at its own election may, but shall not be obligated to, pay the same. If such other party shall not elect to pay such additional premium or if it shall not be possible to have the other party named as an additional insured (but not loss payee), even with the payment of an additional premium, then (in either event) such party shall so notify the first party and the first party shall not have the obligation to name the other party as an additional insured.

                                  ARTICLE 11
                                EMINENT DOMAIN
                                 --------------

     Section 11.1.  If the whole of the Real Property, the Building or the
     ------------
Premises shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Real Property and not the entire Premises shall be so acquired or condemned then, (1) except as hereinafter provided in this Section 11.1, this Lease and the Term shall continue in force and effect, but, if a part of the Premises is included in the part of the Real Property so acquired or condemned, from and after the date of the vesting of title, the Fixed Rent and the Space Factor shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation and Tenant's Share shall be redetermined based upon the proportion in which the ratio between the rentable area of the Premises remaining after such acquisition or condemnation bears to the rentable area of the Building remaining after such acquisition or condemnation; (2) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title, a thirty (30) days' notice of termination of this Lease if Landlord shall elect to terminate leases (including this Lease), affecting at least fifty percent (50%) of the rentable area of the Building (excluding any rentable area leased by Landlord or its Affiliates), and (3) if the part of the Real Property so acquired or condemned shall contain more than fifteen percent (15%) of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a thirty (30) days' notice of termination of this Lease. If any such thirty (30) days' notice of termination is given by Landlord or Tenant, this Lease and the Term shall come to an end and expire upon the expiration of said thirty (30) days with the same effect as if the date of expiration of said thirty (30) days were the Expiration Date. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this Section 11.1, Landlord, at Landlord's expense, shall restore that part of the Premises not so acquired or condemned to a self-contained rental unit inclusive of Tenant's Alterations (other than Specialty Alterations), except that if such acquisition or condemnation occurs prior to completion of the Initial Alterations, Landlord shall only be required to restore that part of the Premises not so acquired or condemned to a self-contained rental unit exclusive of Tenant's Alterations. Upon the termination of this Lease and the Term pursuant to the provisions of this Section 11.1, the

Fixed Rent and Escalation Rent shall be apportioned and any prepaid portion of Fixed Rent and Escalation Rent for any period after such date shall be refunded by Landlord to Tenant.

     Section 11.2.  In the event of any such acquisition or condemnation of all
     ------------
or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this Section
11.2 shall be deemed to prevent Tenant from making a separate claim in any condemnation proceedings for the then value of any Tenant's Property included in such taking, and for any moving expenses.

     Section 11.3.  If the whole or any part of the Premises shall be acquired
     ------------
or condemned temporarily during the Term for any public or quasi-public use or purpose, Tenant shall give prompt notice thereof to Landlord and the Term shall not be reduced or affected in any way and Tenant shall continue to pay in full all items of Rental payable by Tenant hereunder without reduction or abatement, and Tenant shall be entitled to receive for itself any award or payments for such use, provided, however, that:

          (i) if the acquisition or condemnation is for a period not extending beyond the Term and if such award or payment is made less frequently than in monthly installments, the same shall be paid to and held by Landlord as a fund which Landlord shall apply from time to time to the Rental payable by Tenant hereunder, except that, if by reason of such acquisition or condemnation changes or alterations are required to be made to the Premises which would necessitate an expenditure to restore the Premises, then a portion of such award or payment considered by Landlord as appropriate to cover the expenses of the restoration shall be retained by Landlord, without application as aforesaid, and applied toward the restoration of the Premises as provided in Section 11.1 hereof; or

          (ii) if the acquisition or condemnation is for a period extending beyond the Term, such award or payment shall be apportioned between Landlord and Tenant as of the Expiration Date; Tenant's share thereof, if paid less frequently than in monthly installments, shall be paid to Landlord and applied in accordance with the provisions of clause (i) above, provided, however, that the amount of any award or payment allowed or retained for restoration of the Premises shall remain the property of Landlord if this Lease shall expire prior to the restoration of the Premises.

                                  ARTICLE 12
                    ASSIGNMENT, SUBLETTING, MORTGAGE, ETC.
                    --------------------------------------

     Section 12.1.  (A) Except as expressly permitted herein, Tenant, without
     ------------
the prior consent of Landlord in each instance, shall not (a) assign its rights or delegate its duties under this Lease (whether by operation of law, transfers of interests in Tenant or otherwise), mortgage or encumber its interest in this Lease, in whole or in part, (b) sublet, or permit the subletting of, the Premises or any part thereof, or (c) permit the Premises or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any Person other than Tenant.

          (B) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

     Section 12.2.  (A) If Tenant's interest in this Lease is assigned in
     ------------
violation of the provisions of this Article 12, such assignment shall be void and of no force and effect against Landlord, provided, however, that Landlord may collect an amount equal to the then Fixed Rent plus any other item of Rental from the assignee as a fee for its use and occupancy, and shall apply the net amount collected to the Fixed Rent and other items of Rental reserved in this Lease. If the Premises or any part thereof are sublet to, or occupied by, or used by, any Person other than Tenant, whether or not in violation of this
Article 12, Landlord, after default by Tenant under this Lease, including, without limitation, a subletting or occupancy in violation of this Article 12, may collect any item of Rental or other sums paid by the subtenant, user or occupant as a fee for its use and occupancy, and shall apply the net amount collected to the Fixed Rent and other items of Rental reserved in this Lease.
No such assignment, subletting, occupancy or use, whether with or without Landlord's prior consent, nor any such collection or application of Rental or fee for use and occupancy, shall be deemed a waiver by Landlord of any term, covenant or condition of this Lease or the acceptance by Landlord of such assignee, subtenant, occupant or user as tenant hereunder. The consent by Landlord to any assignment, subletting, occupancy or use shall not relieve Tenant from its obligation to obtain the express prior consent of Landlord to any further assignment, subletting, occupancy or use.

          (B) Tenant shall reimburse Landlord on demand for any actual out-of-pocket costs that may be incurred by Landlord in connection with any proposed assignment of Tenant's interest in this Lease or any proposed subletting of the Premises or any part thereof, including, without limitation, reasonable attorneys' fees and disbursements and the reasonable costs of making investigations as to the acceptability of the proposed subtenant or the proposed assignee. Tenant shall engage, with respect to any proposed subletting of the Premises or any part thereof or any proposed assignment of Tenant's interest in this Lease, such broker as Landlord shall approve (which approval shall not be unreasonably withheld or delayed).

          (C) Neither any assignment of Tenant's interest in this Lease nor any subletting, occupancy or use of the Premises or any part thereof by any Person other than Tenant, nor any collection of Rental by Landlord from any Person other than Tenant as provided in this Section 12.2, nor any application of any such Rental as provided in this Section 12.2 shall, in any circumstances, relieve Tenant of its obligations under this Lease on Tenant's part to be observed and performed.

          (D) Any Person to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall execute and deliver to Landlord upon demand an instrument confirming such assumption. No assignment of this Lease shall relieve Tenant of its obligations hereunder and, subsequent to any assignment, Tenant's liability hereunder shall continue to the extent of the obligations contained in this Lease (as the same may have been amended or modified prior to any such assignment) notwithstanding the release of any subsequent tenant hereunder from any liability, to all of which Tenant hereby consents in advance.

     Section 12.3.  (A) If Tenant assumes this Lease and proposes to assign the
     ------------
same pursuant to the provisions of the Bankruptcy Code to any Person who shall have made a bona fide offer to accept an assignment of this Lease on terms
            ---------
acceptable to Tenant, then notice of such proposed assignment shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Such notice shall set forth (a) the name and address of such Person, (b) all of the terms and conditions of such offer, and (c) adequate assurance of future performance by such Person under the Lease as set forth in Paragraph (B) below, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such Person, less any
                              ---------
brokerage commissions which would otherwise be payable by Tenant out of the consideration to be paid by such Person in connection with the assignment of this Lease.

          (B) The term "adequate assurance of future performance" as used in this Lease shall mean that any proposed assignee shall, among other things, (a) deposit with Landlord on the assumption of this Lease the sum of the then Fixed Rent as security for the faithful performance and observance by such assignee of the terms and obligations of this Lease, which sum shall be held by Landlord in accordance with the provisions of Article 31 hereof,

(b) furnish Landlord with financial statements of such assignee for the prior three (3) fiscal years, as finally determined after an audit and certified as correct by a certified public accountant, which financial statements shall show a net worth of at least six (6) times the then Fixed Rent for each of such three
(3) years, (c) grant to Landlord a security interest in such property of the proposed assignee as Landlord shall deem necessary to secure such assignee's future performance under this Lease, and (d) provide such other information or take such action as Landlord, in its reasonable judgment shall determine is necessary to provide adequate assurance of the performance by such assignee of its obligations under the Lease.

     Section 12.4.  (A) As long as Apertus Technologies, Inc. or any Person
     ------------
which is an immediate or remote successor or assign of Apertus Technologies, Inc. pursuant to this Section 12.4 is Tenant, Tenant shall have the privilege, subject to the terms and conditions hereinafter set forth, without the consent of Landlord but subject to Tenant's satisfaction of conditions set forth in clauses (1), (4) and (5) of Section 12.8(A) hereof, and without Landlord having the right granted in Section 12.8(B) hereof to recapture, to assign its interest in this Lease (i) to any corporation which is a successor to Tenant either by merger or consolidation, (ii) to a purchaser of all or substantially all of Tenant's assets (provided such purchaser shall have also assumed substantially all of Tenant's liabilities) or (iii) to a Person which shall (1) Control, (2) be under the Control of, or (3) be under common Control with Tenant (any such Person referred to in this clause (iii) being a "Related Entity"). As long as Apertus Technologies, Inc. or any Person which is an immediate or remote successor or assign of Apertus Technologies, Inc. pursuant to this Section 12.4 is Tenant, Tenant also shall have the privilege, subject to the terms and conditions hereinafter set forth, without the consent of Landlord but subject to Tenant's satisfaction of conditions set forth in clauses (3), (6) through (8) and (10) of Section 12.6(A) and without Landlord having the right granted in
Section 12.6(B) hereof to recapture, to sublease all or any portion of the Premises to a Related Entity. Any assignment or subletting described above may only be made upon the condition that (a) any such assignee or subtenant shall continue to use the Premises for the conduct of the same business as Tenant was conducting prior to such assignment or sublease, (b) the principal purpose of such assignment or sublease is not the acquisition of Tenant's interest in this Lease or to circumvent the provisions of Section 12.1 of this Article (except if such assignment or sublease is made to a Related Entity and is made for a valid intracorporate business purpose and is not made to circumvent the provisions of
Section 12.1 of this Article), and (c) in the case of an assignment, any such assignee shall have a net worth and annual income and cash flow, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment, equal to the greater of Tenant's net worth and annual income and cash flow, as so determined, on (i) the date immediately preceding the date of such assignment, and (ii) the Commencement Date. Tenant shall, within ten (10) Business Days after execution thereof, deliver to Landlord either (x) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, together with an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, or (y) a duplicate original sublease in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and the subtenant.

          (B) If Tenant is a partnership, the admission of new Partners, the withdrawal, retirement, death, incompetency or bankruptcy of any Partner, or the reallocation of partnership interests among the Partners shall not constitute an assignment of this Lease, provided the principal purpose of any of the foregoing is not to circumvent the restrictions on assignment set forth in the provisions of this Article 12. The reorganization of Tenant from a professional corporation into a partnership or the reorganization of a Tenant from a partnership into a professional corporation, shall not constitute an assignment of this Lease, provided that immediately following such reorganization the Partners of Tenant shall be the same as the shareholders of Tenant existing immediately prior to such reorganization, or the shareholders of Tenant shall be the same as the Partners of Tenant existing immediately prior to such reorganization, as the case may be.

          (C) Except as set forth above, either a transfer (including the issuance of treasury stock or the creation and issuance of new stock or a new class of stock) of a controlling interest in the shares of Tenant (if Tenant is a corporation or trust) or a transfer of a majority of the total interest in Tenant (if Tenant is a partnership or other entity) at any one time or over a period of time through a series of transfers, shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Article 12, including, without limitation, the requirement that Tenant obtain Landlord's prior consent thereto. The transfer of shares of Tenant (if Tenant is a corporation or trust) for purposes of this Section 12.4 shall not include the sale of shares by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, which sale is effected through the "over-the-counter market" or through any recognized stock exchange.

     Section 12.5.  If, at any time after the originally named Tenant herein may
     ------------
have assigned Tenant's interest in this Lease, this Lease shall be disaffirmed or rejected in any proceeding of the types described in paragraph (E) of Section
16.1 hereof, or in any similar proceeding, or in the event of termination of this Lease by reason of any such proceeding or by reason of lapse of time following notice of termination given pursuant to said Article 16 based upon any of the Events of Default set forth in such paragraph, any prior Tenant, including, without limitation, the originally named Tenant, upon request of Landlord given within thirty (30) days next following any such disaffirmance, rejection or termination (and actual notice thereof to Landlord in the event of a disaffirmance or rejection or in the event of termination other than by act of Landlord), shall (1) pay to Landlord all Fixed Rent, Escalation Rent and other items of Rental due and owing by the assignee to Landlord under this Lease to and including the date of such disaffirmance, rejection or termination, and (2) as "tenant", enter into a new lease with Landlord of the Premises for a term commencing on the effective date of such disaffirmance, rejection or termination and ending on the Expiration Date, unless sooner terminated as in such lease provided, at the same Fixed Rent and upon the then executory terms, covenants and conditions as are contained in this Lease, except that (a) Tenant's rights under the new lease shall be subject to the possessory rights of the assignee under this Lease and the possessory rights of any person claiming through or under such assignee or by virtue of any statute or of any order of any court,
(b) such new lease shall require all defaults existing under this Lease to be cured by Tenant with due diligence, and (c) such new lease shall require Tenant to pay all Escalation Rent reserved in this Lease which, had this Lease not been so disaffirmed, rejected or terminated, would have accrued under the provisions of Article 27 hereof after the date of such disaffirmance, rejection or termination with respect to any period prior thereto. If any such prior Tenant shall default in its obligation to enter into said new lease for a period of ten
(10) days next following Landlord's request therefor, then, in addition to all other rights and remedies by reason of such default, either at law or in equity, Landlord shall have the same rights and remedies against such Tenant as if such Tenant had entered into such new lease and such new lease had thereafter been terminated as of the commencement date thereof by reason of such Tenant's default thereunder.

     Section 12.6.  (A) Notwithstanding the provisions of Section 12.1 hereof,
     ------------
if Landlord shall not exercise its rights pursuant to paragraph (B) of this
Section 12.6, Landlord shall not unreasonably withhold its consent to any subletting of the Premises, provided that:

                    (1) the Premises shall not, without Landlord's prior consent, have been listed or otherwise publicly advertised for subletting at a rental rate less than the greater of (i) the Rent Per Square Foot with respect to the portion of the Premises proposed to be sublet hereunder and (ii) the prevailing rental rate set by Landlord for comparable space in the Building or if there is no comparable space the prevailing rental rate reasonably determined by Landlord (the "Prevailing Rate") (the greater of the amounts set forth in
                  ---------------
clauses (i) and (ii) above is referred to as the "Listing Rate"), nor shall
                                                  ------------
Tenant advise any broker, agent or finder that Tenant intends to sublet the Premises at a rate less than the Listing Rate;

                    (2) Intentionally Omitted Prior to Execution.

                    (3) no Event of Default shall have occurred and be continuing;

                    (4) upon the date Tenant delivers the Tenant Statement to Landlord and upon the date immediately preceding the commencement date of any sublease approved by Landlord, the proposed subtenant shall have a financial standing (taking into consideration the obligations of the proposed subtenant under the sublease) satisfactory to Landlord in Landlord's reasonable discretion, be of a character, be engaged in a business, and propose to use the Premises in a manner in keeping with the standards in such respects of the other tenancies in the Building;

                    (5) the proposed subtenant (or any Person who directly or indirectly, Controls, is Controlled by or is under common Control with the proposed subtenant) shall not be a tenant or subtenant of any space in the Building, nor shall the proposed subtenant (or any Person who directly or indirectly, Controls, is Controlled by or is under common Control with the proposed subtenant) be a Person with whom Landlord is negotiating or discussing to lease space in the Building; if Tenant shall propose to sublease space and is about to commence negotiations with a tenant, subtenant or prospective subtenant, Tenant shall advise Landlord of the identity of such prospective subtenant, and Landlord shall notify Tenant if the execution of a sublease with such tenant, subtenant or prospective subtenant would violate the provisions of this clause (5);

                    (6) the character of the business to be conducted or the proposed use of the Premises by the proposed subtenant shall not (a) be likely to increase Landlord's operating expenses beyond that which would be incurred for use by Tenant or for use in accordance with the standards of use of other tenancies in the Building; (b) increase the burden on existing cleaning services or elevators over the burden prior to such proposed subletting; (c) violate any provision or restrictions herein relating to the use or occupancy of the Premises; (d) require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Building or the Real Property other than the Premises; or (e) violate any provision or restrictions in any other lease for space in the Building or in any Superior Lease or Mortgage; if Landlord shall have consented to a sublease and, as a result of the use and occupancy of the subleased portion of the Premises by the subtenant, operating expenses are increased, then Tenant shall pay to Landlord, within ten (10) days after demand, as additional rent, all resulting increases in operating expenses;

                    (7) the subletting shall be expressly subject to all of the terms, covenants, conditions and obligations on Tenant's part to be observed and performed under this Lease and the further condition and restriction that the sublease shall not be modified without the prior written consent of Landlord, which consent shall not be unreasonably withheld, or assigned (by operation of law or otherwise; for purposes of this clause (7), the transfer of a majority of the issued and outstanding capital stock of any corporate subtenant or the transfer of a majority of the total interest in a subtenant (if a partnership or other entity), however accomplished, whether in a single transaction or in a series of related or unrelated transactions, shall be deemed an assignment of the sublease, except that the transfer of the outstanding capital stock of a corporate subtenant shall be deemed not to include the sale of such stock by persons other than those deemed "insiders" within the meaning of the Securities Exchange Act of 1934, as amended, which sale is effected through the "over-the-counter market" or through any recognized stock exchange) encumbered or otherwise transferred or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of Landlord in each instance;

                    (8) the subletting shall end no later than one (1) day before the Expiration Date and shall not be for a term of less than two (2) years unless it commences less than two (2) years before the Expiration Date;

                    (9) no subletting shall be for less than Two Thousand (2,000) contiguous rentable square feet and at no time shall there be more than three (3) occupants, including Tenant, in the Premises; and

                    (10) such sublease shall expressly provide that in the event of termination, reentry or dispossess of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant, at Landlord's option, shall attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not be:

                    (i) liable for any act or omission of Tenant under such sublease, or

                    (ii) subject to any defense or offsets which such subtenant may have against Tenant, or

                    (iii) bound by any previous payment which such subtenant may have made to Tenant more than thirty (30) days in advance of the date upon which such payment was due, unless previously approved by Landlord, or

                    (iv) bound by any obligation to make any payment to or on behalf of such subtenant, or

                    (v) bound by any obligation to perform any work or to make improvements to the Premises, or portion thereof demised by such sublease, or

                    (vi) bound by any amendment or modification of such sublease made without its consent, or

                    (vii) bound to return such subtenant's security deposit, if any, until such deposit has come into its actual possession and such subtenant would be entitled to such security deposit pursuant to the terms of such sublease.

If Tenant proposes to sublet a portion of the Premises then, unless the context otherwise requires, references in this Section 12.6 to the Premises shall be deemed to refer to the portion of the Premises proposed to be sublet by Tenant.

          (B) At least fifteen (15) Business Days prior to any proposed subletting of all or any portion of the Premises, Tenant shall submit a statement to Landlord (a "Tenant Statement") containing the following
                          ----------------
information: (a) the name and address of the proposed subtenant, (b) a description of the portion of the Premises to be sublet, (c) the terms and conditions of the proposed subletting, including, without limitation, the rent payable and the value (including cost, overhead and supervision) of any improvements (including any demolition to be performed) to the Premises for occupancy by such subtenant, (d) the nature and character of the business of the proposed subtenant, and (e) any other information that Landlord may reasonably request, together with a statement specifically directing Landlord's attention to the provisions of this Section 12.6(B) requiring Landlord to respond to Tenant's request within fifteen (15) Business Days after Landlord's receipt of the Tenant Statement. Landlord shall have the right, exercisable within fifteen
(15) Business Days after Landlord's
receipt of the Tenant Statement, to sublet (in its own name or that of its designee) such portion of the Premises ("Recapture Space") from Tenant on the
                                         ---------------
terms and conditions set forth in the Tenant Statement, subject to the further provisions of paragraph (C) of this Section 12.6. If Landlord shall fail to notify Tenant within said fifteen (15) Business Day period of Landlord's intention to exercise its rights pursuant to this Section 12.6(B) or of Landlord's consent to or disapproval of the proposed subletting pursuant to the Tenant Statement as contemplated by Section 12.6(A) hereof, or if Landlord shall have consented to such subletting as provided in Section 12.6(A) hereof, Tenant shall have the right to sublease that portion of the Premises to such proposed subtenant on the same terms and conditions set forth in the Tenant Statement, subject to the terms and conditions of this Lease, including paragraph (A) of this Section 12.6. If Tenant shall not enter into such sublease within sixty
(60) days after the delivery of the Tenant Statement to Landlord, then the provisions of Section 12.1 hereof and this Section 12.6 shall again be applicable to any other proposed subletting. If Tenant shall enter into such sublease within sixty (60) days as aforesaid, Tenant shall deliver a true, complete and fully executed counterpart of such sublease to Landlord within five
(5) days after execution thereof.

          (C) If Landlord exercises its option to sublet the Recapture Space, such sublease to Landlord or its designee as subtenant (each, a "Recapture
                                                                 ---------
Sublease") shall:
- --------

                 (1) be at a rental equal to the lesser of (x) the Rent Per Square Foot multiplied by the number of rentable square feet of the Recapture Space and (y) the sublease rent set forth in the Tenant Statement and otherwise be upon the same terms and conditions as those contained in this Lease (as modified by the Tenant Statement, except such as are irrelevant or inapplicable and except as otherwise expressly set forth to the contrary in this paragraph
(C);

                 (2) give the subtenant the unqualified and unrestricted right, without Tenant's permission, to assign such sublease and to further sublet the Recapture Space or any part thereof and to make any and all changes, alterations, and improvements in the Recapture Space;

                 (3) provide in substance that any such changes, alterations, and improvements made in the Recapture Space may be removed, in whole or in part, prior to or upon the expiration or other termination of the Recapture Sublease provided that any material damage and injury caused thereby shall be repaired,

                 (4) provide that (i) the parties to such Sublease expressly negate any intention that any estate created under such Sublease be merged with any other estate held by either of said parties, (ii) prior to the commencement of the term of the Recapture Sublease, Tenant, at its sole cost and expense (unless the Tenant Statement provides otherwise), shall make such alterations as may be required or reasonably deemed necessary by the subtenant to physically separate the Recapture Space, if such Space constitutes a portion of the Premises, from the balance of the Premises and to provide appropriate means of ingress to and egress thereto and to the public portions of the balance of the floor such as toilets, janitor's closets, telephone and electrical closets, fire stairs, elevator lobbies, etc., (iii) at the expiration of the term of such Sublease, Tenant shall accept the Recapture Space in its then existing condition, broom clean; and

                 (5) provide that the subtenant or occupant may use and occupy the Recapture Space for any lawful purpose (without regard to any limitation set forth in the Tenant Statement).

          (D) Performance by Landlord, or its designee, under a Recapture Sublease shall be deemed performance by Tenant of any similar obligation under this Lease and Tenant shall not be liable for any default under this Lease or deemed to be in default hereunder if such default is occasioned by or arises from any act or omission of the subtenant under the Recapture Sublease or is occasioned by or arises from any act or omission of any occupant under the Recapture Sublease.

          (E) If Landlord is unable to give Tenant possession of the Recapture Space at the expiration of the term of the Recapture Sublease by reason of the holding over or retention of possession of any tenant or other occupant, then
(w) Landlord shall continue to pay all charges previously payable, and comply with all other obligations, under the Recapture Sublease until the date upon which Landlord shall give Tenant possession of the Recapture Space free of occupancies, (x) neither the Expiration Date nor the validity of this Lease shall be affected, (y) Tenant waives any rights under Section 223-a of the Real Property Law of New York, or any successor statute of similar import, to rescind this Lease and further waives the right to recover any damages from Landlord which may result from the failure of Landlord to deliver possession of the Recapture Space at the end of the term of the Recapture Sublease, and (z) Landlord, at Landlord's expense, shall use its reasonable efforts to deliver possession of the Recapture Space to Tenant and in connection therewith, if necessary, shall institute and diligently and in good faith prosecute holdover and any other appropriate proceedings against the occupant of such Space; if Landlord fails to prosecute such proceedings in such manner and such failure continues after reasonable notice thereof by Tenant, Tenant may prosecute such proceedings in Landlord's name and at Landlord's expense.

          (F) The failure by Landlord to exercise its option under Section 12.6(B) with respect to any subletting shall not be deemed a waiver of such option with respect to any extension of such subletting or any subsequent subletting of the Premises affected thereby.

     Section 12.7.  (A) In connection with any subletting of all or any portion
     ------------
of the Premises, Tenant shall pay to Landlord an amount equal to fifty percent (50%) of any Sublease Profit derived therefrom. Anything contained herein to the contrary notwithstanding Tenant shall not be entitled to any proceeds derived from or relating to (directly or indirectly) any subletting of the Recapture Space by Landlord or its designee to a subtenant. All sums payable hereunder by Tenant shall be calculated on an annualized basis, but shall be paid to Landlord, as additional rent, within ten (10) days after receipt thereof by Tenant.

          (B)  For purposes of this Lease:

                  (1) "Rent Per Square Foot" shall mean the sum of the then
                       --------------------
  Fixed Rent, Escalation Rent and, if applicable, Electricity Additional Rent divided by the Space Factor.

                  (2) "Sublease Profit" shall mean the product of (x) the
                       ---------------
Sublease Rent Per Square Foot less the Rent Per Square Foot, and (y) the number of rentable square feet constituting the portion of the Premises sublet by Tenant.

                  (3) "Sublease Rent" shall mean any rent or other consideration
                       -------------
paid to Tenant directly or indirectly by any subtenant or any other amount received by Tenant from or in connection with any subletting (including, but not limited to, sums paid for the sale or rental, or consideration received on account of any contribution, of Tenant's Property or sums paid in connection with the supply of electricity or HVAC) less the Sublease Expenses.

                  (4) "Sublease Expenses" shall mean: (i) in the event of a sale
                       -----------------
of Tenant's Property, the then unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns, (ii) the reasonable out-of-pocket costs and expenses of Tenant in making such sublease, such as brokers' fees, attorneys' fees, and advertising fees paid to unrelated third parties, (iii) any sums paid to Landlord pursuant to Section 12.2(B) hereof, (iv) the cost of improvements or alterations made by Tenant expressly and solely for the purpose of preparing that portion of the Premises for such subtenancy if not used by Tenant subsequent to the expiration of the term of the sublease, and (v) the unamortized or undepreciated cost of any Tenant's Property leased to and used by such subtenant. In determining Sublease Rent, the costs set forth in clauses (ii), (iii) and (iv) shall be amortized on a straight-line basis over the term of such sublease and the costs set forth in clause (v) shall be amortized on a straight line basis over the greater of the longest useful life of such improvements, alterations or Property (as permitted pursuant to the Internal Revenue Code of 1986, as amended) and the term of such sublease.

                  (5) "Sublease Rent Per Square Foot" shall mean the Sublease
                       -----------------------------
Rent divided by the rentable square feet of the space demised under the sublease in question.

                  (6) Sublease Profit shall be recalculated from time to time to reflect any corrections in the prior calculation thereof due to (i) subsequent payments received or made by Tenant, (ii) the final adjustment of payments to be made by or to Tenant, and (iii) mistake. Promptly after receipt or final adjustment of any such payments or discovery of any such mistake, Tenant shall submit to Landlord a recalculation of the Sublease Profit, and an adjustment shall be made between Landlord and Tenant, on account of prior payments made or credits received pursuant to this Section 12.7.

     Section 12.8.  (A) Notwithstanding the provisions of Section 12.1 hereof,
     ------------
if Landlord shall not exercise its rights pursuant to paragraph (B)(2) of this
Section 12.8, Landlord shall not unreasonably withhold its consent to an assignment of this Lease in its entirety provided that:

                    (1) no Event of Default shall have occurred and be continuing,

                    (2) upon the date Tenant delivers the Assignment Statement to Landlord and upon the date immediately preceding the date of any assignment approved by Landlord, the proposed assignee shall have a financial standing (taking into consideration the obligations of the proposed assignee under this Lease) satisfactory to Landlord, be of a character, be engaged in a business, and propose to use the Premises in a manner in keeping with the standards in such respects of the other tenancies in the Building;

                    (3) the proposed assignee (or any Person who directly or indirectly, Controls, is Controlled by or is under common Control with the proposed assignee) shall not be a person or entity with whom Landlord is negotiating to lease space in the Building at the time of receipt of an Assignment Statement;

                    (4) the character of the business to be conducted or the proposed use of the Premises by the proposed assignee shall not (a) be likely to increase Landlord's operating expenses beyond that which would be incurred for use by Tenant or for use in accordance with the standards of use of other tenancies in the Building; (b) increase the burden on existing cleaning services or elevators over the burden prior to such proposed assignment; (c) violate any provision or restrictions herein relating to the use or occupancy of the Premises; (d) require any alterations, installations, improvements, additions or other physical changes to be performed in or made to any portion of the Building or the Real Property other than the Premises; or (e) violate any provision or restrictions in any other lease for space in the Building or in any Superior Lease or Mortgage; if Landlord shall have consented to an assignment and, as a result of the use and occupancy of the Premises by Tenant/assignee, operating expenses are increased, then Tenant shall pay to Landlord, within ten (10) days after demand, as additional rent, all resulting increases in operating expenses; and

                    (5) the assignee shall agree to assume all of the obligations of Tenant under this Lease from and after the date of the assignment.

          (B) (1) At least fifteen (15) Business Days prior to any proposed assignment, Tenant shall submit a statement to Landlord (the "Assignment
                                                              ----------
Statement") containing the following information:  (i) the name and address of
- ---------
the proposed assignee, (ii) the essential terms and conditions of the proposed assignment, including, without limitation, the consideration payable for such assignment and the value (including cost, overhead and supervision) of any improvements (including any demolition to be performed) to the Premises proposed to be made by Tenant to prepare the Premises for occupancy by such assignee,
(iii) the nature and character of the business of the proposed assignee, and
(iv) any other
information that Landlord may reasonably request, together with a statement specifically directing Landlord's attention to the provisions of this Section 12.8(B) requiring Landlord to respond to Tenant's request within fifteen (15) Business Days after Landlord's receipt of the Assignment Statement. The Assignment Statement shall be executed by Tenant and the proposed assignee and shall indicate both parties' intent (but not necessarily binding obligation) to enter into an assignment agreement conforming to the terms and conditions of the Assignment Statement and on such other terms and conditions to which the parties may agree which are not inconsistent with the essential terms set forth in the Assignment Statement.

              (2) Landlord shall have the right, exercisable within fifteen (15) Business Days after Landlord's receipt of the Assignment Statement, to take an assignment of this Lease (in its own name or that of its designee) for the same consideration payable to Tenant pursuant to the terms of the Assignment Statement (less the amount of any brokerage commission which would have been payable on account of the assignment pursuant to the Assignment Statement), provided Landlord shall take possession of the Premises "as is" in its condition as of the date of such assignment and shall be entitled to a credit against the consideration otherwise payable in the amount, if any, of the value of any improvements, work or demolition proposed to be provided or performed by Tenant pursuant to the Assignment Statement.

               (3) If Landlord shall fail to notify Tenant within said fifteen
(15) Business Day period of Landlord's intention to exercise its rights pursuant to paragraph (B)(2) of this Section 12.8 or of Landlord's consent to or disapproval of the proposed assignment pursuant to the Assignment Statement, or if Landlord shall have consented to such assignment as provided in Section 12.8(A) hereof, Tenant shall be free to assign the Premises to such proposed assignee on the same terms and conditions set forth in the Assignment Statement. If Tenant shall not enter into such assignment within sixty (60) days after the delivery of the Assignment Statement to Landlord, then the provisions of this
Section 12.8 shall again be applicable in their entirety to any proposed assignment.

               (4) If Tenant shall propose to assign this Lease and is about to commence negotiations with a prospective assignee, Tenant shall advise Landlord of the identity of such prospective assignee and Landlord shall, promptly advise Tenant if the execution of an assignment agreement with such prospective assignee would violate the provisions of paragraph (A)(3) of this Section 12.8.

          (C) If Tenant shall assign this Lease, Tenant shall deliver to Landlord, within five (5) days after execution thereof, (x) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, and (y) an instrument in form and substance reasonably satisfactory to Landlord, duly executed by the assignee, in which such assignee shall assume observance and performance of, and agree to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.

          (D) Tenant shall pay to Landlord, upon receipt thereof, an amount equal to fifty percent (50%) of all Assignment Proceeds. For purposes of this paragraph (D), "Assignment Proceeds" shall mean all consideration payable to
                -------------------
Tenant, directly or indirectly, by any assignee, including Landlord pursuant to paragraph (B) of this Section 12.8, or any other amount received by Tenant from or in connection with any assignment (including, but not limited to, sums paid for the sale or rental, or consideration received on account of any contribution, of Tenant's Property) after deducting therefrom: (i) in the event of a sale (or contribution) of Tenant's Property, the then unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns, (ii) the reasonable out-of-pocket costs and expenses of Tenant in making such assignment, such as brokers' fees, attorneys' fees, and advertising fees paid to unrelated third parties, (iii) any payments required to be made by Tenant in connection with the assignment of its interest in this Lease pursuant to Article 31-B of the Tax law of the State of New York or any real property transfer tax of the United States or the City or State of New York (other than any income tax), (iv) any sums paid by Tenant to Landlord pursuant to Section 12.2(B) hereof, (v) the cost of improvements or alterations made by Tenant expressly and solely for the purpose of preparing the Premises for such assignment, as determined by Tenant's federal income tax returns, (vi) the unamortized or undepreciated cost of any Tenant's Property leased to and used by such assignee, and (vii) the then unamortized or undepreciated cost of the Alterations determined on the basis of Tenant's federal income tax returns less the Tenant Fund. If the consideration paid to Tenant for any assignment shall be paid in installments, then the expenses specified in this paragraph (D) shall be amortized over the period during which such installments shall be payable.
If Landlord exercises its right to take an assignment of this Lease pursuant to the provisions of Section 12.8(B) hereof, in no event shall Tenant be entitled to any proceeds derived from or relating to (directly or indirectly) any lease or sublease of the Premises by Landlord or further assignment of the Lease.

                                  ARTICLE 13
                                  ELECTRICITY
                                  -----------

     Section 13.1.  Tenant shall at all times comply with the rules,
     ------------
regulations, terms and conditions applicable to service, equipment, wiring and requirements of the public utility supplying electricity to the Building. The risers serving the Premises shall be capable of supplying six (6) watts of electricity per rentable square foot of the Premises and Tenant shall not use any electrical equipment which, in Landlord's reasonable judgment, would exceed such capacity or interfere with the electrical service to other tenants of the Building. In the event that, in Landlord's sole judgment, Tenant's electrical requirements necessitate installation of an additional riser, risers or other proper and necessary equipment, Landlord shall so notify Tenant of same. Within five (5) Business Days after receipt of such notice, Tenant shall either cease such use of such additional electricity or shall request that additional electrical capacity (specifying the amount requested) be made available to Tenant. Landlord, in Landlord's sole judgment shall determine whether to make available such additional electrical capacity to Tenant and the amount of such additional electrical capacity to be made available. If Landlord shall agree to make available additional electrical capacity and the same necessitates installation of an additional riser, risers or other proper and necessary equipment, including, without limitation, any switchgear, the same shall be installed by Landlord. Any such installation shall be made at Tenant's sole cost and expense, and shall be chargeable and collectible as additional rent and paid within ten (10) days after the rendition of a bill to Tenant therefor. Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric service furnished to the Premises by reason of any requirement, act or omission of the utility serving the Building or for any other reason not attributable to the gross negligence of Landlord, whether electricity is provided by public or private utility or by any electricity generation system owned and operated by Landlord.

     Section 13.2.  (A) Unless Landlord elects to supply electricity to the
     ------------
Premises pursuant to Section 13.3 or Landlord is required to have Tenant obtain electricity from the public utility furnishing electricity to the Building pursuant to the provisions of Section 13.4 hereof, Landlord shall furnish electric current to the Premises for the use of Tenant for the operation of the lighting fixtures and the electrical receptacles for ordinary office equipment in the Premises on a "rent inclusion" basis, that is, there shall be no separate charge to Tenant for such electric current by way of measuring such electricity service on any meter. The Fixed Rent set forth in this Lease includes an annual charge for electricity service of Fifty-Eight Thousand Eleven and 25/100 Dollars ($58,011.25) (such amount, as it may be increased pursuant to the provisions of this Lease, being referred to as the "Electricity Inclusion Factor"). The
                                      ----------------------------
parties agree that although the charge for furnishing electrical energy is included in the Fixed Rent on a so-called "rent inclusion" basis, the value to Tenant of such service may not be fully reflected in the Fixed Rent. Accordingly, Tenant agrees that Landlord, at Landlord's option, may cause a reputable and independent electrical engineer or electrical consulting firm, selected by Landlord (such engineer or consulting firm being hereinafter referred to as "Landlord's Engineer"), to make a determination, following the
                -------------------
commencement of Tenant's normal business activities in the Premises, of the Full Value of such service to Tenant. As used herein, the "Full Value" to Tenant of
                                                       ----------
such service shall mean the product obtained by multiplying the demand and consumption of electric energy at the Premises by the Electric Rate. Landlord's Engineer shall certify such determination in writing to Landlord and Tenant. If the Full Value to Tenant is in excess of the Electricity Inclusion Factor, the Electricity Inclusion Factor and the Fixed Rent shall be increased by such excess. However, if it shall be so determined that the Full Value to Tenant of such service does not exceed the Electricity Inclusion Factor, there shall nevertheless be no decrease in the Electricity Inclusion Factor or in the Fixed Rent.

          (B) If during the Term the Electric Rate shall increase over the Base Electric Rate, the Electricity Inclusion Factor (and therefore the Fixed Rent) shall be proportionately increased.

          (C) (i) Landlord, from time to time during the Term, may cause Landlord's Engineer to survey the demand and consumption of electrical energy at the Premises. If the then Full Value shall exceed the then Electricity Inclusion Factor, the

Electricity Inclusion Factor (and therefore the Fixed Rent), shall be proportionately increased, based on the increased demand and consumption and the then prevailing Electric Rate.

               (ii) Landlord shall furnish to Tenant a written statement (a "Electricity Statement") setting forth Landlord's determination of any increase
- ----------------------
which has occurred in the Full Value and the Electricity Inclusion Factor (and therefore the Fixed Rent) pursuant to the provisions of either Sections 13.2(A),
(B), or (C)(i). Any such increase in the Electricity Inclusion Factor and the Fixed Rent shall be effective as of the date of such increase in the Electric Rate (to the extent such increase was effective not more than one (1) year prior to the date of the Electricity Statement) or the consumption and demand of electric energy by Tenant and shall be retroactive to such dates if necessary. Any retroactive increase shall be paid by Tenant within ten (10) days after demand and such amount shall be collectible by Landlord as Fixed Rent hereunder.

               (iii) Each such Electricity Statement given by Landlord pursuant to Section 13.2(C)(ii) above, shall be conclusive and binding upon Tenant, unless within thirty (30) days after the receipt of such Electricity Statement, Tenant shall notify Landlord that it disputes the correctness of the Electricity Statement. If such dispute is based on Tenant's demand and consumption of electric current, Tenant shall submit a survey and determination of such adjustment, made at its sole cost and expense, by a reputable and independent electrical engineer or electrical consulting firm ("Tenant's Engineer"), within
                                                    -----------------
ninety (90) days after receipt of such Electricity Statement. If Landlord and Tenant are unable to resolve the dispute differences between them within thirty
(30) days after receipt by Landlord of a copy of the determination of Tenant's Engineer, the dispute shall be decided by a third reputable and independent electrical engineer or electrical consulting firm ("Third Engineer"). If the
                                                    --------------
parties shall fail to agree upon the designation of the Third Engineer within forty (40) days after the receipt by Landlord of the determination of Tenant's Engineer, then either party may apply to the American Arbitration Association or any successor thereto for the designation of the Third Engineer. The Third Engineer shall conduct such hearings as he deems appropriate. The Third Engineer, within thirty (30) days after his designation, shall select the determination of either Landlord's Engineer or Tenant's Engineer and such determination shall be conclusive and binding upon the parties whether or not a judgment shall be entered in any court. The fees of the Third Engineer and the costs of arbitration shall be paid equally by the parties, except that each party shall pay its own counsel fees and expenses, if any, in connection with the arbitration. Pending the resolution of such dispute by agreement or arbitration as aforesaid, Tenant shall pay the increase in the Electricity Inclusion Factor in accordance with the Electricity Statement, without prejudice to Tenant's position, as herein provided. If the dispute shall be resolved in Tenant's favor, Landlord, at its option, shall either credit the amount of such overpayment against subsequent monthly installments of Fixed Rent hereunder or pay to Tenant the amount of such overpayment.

          (D) Subject to the provisions of Section 13.2(C)(ii) hereof, Landlord's failure during the Term to prepare and deliver any Electricity Statement, or bills, or Landlord's failure to make a demand, under this Article or any other provisions of this Lease, shall not in any way be deemed to be a waiver of, or cause Landlord to forfeit or surrender, its rights to collect any portion of the increase in the Electricity Inclusion Factor (and therefore the Fixed Rent) which may have become due pursuant to this Article 13 during the Term. Tenant's liability for the amounts due under this Article 13 shall survive the expiration or sooner termination of this Lease and Landlord's obligation, if any, to refund any payments by Tenant in excess of the amounts required to be paid by Tenant to Landlord pursuant to this Article 13 shall survive the expiration or sooner termination of this Lease. The preceding sentence shall not, however, be construed as limiting or restricting, in any manner whatsoever, Landlord's right pursuant to this Lease or pursuant to law to offset any such overpayments by Tenant against any amounts which may be due and payable as provided in this Lease.

          (E) In no event shall any adjustment of the payments made or to be made hereunder result in a decrease in Fixed Rent or additional rent payable pursuant to any other provision of this Lease, or in the amount paid for electricity for the prior year.

          (F) The Electricity Inclusion Factor shall be collectible by Landlord in the same manner as Fixed Rent.

          (G) For the purposes of this Section 13.2, Landlord and Tenant agree that:

              (a) "Electric Rate" (including all applicable surcharges, demand
                   -------------
charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) shall mean the lesser of:

                     (i) the service classification pursuant to which Landlord purchases electricity from the utility company servicing the Building, and

                     (ii) the service classification pursuant to which Tenant would purchase electricity directly from the utility company servicing the Building.

          (H) If Landlord discontinues furnishing electricity to Tenant pursuant to this Section 13.2, the Fixed Rent shall be decreased by the Electricity Inclusion Factor effective as of the date Landlord discontinues the provision of electricity in such manner.

     Section 13.3.  (A) If Landlord shall no longer elect to have electricity
     ------------
furnished to the Premises pursuant to Section 13.2 hereof then, unless Landlord is required to have Tenant obtain electricity from the public utility company furnishing electricity to the Building pursuant to the provisions of Section
13.4 hereof, electricity shall be furnished by Landlord to the Premises and Tenant shall pay to Landlord, as additional rent for such service, during the Term, an amount (the "Electricity Additional Rent") equal to (i) the amount Landlord actually pays to the utility company to provide electricity to the Premises, including all applicable surcharges, demand charges, time-of-day charges, energy charges, fuel adjustment charges, rate adjustment charges, taxes and other sums payable in respect thereof, based on Tenant's demand and/or consumption of electricity (and/or any other method of quantifying Tenant's use of or demand for electricity as set forth in the utility company's tariff) as registered on a meter or submeter (installed by Landlord at Landlord's sole cost and expense) for purposes of measuring such demand, consumption and/or other method of quantifying Tenant's use of or demand for electricity (it being agreed that such meter or submeter shall measure demand and consumption, and off-peak and on-peak use, in either case to the extent such factors are relevant in making the determination of Landlord's cost) plus (ii) the actual outof-pocket costs and expenses incurred by Landlord in connection with reading such meters and preparing bills therefor. Tenant, from time to time, shall have the right to review Landlord's meter readings, and Landlord's calculation of the Electricity Additional Rent, at reasonable times and on reasonable prior notice, by giving notice thereof to Landlord on or prior to the ninetieth (90th) day after the date when Landlord gives Tenant a bill or statement for the for the Electricity Additional Rent.

          (B) Where more than one meter measures the electricity supplied to Tenant, the electricity rendered through each meter may be computed and billed separately in accordance with the provisions hereinabove set forth. Bills for the Electricity Additional Rent shall be rendered to Tenant at such time as Landlord may elect, and Tenant shall pay the amount shown thereon to Landlord within ten (10) days after receipt of such bill. Tenant expressly acknowledges that in connection with the installation of the meters or submeters, the electricity being supplied to the Premises shall be temporarily interrupted. Landlord shall use reasonable efforts to minimize interference with the conduct of Tenant's business in connection with such installation (including, without limitation, cooperation with Tenant with respect to the timing of any such installation of meters or submeters); provided, however, that Landlord shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever.

     Section 13.4.  If Landlord shall be required by Requirements or the public
     ------------
utility serving the Premises to discontinue furnishing electricity to Tenant this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant and either Tenant shall not be obligated to pay the Electricity Additional Rent or the Fixed Rent shall be appropriately reduced by the Electricity Inclusion Factor, as the case may be. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall use diligent efforts to obtain electric energy directly from the public utility furnishing electric service to the Building. The costs of such service shall be paid by Tenant directly to such public utility. Such electricity may be furnished to Tenant by means of the existing electrical facilities serving the Premises, at no charge, to the extent the same are available, suitable and safe for such purposes as determined by Landlord. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity shall be installed by Landlord at Tenant's expense. Provided Tenant shall use and continue to use diligent efforts to obtain electric energy directly from the public utility, Landlord, to the extent permitted by applicable Requirements, shall not discontinue furnishing electricity to the Premises until such installations have been made and Tenant shall be able to obtain electricity directly from the public utility.

                                  ARTICLE 14
                              ACCESS TO PREMISES
                              ------------------

     Section 14.1.  (A) Tenant shall permit Landlord, Landlord's agents,
     ------------
representatives, contractors and employees and public utilities servicing the Building to erect, use and maintain, concealed ducts, pipes and conduits in and through the Premises. Landlord, Landlord's agents, representatives, contractors, and employees and the agents, representatives, contractors, and employees of public utilities servicing the Building shall have the right to enter the Premises at all reasonable times upon reasonable prior notice (except in the case of an emergency in which event Landlord and Landlord's agents, representatives, contractors, and employees may enter without prior notice to Tenant), which notice may be oral, to examine the same, to show them to prospective purchasers, or prospective or existing Mortgagees or Lessors, and to make such repairs, alterations, improvements, additions or restorations (i) as Landlord may deem necessary or desirable to the Premises or to any other portion of the Building, or (ii) which Landlord may elect to perform following ten (10) days after notice, except in the case of an emergency (in which event Landlord and Landlord's agents, representatives, contractors, and employees may enter without prior notice to Tenant), following Tenant's failure to make repairs or perform any work which Tenant is obligated to make or perform under this Lease, or (iii) for the purpose of complying with any Requirements, a Superior Lease or a Mortgage, and Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction or constructive eviction of Tenant in whole or in part and the Fixed Rent (and any other item of Rental) shall in no wise abate (except to the extent expressly set forth in Section 14.2 hereof) while said repairs, alterations, improvements, additions or restorations are being made, by reason of loss or interruption of business of Tenant, or otherwise.

          (B) Any work performed or installations made pursuant to this Article 14 shall be made with reasonable diligence and otherwise pursuant to the provisions of Section 4.3 hereof.

          (C) Except as hereinafter provided, any pipes, ducts, or conduits installed in or through the Premises pursuant to this Article 14 shall be concealed behind, beneath or within then existing partitioning, columns, ceilings or floors located or to be located in the Premises. Notwithstanding the foregoing, any such pipes, ducts, or conduits may be furred at points immediately adjacent to then existing partitioning columns or ceilings located or to be located in the Premises, provided that the same are completely furred and that the installation of such pipes, ducts, or conduits, when completed, shall not reduce the usable area of the Premises beyond a de minimis amount.
                                                          ----------

     Section 14.2.  If due to any work or installation performed by Landlord
     ------------
pursuant to the terms of this Lease or failure by Landlord to perform its obligations under this Lease (including by reason of Unavoidable Delays), (i) Tenant shall be unable for at least ten (10) consecutive Business Days to operate its business in the Premises in substantially the same manner as such business was operated prior to the performance of such work or installation or such failure, (ii) such interruption shall occur during business hours, and (iii) Tenant shall have been unable, after using reasonable efforts, to relocate its employees and property located in that portion of the Premises which is the subject of such work or installation or such failure so as to have been able to have continued so to operate its business, the Fixed Rent and the Escalation Rent shall be reduced on a per diem basis in the proportion in which the area of the portion of the Premises which is unusable bears to the total area of the Premises for each day subsequent to the aforesaid ten (10) Business Day period that such portion of the Premises remains unusable.

     Section 14.3.  During the twelve (12) month period prior to the Expiration
     ------------
Date or the expiration of any renewal or extended term, Landlord may exhibit the Premises to prospective tenants thereof.

     Section 14.4.  If Tenant shall not be present when for any reason entry
     ------------
into the Premises shall be necessary or permissible, Landlord or Landlord's agents, representatives, contractors or employees may enter the same without rendering Landlord or such agents liable therefor if during such entry Landlord or Landlord's agents shall accord reasonable care under the circumstances to Tenant's Property, and without in any manner affecting this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided.

     Section 14.5.  Landlord also shall have the right at any time, without the
     ------------
same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor (except to the extent expressly provided in Section
14.2 hereof), to change the arrangement or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets, or other public parts of the Building and to change the name, number or designation by which the Building is commonly known, provided any such change does not (a) unreasonably reduce, interfere with or deprive Tenant of access to the Building or the Premises or (b) reduce the rentable area (except by a de minimis amount) of the
                                                      ----------
Premises or (c) materially reduce or diminish the common areas, public areas and amenities provided to Tenant and all other tenants in the Building. All parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, exterior core corridor walls, exterior doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair.

                                  ARTICLE 15
                           CERTIFICATE OF OCCUPANCY
                           ------------------------

     Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy at such time issued for the Premises or for the Building and in the event that any department of the City or State of New York shall hereafter contend or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of such certificate of occupancy, Tenant, upon written notice from Landlord or any Governmental Authority, shall immediately discontinue such use of the Premises. On the Commencement Date a temporary or permanent certificate of occupancy covering the Premises will be in force permitting the Premises to be used as offices, provided, however, neither such certificate, nor any provision of this Lease, nor any act or omission of Landlord, shall be deemed to constitute a representation or warranty that the Premises, or any part thereof, lawfully may be used or occupied for any particular purpose or in any particular manner, in contradistinction to mere "office" use.

                                  ARTICLE 16
                                    DEFAULT
                                    -------

     Section 16.1.  Each of the following events shall be an "Event of Default"
     ------------                                             ----------------
hereunder:

          (A) If Tenant shall default in the payment when due of any installment of Fixed Rent and such default shall continue for three (3) Business Days after notice of such default is given to Tenant, or in the payment when due of any other item of Rental and such default shall continue for three (3) Business Days after notice of such default is given to Tenant, except that if Landlord shall have given two (2) such notices in any twelve (12) month period, Tenant shall not be entitled to any further notice of its delinquency in the payment of Rental until such time as twelve (12) consecutive months shall have elapsed without Tenant having defaulted in any such payment; or

          (B) Intentionally Omitted Prior to Execution;

          (C) if the Premises shall become abandoned (for purposes of this Article 16, the term "abandoned" shall mean that Tenant shall (i) have vacated the Premises with no intention to return, (ii) not be actively seeking a prospective subtenant of the Premises or assignee of the Lease, and (iii) not be maintaining the Premises in accordance with good business practice) or if Tenant shall fail to commence the performance of the Initial Alterations within thirty
(30) days after the Commencement Date (subject to strikes or labor troubles or by accident or by any cause whatsoever beyond Tenant's control) or if Tenant shall fail to diligently pursue the performance of the Initial Alterations, or if Tenant shall fail to occupy the Premises for the conduct of its business on or before the date that shall be six (6) months after the Commencement Date (subject to strikes or labor troubles or by accident or by any cause whatsoever beyond Tenant's reasonable control; or

          (D) if Tenant's interest or any portion thereof in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as expressly permitted under Article 12 hereof; or

          (E) (1) if Tenant shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

               (2) if Tenant shall commence or institute any case, proceeding or other action (A) seeking relief on its behalf as debtor, or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property; or

               (3) if Tenant shall make a general assignment for the benefit of creditors; or

               (4) if any case, proceeding or other action shall be commenced or instituted against Tenant (A) seeking to have an order for relief entered against it as debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, which in either of such cases (i) results in any such entry of an order for relief, adjudication of bankruptcy or insolvency or such an appointment or the issuance or entry of any other order having a similar effect or (ii) remains undismissed for a period of sixty (60) days; or

               (5) if any case, proceeding or other action shall be commenced or instituted against Tenant seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its property which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

               (6) if Tenant shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clauses (2), (3), (4) or (5) above; or

               (7) if a trustee, receiver or other custodian is appointed for any substantial part of the assets of Tenant which appointment is not vacated or stayed within seven (7) Business Days; or

          (F) if Tenant shall fail more than five (5) times during any twelve
(12) month period to pay any installment of Fixed Rent or any item of Rental when due, after receipt of the notice and the expiration of the applicable grace period pursuant to the provisions of paragraph (A) above, if such notice and grace period are then required; or

          (G) if Tenant shall fail to pay any installments of Fixed Rent or items of Rental when due after receipt of the notice and the expiration of the applicable grace period pursuant to the provisions of paragraph (A) above, if such notice and grace period are then required, and Landlord shall bring more than two (2) summary dispossess proceeding during any twelve (12) month period; or

          (H) if this Lease is assigned (or all or a portion of the Premises are subleased) to a Related Entity and such Related Entity shall no longer (i) Control, (ii) be under common Control with, or (iii) be under the Control of Tenant (or any permitted successor by merger, consolidation or purchase as provided herein); or

          (I) if Landlord shall present the Letter of Credit to the bank which issued the same in accordance with the provisions of Article 31 hereof, and the bank shall fail to honor the Letter of Credit and pay the proceeds thereof to Landlord for any reason whatsoever; or

          (J) if Tenant shall default in the observance or performance of any other term, covenant or condition of this Lease on Tenant's part to be observed or performed and Tenant shall fail to remedy such default within twenty (20) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot with due diligence be completely remedied within said period of twenty (20) days and Tenant shall not commence within said period of twenty (20) days, or shall not thereafter diligently prosecute to completion, all steps necessary to remedy such default.

     Section 16.2.  (A) If an Event of Default (i) described in Section 16.1(E)
     ------------
hereof shall occur, or (ii) described in Sections 16.1(A), (B), (C), (D), (F),
(G), (H), (I) or (J) shall occur and Landlord, at any time thereafter, at its option gives written notice to Tenant stating that this Lease and the Term shall expire and terminate on the date Landlord shall give Tenant such notice, then this Lease and the Term and all rights of Tenant under this Lease shall expire and terminate as if the date on which the Event of Default described in clause
(i) above occurred or the date of such notice, pursuant to clause (ii) above, as the case may be, were the Fixed Expiration Date or the last day of the Renewal Term, as the case may be, and Tenant immediately shall quit and surrender the Premises, but Tenant shall nonetheless be liable for all of its obligations hereunder, as provided for in Articles 17 and 18 hereof. Anything contained herein to the contrary notwithstanding, if such termination shall be stayed by order of any court having jurisdiction over any proceeding described in Section 16.1(E) hereof, or by federal or state statute, then, following the expiration of any such stay, or if the trustee appointed in any such proceeding, Tenant or Tenant as debtor-in-possession shall fail to assume Tenant's obligations under this Lease within the period prescribed therefor by law or within one hundred twenty (120) days after entry of the order for relief or as may be allowed by the court, or if said trustee, Tenant or Tenant as debtor-in-possession shall fail to provide adequate protection of Landlord's right, title and interest in and to the Premises or adequate assurance of the complete and continuous future performance of Tenant's obligations under this Lease as provided in Section 12.3(B), Landlord, to the extent permitted by law or by leave of the court having jurisdiction over such proceeding, shall have the right, at its election, to terminate this Lease on five (5) days' notice to Tenant, Tenant as debtor-in-possession or said trustee and upon the expiration of said five (5) day period this Lease shall cease and expire as aforesaid and Tenant, Tenant as debtor-in-possession or said trustee shall immediately quit and surrender the Premises as aforesaid.

          (B) If an Event of Default described in Section 16.1(A) hereof shall occur, or this Lease shall be terminated as provided in Section 16.2(A) hereof, Landlord, without notice, may reenter and repossess the Premises using such force for that purpose as may be necessary without being liable to indictment, prosecution or damages therefor and may dispossess Tenant by summary proceedings or otherwise.

     Section 16.3.  If at any time, (i) Tenant shall be comprised of two (2) or
     ------------
more persons, or (ii) Tenant's obligations under this Lease shall have been guaranteed by any person other than Tenant, or (iii) Tenant's interest in this Lease shall have been assigned, the word "Tenant", as used in Section 16.1(E), shall be deemed to mean any one or more of the persons primarily or secondarily liable for Tenant's obligations under this Lease. Any monies received by Landlord from or on behalf of Tenant during the pendency of any proceeding of the types referred to in Section 16.1(E) shall be deemed paid as compensation for the use and occupation of the Premises and the acceptance of any such compensation by Landlord shall not be deemed an acceptance of Rental or a waiver on the part of Landlord of any rights under Section 16.2.

                                  ARTICLE 17
                             REMEDIES AND DAMAGES
                             --------------------

     Section 17.1.  (A) If there shall occur any Event of Default, and this
     ------------
Lease and the Term shall expire and come to an end as provided in Article 16 hereof:

                    (1) Tenant shall quit and peacefully surrender the Premises to Landlord, and Landlord and its agents may immediately, or at any time after such default or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, without notice, either by summary proceedings, or by any other applicable action or proceeding, or by force or otherwise (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises; and

                    (2) Landlord, at Landlord's option, may relet the whole or any portion or portions of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine, provided, however, that Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise affect any such liability, and Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability.

          (B) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any re-entry by Landlord, or (c) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter," "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

     Section 17.2.  (A) If this Lease and the Term shall expire and come to an
     ------------
end as provided in Article 16 hereof, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Section 17.1, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                    (1) Tenant shall pay to Landlord all Fixed Rent, Escalation Rent and other items of Rental payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

                   (2) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the
                                                      ----------
Rental for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of clause (2) of Section 17.1 (A) for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's expenses in connection with the termination of this Lease, Landlord's re-entry upon the Premises and with such reletting, including, but not limited to, all repossession costs, brokerage commissions, legal expenses, attorneys' fees and disbursements, alteration costs, contribution to work and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Fixed Rent; Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                    (3) whether or not Landlord shall have collected any monthly Deficiency as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiency as and for liquidated and agreed final damages, a sum equal to the amount by which the Rental for the period which otherwise would have constituted the unexpired portion of the Term (commencing on the date immediately succeeding the last date with respect to which a Deficiency, if any, was collected) exceeds the then fair and reasonable rental value of the Premises for the same period, both discounted to present worth at the Base Rate; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to
                                                                 ------------
be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

          (B) If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this Section 17.2. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Fixed Rent reserved in this Lease. Solely for the purposes of this Article 17, the term "Escalation Rent" as used in Section 17.2(A) shall mean the Escalation Rent in effect immediately prior to the Expiration Date, or the date of re-entry upon the Premises by Landlord, as the case may be, adjusted to reflect any increase pursuant to the provisions of Article 27 hereof for the Operating Year immediately preceding such event. Nothing contained in Article 16 hereof or this Article 17 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in this Section 17.2.

                                  ARTICLE 18
                          LANDLORD FEES AND EXPENSES
                          --------------------------

     Section 18.1.  If Tenant shall be in default under this Lease or if Tenant
     ------------
shall do or permit to be done any act or thing upon the Premises which would cause Landlord to be in default under any Superior Lease or Mortgage, Landlord may (l) as provided in Section 14.1 hereof, perform the same for the account of Tenant, or (2) make any expenditure or incur any obligation for the payment of money, including, without limitation, reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, and the cost thereof, with interest thereon at the Applicable Rate, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefor and if the term of this Lease shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Landlord as damages.

     Section 18.2.  If Tenant shall fail to pay any installment of Fixed Rent,
     ------------
Escalation Rent or any other item of Rental when due, Tenant shall pay to Landlord, in addition to such installment of Fixed Rent, Escalation Rent or other item of Rental, as the case may be, as a late charge and as additional rent, a sum equal to interest at the Applicable Rate on the amount unpaid, computed from the date such payment was due to and including the date of payment.

                                  ARTICLE 19
                        NO REPRESENTATIONS BY LANDLORD
                        ------------------------------

     Section 19.1.  (A)  Landlord and Landlord's agents and representatives have
     ------------
made no representations or promises with respect to the Building, the Real Property or the Premises except as herein expressly set forth, and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein. Tenant shall accept possession of the Premises in the condition which shall exist on the Commencement Date "as is" (subject to the provisions of Section 4.1 hereof), and Landlord shall have no obligation to perform any work or make any installations in order to prepare the Premises for Tenant's occupancy except that Landlord shall erect a demising wall in the location as shown on the floor plan annexed hereto and made a part hereof as Exhibit "C" ("Landlord's Work").

          (B) Landlord has made and makes no representation as to the date on which it will complete Landlord's Work. No delay in completing Landlord's Work shall in any way affect the validity of this Lease or the obligations of Tenant hereunder or give rise to a claim for damages by Tenant or a claim for rescission of this Lease, nor shall the same be construed in any wise to extend the Term hereof. Landlord agrees that, subject to Unavoidable Delay, each item of Landlord's Work shall be prosecuted promptly and with due diligence and that Landlord shall cause Landlord's Work to be Substantially Completed on or before the date which is fifteen (15) Business Days after Landlord shall have received and approved Tenant's final plans and specifications for the Initial Alterations which include specifications with respect to Landlord's Work; provided, however, that nothing contained in this Article 19 shall be deemed to impose upon Landlord any obligations to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever. Landlord shall have the right to enter the Premises subsequent to the Commencement Date to complete Landlord's Work and the payment of Fixed Rent and Escalation Rent shall not be affected thereby. Landlord and Tenant agree to cooperate with each other in accordance with good construction practice and scheduling to permit Landlord's Work to be performed simultaneously with the Initial Alterations.

     Section 19.2.  (A)  If Tenant, during the performance of the Initial
     ------------
Alterations or any other Alterations or otherwise, shall uncover or discover any asbestos or asbestos-containing materials (collectively, "ACM") in the Premises which are required by Requirements to be abated by removal, enclosure or encapsulation then Landlord, at its cost and expense, shall promptly commence and diligently proceed to abate the same in accordance with all applicable Requirements, except that in no event shall Landlord be required to remove, encapsulate or otherwise abate (except to the extent required by Requirements) any ACM which is contained in column enclosures. Upon the uncovering or discovery of any such ACM, Tenant shall immediately vacate the Premises (or the affected portion, if in the judgment of Landlord and Landlord's certified asbestos removal contractor, it is possible for persons to safely remain in any other portion of the Premises) and shall cause all of its contractors, subcontractors, mechanics, materialmen, laborers and all other parties to do the same. Tenant shall have no right to re-enter the Premises (or such affected portion) until all of such ACM shall have been abated as aforesaid by Landlord in accordance with all applicable Requirements.

          (B) If Tenant shall discover ACM in the performance of its Initial Alterations and Tenant shall actually be delayed in the performance and completion of the Initial Alterations in the entire Premises by reason of its discovery of ACM in the Premises, Tenant's vacating the entire Premises, and Landlord's removing of such ACM as aforesaid, then the Rent Commencement Date shall be postponed one day for each day Tenant is so delayed in the completion of the Initial Alterations. If Tenant shall not be required to vacate the entire Premises, but only a portion of the Premises and Tenant shall actually be delayed in the performance and completion of the Initial Alterations with respect to such portion of the Premises which Tenant is required to vacate, then the Rent Commencement Date shall not be postponed, but rather, the Fixed Rent and Escalation Rent appropriately prorated for such portion of the Premises which Tenant is required to vacate shall be abated for a period equal to the number of days for which Tenant is delayed in the performance and completion of the Initial Alterations in such portion of the Premises. If Tenant shall discover ACM during the performance of Alterations or otherwise (other than the Initial Alterations) and Tenant shall vacate all or any portion of the Premises during the abatement of such ACM as aforesaid by Landlord, the Fixed Rent and Escalation Rent appropriately prorated for such portion of the Premises which Tenant is required to vacate shall be abated for a period equal to the number of days Tenant shall be required to vacate and shall actually vacate, such portion of the Premises.

                                  ARTICLE 20
                                  END OF TERM
                                  -----------

     Upon the expiration or other termination of this Lease, Tenant shall quit and surrender to Landlord the Premises, vacant, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and otherwise in compliance with the provisions of Article 3 hereof. If the last day of the Term or any renewal thereof falls on Saturday or Sunday, this Lease shall expire on the Business Day immediately preceding. Tenant expressly waives, for itself and for any person claiming through or under Tenant, any rights which Tenant or any such person may have under the provisions of Section 2201 of the New York Civil Practice Law and Rules and of any successor law of like import then in force in connection with any holdover summary proceedings which Landlord may institute to enforce the foregoing provisions of this Article 20. Tenant acknowledges that possession of the Premises must be surrendered to Landlord on the Expiration Date. Tenant agrees to indemnify and save Landlord harmless from and against all claims, losses, damages, liabilities, costs and expenses (including, without limitation, attorneys' fees and disbursements) resulting from delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be extremely substantial, will exceed the amount of the monthly installments of the Fixed Rent and Rental theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date, in addition to any other rights or remedies Landlord may have hereunder or at law, and without in any manner limiting Landlord's right to demonstrate and collect any damages suffered by Landlord and arising from Tenant's failure to surrender the Premises as provided herein, Tenant shall pay to Landlord on account of use and occupancy of the Premises for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date, a sum equal to the greater of (i) one and one-half (1/12) times the aggregate of that portion of the Fixed Rent, Escalation Rent and Rental which was payable under this Lease during the last month of the Term, and (ii) the then fair market rental value for the Premises. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or to limit in any manner Landlord's right to regain possession of the Premises through summary proceedings, or otherwise, and no acceptance by Landlord of payments from Tenant after the Expiration Date shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this Article
20.  The provisions of this Article 20 shall survive the Expiration Date.

                                  ARTICLE 21
                                QUIET ENJOYMENT
                                ---------------

     Provided no Event of Default has occurred and is continuing, Tenant may peaceably and quietly enjoy the Premises subject, nevertheless, to the terms and conditions of this Lease.

                                  ARTICLE 22
                          FAILURE TO GIVE POSSESSION
                          --------------------------

     Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar nature and purpose then in force and further waives the right to recover any damages which may result from Landlord's failure for any reason to deliver possession of the Premises on the date set forth in Section 1.1 hereof for the commencement of the Term. The provisions of this Article are intended to constitute an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. No such failure to give possession on the date set forth in
Section 1.1 hereof for the commencement of the Term shall in any wise affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease, nor shall the same be construed in any wise to extend the Term. In such event, Landlord at Landlord's expense, shall use its commercially reasonable efforts to deliver possession of the Premises or applicable portion thereof to Tenant and in connection therewith, if necessary, shall promptly institute and diligently and in good faith prosecute holdover and any other appropriate proceedings against the occupant of the Premises or applicable portion thereof.

                                  ARTICLE 23
                                   NO WAIVER
                                   ---------

     Section 23.1.  No act or thing done by Landlord or Landlord's agents during
     ------------
the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises. In the event Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

     Section 23.2.  The failure of Landlord to seek redress for violation of, or
     ------------
to insist upon the strict performance of, any covenant or condition of this Lease, or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act, which would have originally constituted a violation of the provisions of this Lease, from having all of the force and effect of an original violation of the provisions of this Lease. The receipt by Landlord of Fixed Rent, Escalation Rent or any other item of Rental with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord, unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Fixed Rent or other item of Rental herein stipulated shall be deemed to be other than on account of the earliest stipulated Fixed Rent or other item of Rental, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Fixed Rent or other item of Rental be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Fixed Rent or other item of Rental or to pursue any other remedy provided in this Lease. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged herein. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of this Lease in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

     Section 23.3.  The failure of Tenant to seek redress for violation of, or
     ------------
to insist upon the strict performance of, any covenant or condition of this Lease on Landlord's part to be performed, shall not be deemed a waiver of such breach or prevent a subsequent act which would have originally constituted a violation of the provisions of this Lease from having all of the force and effect of an original violation of the provisions of this Lease. The payment by Tenant of Fixed Rent, Escalation Rent or any other item of Rental or performance of any obligation of Tenant hereunder with knowledge of any breach of any covenant of this Lease shall not be deemed a waiver of such breach, and payment of the same by Tenant shall be without prejudice to Tenant's right to pursue any remedy against Landlord in this Lease provided.

                                  ARTICLE 24
                            WAIVER OF TRIAL BY JURY
                            -----------------------

     The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or for the enforcement of any remedy under any statute, emergency or otherwise. If Landlord commences any summary proceeding against Tenant, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding (unless failure to impose such counterclaim would preclude Tenant from asserting in a separate action the claim which is the subject of such counterclaim), and will not seek to consolidate such proceeding with any other action which may have been or will be brought in any other court by Tenant.

                                  ARTICLE 25
                             INABILITY TO PERFORM
                             --------------------

     Except to the extent expressly provided herein, this Lease and the obligation of Tenant to pay Rental hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in no wise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures, if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident, or by any cause whatsoever beyond Landlord's control, including, but not limited to, laws, governmental preemption in connection with a national emergency or by reason of any Requirements of any Governmental Authority or by reason of failure of the HVAC, electrical, plumbing, or other Building Systems in the Building, or by reason of the conditions of supply and demand which have been or are affected by war or other emergency ("Unavoidable
                                                                   -----------
Delays").
- ------

                                  ARTICLE 26
                               BILLS AND NOTICES
                               -----------------

     Except as otherwise expressly provided in this Lease, any bills, statements, consents, notices, demands, requests or other communications given or required to be given under this Lease shall be in writing and shall be deemed sufficiently given or rendered if delivered by hand (against a signed receipt) or if sent by registered or certified mail (return receipt requested) addressed if to Tenant (a) at Tenant's address set forth in this Lease, Attn.:
          General Counsel, if mailed prior to Tenant's taking possession of the Premises, and (b) at the Premises, Attn.: Office Manager, if mailed subsequent to Tenant's taking possession of the Premises, or (c) at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises, in each case with copies to 7275 Flying Cloud Drive, Eden Prairie, MN 55344, Attn: General Counsel and to Dorsey & Whitney, 220 South 6th Street, Minneapolis, MN 55402, Attn:
          Ken Tyra, Esq., and in the case of "default" notices with respect to monetary obligations of Tenant with respect to the period commencing on the Commencement Date and ending on January 31, 1998, with a copy to Digital Equipment Corporation, 11 Powdermill Road MS02, Maynard, MA 01754; Attn.: Manager, Real Estate Acquisitions and Dispositions (it being understood and agreed that Landlord's failure to so give a copy of such notice(s) to Digital Equipment Corporation shall not affect the validity of the notice to Tenant or the time period within which Tenant shall have the right to cure such default in any manner whatsoever, or if to Landlord at Landlord's address set forth in this Lease,
          Attn.: Mr. Kevin R. Wang, and with copies to (y) Proskauer Rose Goetz & Mendelsohn LLP, 1585 Broadway, New York, New York 10036, Attn.:
          Lawrence J. Lipson, Esq., and (z) each Mortgagee and Lessor which shall have requested same, by notice given in accordance with the provisions of this Article 26 at the address designated by such Mortgagee or Lessor, or to such other address(es) as Landlord, Tenant or any Mortgagee or Lessor may designate as its new address(es) for such purpose by notice given to the other in accordance with the provisions of this Article 26. Any such bill, statement, consent, notice, demand, request or other communication shall be deemed to have been rendered or given on the date when it shall have been hand delivered or three (3) Business Days from when it shall have been mailed as provided in this
Article 26. Anything contained herein to the contrary notwithstanding, any Operating Statement, Tax Statement or any other bill, statement, consent, notice, demand, request or other communication from Landlord to Tenant with respect to any item of Rental (other than any "default notice" if required hereunder) may be sent to Tenant by regular United States mail.

                                  ARTICLE 27
                                  ESCALATION
                                  ----------

     Section 27.1.  For the purposes of this Article 27, the following terms
     ------------
shall have the meanings set forth below.

          (A) "Assessed Valuation" shall mean the amount for which the Real
               ------------------
Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of calculating all or any portion of the Taxes payable with respect to the Real Property.

          (B) "Base Operating Expenses" shall mean the Operating Expenses for
               -----------------------
the Base Operating Year.

          (C) "Base Operating Year" shall mean the calendar year ending December
               -------------------
31, 1995.

          (D) "Base Taxes" shall mean the Taxes payable for the Tax Year
               ----------
commencing July 1, 1995 and ending June 30, 1996.

          (E) (1) "Operating Expenses" shall mean the aggregate of those costs
                             --------
and expenses (and taxes, if any, thereon, including without limitation, sales and value added taxes) paid or incurred by or on behalf of Landlord (whether directly or through independent contractors) in respect of the Operation of the Property which, are properly chargeable to the Operation of the Property together with and including (without limitation) the costs of gas, oil, steam, water, sewer rental, electricity (for the portions of the Real Property not leased to and occupied by tenants or available for occupancy), HVAC and other utilities furnished to the Building and utility taxes, and the expenses incurred in connection with the Operation of the Property such as insurance premiums, attorneys' fees and disbursements (exclusive of any such fees and disbursements incurred in applying for any reduction of Taxes) and auditing and other professional fees and expenses, but specifically excluding:

                    (i)  Taxes,

                    (ii) franchise or income taxes imposed upon Landlord,

                    (iii) debt service on Mortgages,

                    (iv) leasing commissions,

                    (v) capital improvements (except as otherwise provided herein),

                    (vi) the cost of electrical energy furnished directly to Tenant and other tenants of the Building,

                    (vii) the cost of tenant installations, alterations, changes and decorations incurred by Landlord (whether as a result of work performed by Landlord or pursuant to a lease requiring Landlord to pay or reimburse a tenant for any such costs incurred by such tenant) incurred in connection with preparing space for a new tenant,

                    (viii) salaries of personnel above the grade of building manager and such building manager's supervisor,

                    (ix) rent paid under Superior Leases (other than in the nature of Rent consisting of Taxes or Operating Expenses),

                    (x) any expense for which Landlord is otherwise compensated through the proceeds of insurance or is otherwise compensated by any tenant (including Tenant) of the

Building for services in excess of the services Landlord is obligated to furnish to Tenant hereunder,

                    (xi) legal fees incurred in connection with any negotiation of, or disputes arising out of, any space lease in the Building,

                    (xii) depreciation, except as provided herein,

                    (xiii) Landlord's advertising and promotional costs for the Building,

                    (xiv) any fee or expenditure paid (a) to any Person which shall Control, be under the Control of, or be under common Control with Landlord, or in which Landlord directly or indirectly owns not less than a fifty (50%) percent interest or (b) to any shareholder owning at least fifty (50%) percent of the common stock, any general partner, any officer above the rank of vice president, or member of any Board of Directors of Landlord or of any Person described in this clause (xiv) or (c) to any person who is a relative by blood (to the first degree of consanguinity, lineal or lateral) or marriage of any such persons, in each case in excess of the amount which would be paid in the absence of such relationship,

                    (xv) lease takeover costs incurred by Landlord in connection with the entering into of leases in the Building and costs incurred by Landlord to relocate tenants in the Building in order to consummate a specific lease or to accommodate a specific tenant's request, and

                    (xvi) any costs incurred in the removal, remediation, enclosure, encapsulation or disposal of substances which are designated "hazardous or toxic" by applicable Requirements and which are required to be so removed, remediated, enclosed, encapsulated or disposed of by applicable Requirements, except to the extent the same shall be brought to the Real Property by Tenant, Tenant's agents, employees, contractors, invitees or licensees, except, however, that if Landlord is not furnishing any particular work or service (the cost of which if performed by Landlord would constitute an Operating Expense) to a tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed to be increased by an amount equal to the additional Operating Expenses which reasonably would have been incurred during such period by Landlord if it had at its own expense furnished such work or services to such tenant. Any insurance proceeds received with respect to any item previously included as an Operating Expense shall be deducted from Operating Expenses for the Operating Year in which such proceeds are received; provided, however, to the extent any insurance proceeds are received by Landlord in any Operating Year with respect to any item which was included in Operating Expenses during the Base Operating Year, the amount of insurance proceeds so received shall be deducted from Base Operating Expenses and (x) the Base Operating Expenses shall be retroactively adjusted to reflect such deduction and (y) all retroactive Operating Payments resulting from such retroactive adjustment shall be due and payable when billed by Landlord. Until such time as the electricity supplied to each floor of the Building and the common and public areas of the Building (including, without limitation, the Building Systems) shall be separately metered or submetered, Operating Expenses shall include an amount equal to (x)
(i) Landlord's cost (utilizing the electrical rates applicable to the Building including energy charges, demand charges, time-of-day charges, fuel adjustment charges, rate adjustment charges, sales tax and any other factors used by the public utility in computing its charges to Landlord) of furnishing electric current to the entire Building, multiplied by (ii) the number of kilowatt hours of electric current furnished to the public and common areas of the Building (including, without limitation, the Building Systems) and other areas not available for occupancy as determined by a survey prepared by an independent, reputable electrical engineer selected by Landlord, plus (y) an amount equal Landlord's out-of-pocket costs in connection with the same.

          (2) In determining the amount of Operating Expenses for any Operating Year, if less than all of the Building rentable area shall have been occupied by tenant(s) at any time during any such Operating Year, Operating Expenses shall be determined for such Operating Year to be an amount equal to the like expenses which would normally be expected to be incurred had all such areas been occupied throughout such Operating Year.

          (3) (a)  If any capital improvement is made during any Operating
Year in compliance with a Requirement, whether or not such Requirement is valid or mandatory, or in lieu of a repair, then the cost of such improvement shall be included in Operating Expenses for the Operating Year in which such improvement was made; provided, however, to the extent the cost of such improvement is required to be capitalized for federal income tax purposes, such cost shall be amortized over the useful economic life of such improvement as reasonably estimated by Landlord, and the annual amortization, together with interest thereon at the then Base Rate, of such improvement shall be deemed an Operating Expense in each of the Operating Years during which such cost of the improvement is amortized.

              (b) If any capital improvement is made during any Operating Year either for the purpose of saving or reducing Operating Expenses (as, for example, a labor-saving improvement), then the cost of such improvement shall be included in Operating Expenses for the Operating Year in which such improvement was made, provided, however, such cost shall be amortized over such period of time as Landlord reasonably estimates such savings or reduction in Operating Expenses will equal the cost of such improvement and the annual amortization, together with interest thereon at the then Base Rate, of such improvement shall be deemed an Operating Expense in each of the Operating Years during which such cost of the improvement is amortized.

          (F) "Operating Statement" shall mean a statement in reasonable detail
               -------------------
setting forth a comparison of the Operating Expenses for an Operating Year with the Base Operating

Expenses and the Escalation Rent for the preceding Operating Year pursuant to the provisions of this Article 27.

          (G) "Operating Year" shall mean the calendar year within which the
               --------------
Commencement Date occurs and each subsequent calendar year for any part or all of which Escalation Rent shall be payable pursuant to this Article 27.

          (H) "Taxes" shall mean the aggregate amount of real estate taxes and
               -----
any general or special assessments (exclusive of penalties and interest thereon) imposed upon the Real Property (including, without limitation, (i) assessments made upon or with respect to any "air" and "development" rights now or hereafter appurtenant to or affecting the Real Property, (ii) any fee, tax or charge imposed by any Governmental Authority for any vaults, vault space or other space within or outside the boundaries of the Real Property, and (iii) any taxes or assessments levied after the date of this Lease in whole or in part for public benefits to the Real Property or the Building, including, without limitation, any Business Improvement District taxes and assessments) without taking into account any discount that Landlord may receive by virtue of any early payment of Taxes, provided, that if because of any change in the taxation of real estate, any other tax or assessment, however denominated (including, without limitation, any franchise, income, profit, sales, use, occupancy, gross receipts or rental tax) is imposed upon Landlord or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for any of the foregoing Taxes, such other tax or assessment shall be deemed part of Taxes computed as if Landlord's sole asset were the Real Property. With respect to any Tax Year, all expenses, including attorneys' fees and disbursements, experts' and other witnesses' fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes shall be considered as part of the Taxes for such Tax Year. Anything contained herein to the contrary notwithstanding, Taxes shall not be deemed to include (w) any taxes on Landlord's income, (x) franchise taxes, (y) estate or inheritance taxes or (z) any similar taxes imposed on Landlord, unless such taxes are levied, assessed or imposed in lieu of or as a substitute for the whole or any part of the taxes, assessments, levies, impositions which now constitute Taxes.

          (I) "Tax Statement" shall mean a statement in reasonable detail
               -------------
setting forth a comparison of the Taxes for a Tax Year with the Base Taxes.

          (J) "Tax Year" shall mean the period July 1 through June 30 (or such
               --------
other period as hereinafter may be duly adopted by the Governmental Authority then imposing taxes as its fiscal year for real estate tax purposes), any portion of which occurs during the Term.

     Section 27.2.  (A)  If the Taxes payable for any Tax Year (any part or all
     ------------
of which falls within the Term) shall represent an increase above the Base Taxes, then Tenant shall pay as additional rent for such Tax Year and continuing thereafter until a new Tax Statement is rendered to Tenant, Tenant's Share of such increase (the "Tax Payment") as shown on the Tax Statement with respect to
                    -------------
such Tax Year. Tenant shall be obliged to pay the Tax Payment regardless of whether Tenant is exempt in whole or part, from the payment of any

Taxes by reason of Tenant's diplomatic status or for any other reason whatsoever. The Taxes shall be computed initially on the basis of the Assessed Valuation in effect at the time the Tax Statement is rendered (as the Taxes may have been settled or finally adjudicated prior to such time) regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed Valuation, but shall be subject to subsequent adjustment as provided in Section 27.3 hereof.

          (B) At any time during or after the Term, Landlord may render to Tenant a Tax Statement or Statements showing (i) a comparison of the Taxes for the Tax Year with the Base Taxes and (ii) the amount of the Tax Payment resulting from such comparison. On the first day of the month following the furnishing to Tenant of a Tax Statement, Tenant shall pay to Landlord a sum equal to 1/12th of the Tax Payment shown thereon to be due for such Tax Year multiplied by the number of months of the Term then elapsed since the commencement of such Tax Year. Tenant shall continue to pay to Landlord a sum equal to one-twelfth (l/12th) of the Tax Payment shown on such Tax Statement on the first day of each succeeding month until the first day of the month following the month in which Landlord shall deliver to Tenant a new Tax Statement. If Landlord furnishes a Tax Statement for a new Tax Year subsequent to the commencement thereof, promptly after the new Tax Statement is furnished to Tenant, Landlord shall give notice to Tenant stating whether the amount previously paid by Tenant to Landlord for the current Tax Year was greater or less than the installments of the Tax Payment for the current tax year in accordance with the Tax Statement, and (a) if there shall be a deficiency, Tenant shall pay the amount thereof within ten (10) days after demand therefor, or (b) if there shall have been an overpayment, Landlord shall either (x) credit the amount thereof against the next monthly installments of the Fixed Rent payable under this Lease, or (y) if the term of this Lease shall have expired or been terminated, promptly refund to Tenant the amount of such overpayment. Tax Payments shall be collectible by Landlord in the same manner as Fixed Rent. Landlord's failure to render a Tax Statement shall not prejudice Landlord's right to render a Tax Statement during or with respect to any subsequent Tax Year, and shall not eliminate or reduce Tenant's obligation to make Tax Payments for such Tax Year.

     Section 27.3.  (A)  Only Landlord shall be eligible to institute tax
     ------------
reduction or other proceedings to reduce the Assessed Valuation. In the event that, after a Tax Statement has been sent to Tenant, an Assessed Valuation which had been utilized in computing the Taxes for a Tax Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall send Tenant a Tax Statement adjusting the Taxes for such Tax Year (taking into account the expenses mentioned in Section 27.1(H) hereof) and setting forth Tenant's Share of such refund and Tenant shall be entitled to receive such Share, at Landlord's option, either by way of a credit against the Fixed Rent next becoming due after the sending of such Tax Statement or by a refund to the extent no further Fixed Rent is due; provided, however, that Tenant's Share of such refund shall be limited to the portion of the Tax Payment, if any, which Tenant had theretofore paid to Landlord attributable to increases in Taxes for the Tax Year to which the refund is applicable on the basis of the Assessed Valuation before it had been reduced.

          (B) In the event that, after a Tax Statement has been sent to Tenant, the Assessed Valuation which had been utilized in computing the Base Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then, and in such event: (i) the Base Taxes shall be retroactively adjusted to reflect such reduction, and (ii) all retroactive Tax Payments resulting from such retroactive adjustment shall be due and payable when billed by Landlord. Landlord promptly shall send to Tenant a statement setting forth the basis for such retroactive adjustment and Tax Payments.

     Section 27.4.  (A)  If the Operating Expenses for any Operating Year (any
     ------------
part or all of which falls within the Term after the Rent Commencement Date) shall be greater than the Base Operating Expenses, then Tenant shall pay as additional rent for such Operating Year and continuing thereafter until a new Operating Statement is rendered to Tenant, Tenant's Share of such increase (the "Operating Payment") as hereinafter provided.
           -------

          (B) At any time during or after the Term Landlord may render to Tenant an Operating Statement or Statements showing (i) a comparison of the Operating Expenses for the Operating Year in question with the Base Operating Expenses, and (ii) the amount of the Operating Payment resulting from such comparison. Landlord's failure to render an Operating Statement during or with respect to any Operating Year in question shall not prejudice Landlord's right to render an Operating Statement during or with respect to any subsequent Operating Year, and shall not eliminate or reduce Tenant's obligation to make payments of the Operating Payment pursuant to this Article 27 for such Operating Year.

          (C) On the first day of the month following the furnishing to Tenant of an Operating Statement, Tenant shall pay to Landlord a sum equal to 1/12th of the Operating Payment shown thereon to be due for the preceding Operating Year multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of such Operating Year in which such Operating Statement is delivered, less Operating Payments theretofore made by Tenant for such Operating Year and thereafter, commencing with the then current monthly installment of Fixed Rent and continuing monthly thereafter until rendition of the next succeeding Operating Statement, Tenant shall pay on account of the Operating Payment for such Year an amount equal to 1/12th of the Operating Payment shown thereon to be due for the preceding Operating Year. Any Operating Payment shall be collectible by Landlord in the same manner as Fixed Rent.

          (D)  (1)  As used in this Section 27.4, (i) "Tentative Monthly
                                                       -----------------
Escalation Charge" shall mean a sum equal to l/12th of the product of (a)
- ---------- ------
Tenant's Share, and (b) the difference between (x) the Base Operating Expenses and (y) Landlord's estimate of Operating Expenses for the Current Year, and (ii) "Current Year" shall mean the Operating Year in which a demand is made upon
 ------------
Tenant for payment of a Tentative Monthly Escalation Charge.

                (2) At any time in any Operating Year, Landlord, at its option, in lieu of the payments required under Section 27.4(C) hereof, may demand and collect from Tenant, as additional rent, a sum equal to the Tentative Monthly Escalation Charge multiplied by the number of months in said Operating Year preceding the demand and reduced by the sum of all payments theretofore made under Section 27.4(C) with respect to said Operating Year, and thereafter, commencing with the month in which the demand is made and continuing thereafter for each month remaining in said Operating Year, the monthly installments of Fixed Rent shall be deemed increased by the Tentative Monthly Escalation Charge. Any amount due to Landlord under this Section 27.4(D) may be included by Landlord in any Operating Statement rendered to Tenant as provided in Section 27.4(B) hereof.

          (E) (1) After the end of the Current Year and at any time that Landlord renders an Operating Statement or Statements to Tenant as provided in
Section 27.4(B) hereof with respect to the comparison of the Operating Expenses for said Operating Year or Current Year, with the Base Operating Expenses, as the case may be, the amounts, if any, collected by Landlord from Tenant under
Section 27.4(C) or (D) on account of the Operating Payment or the Tentative Monthly Escalation Charge, as the case may be, shall be adjusted, and, if the amount so collected is less than or exceeds the amount actually due under said Operating Statement for the Operating Year, a reconciliation shall be made as follows: Tenant shall be debited with any Operating Payment shown on such Operating Statement and credited with the amounts, if any, paid by Tenant on account in accordance with the provisions of subsection (C) and subsection
(D)(2) of this Section 27.4 for the Operating Year in question. Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following rendition by Landlord of an invoice for such net debit balance; any net credit balance shall either (x) be applied against the next accruing monthly installments of Fixed Rent, or (y) if the term of this Lease shall have expired or been terminated, promptly refund to Tenant the amount of such overpayment.

               (2) If the sum of the Tentative Monthly Escalation Charges and payments made by Tenant in accordance with subsection (C) of this Section 27.4 for any Operating Year shall have exceeded the Operating Payment for such Operating Year by more than ten percent (10%), interest at the Applicable Rate on the portion of the overpayment that exceeds the applicable Operating Payment by more than ten percent (10%) determined as of the respective dates of such payments by Tenant and calculated from such respective dates to the dates on which such amounts are credited against the monthly installments of Fixed Rent, shall be so credited. Any amount owing to Tenant subsequent to the Term shall be paid to Tenant within ten (10) Business Days after a final determination has been made of the amount due to Tenant.

     Section 27.5.  Any Operating Statement sent to Tenant shall be conclusively
     ------------
binding upon Tenant unless, within ninety (90) days after such Statement is sent, Tenant shall send a written notice to Landlord objecting to such Statement and specifying the respects in which such Statement is disputed. If such notice is sent, Tenant (together with its independent certified public accountants, provided they are one of the so-called "big-six" accounting firms or if at such time there is no group of accounting firms commonly referred to as "big-six", then a nationally recognized firm of at least one hundred fifty (150) partners or principals who are certified public accountants) may examine Landlord's books and records relating to the Operation of the Property to determine the accuracy of the Operating Statement. Tenant recognizes the confidential nature of such books and records and agrees to maintain the information obtained from such examination in strict confidence. If after such examination, Tenant still disputes such Operating Statement, either party may refer the decision of the issues raised to a reputable independent firm of certified public accountants, selected by Landlord and approved by Tenant, which approval shall not be unreasonably withheld or delayed as long as such firm of certified public accountants is one of the so-called "big-six" public accounting firms or if at such time there is no group of accounting firms commonly referred to as "big-six", then a nationally recognized firm of at least one hundred fifty
(150) partners or principals who are certified public accountants, and the decision of such accountants shall be conclusively binding upon the parties. The fees and expenses involved in such decision shall be borne by the unsuccessful party (and if both parties are partially successful, such fees and expenses shall be apportioned between Landlord and Tenant in inverse proportion to the amount by which such decision is favorable to each party). Notwithstanding the giving of such notice by Tenant, and pending the resolution of any such dispute, Tenant shall pay to Landlord when due the amount shown on any such Operating Statement, as provided in Section 27.4 hereof.

     Section 27.6.  The expiration or termination of this Lease during any
     ------------
Operating Year or Tax Year shall not affect the rights or obligations of the parties hereto respecting any payments of, or refunds on account of, Operating Payments for such Operating Year and any payments of Tax Payments for such Tax Year, and any Operating Statement relating to such Operating Payment and any Tax Statement relating to such Tax Payment, may be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Notwithstanding anything to the contrary contained in this Section 27.6, (i) Landlord shall be deemed to have waived its right to collect the Tax Payment for the Tax Year in which the Term shall expire if Landlord shall have failed to deliver or revise the Tax Statement with respect to such Tax Year by the date which is one (1) year after the later to occur of (x) the date on which Landlord shall have received the appropriate bill from the Governmental Authority, and (y) the date which is the last day of the Tax Year in which the Term shall expire, and (ii) Landlord shall be deemed to have waived its right to collect the Operating Payment for the Operating Year in which the Term shall expire if Landlord shall have failed to deliver or revise the Operating Statement with respect to such Operating Year by the date which is one (1) year after the last day of the Operating Year in which the Term shall expire. In determining the amount of the Operating Payment for the Operating Year or the Tax Payment for the Tax Year in which the Term shall expire, the payment of the Operating Payment for such Operating Year or the Tax Payment for the Tax Year shall be prorated based on the number of days of the Term which fall within such Operating Year or Tax Year, as the case may be. Any payments due under such Operating Statement or Tax Statement shall be payable within twenty (20) days after such Statement is sent to Tenant.

                                  ARTICLE 28
                                   SERVICES
                                   --------

     Section 28.1.  (A)  Landlord shall provide passenger elevator service to
     ------------
the Premises on Business Days from 8:00 A.M. to 6:00 P.M. and have an elevator subject to call at all other times.

          (B) There shall be one (1) freight elevator serving the Premises and the entire Building on call on a "first come, first served" basis on Business Days from 8:00 A.M. to 5:30 P.M., and on a reservation, "first come, first served" basis from 5:30 P.M. to 8:00 A.M. on Business Days and at any time on days other than Business Days. If Tenant shall use the freight elevators serving the Premises between 5:30 P.M. and 8:00 A.M. on Business Days or at any time on any other days, Tenant shall pay Landlord, as additional rent for such use, the standard rates then fixed by Landlord for the Building, or if no such rates are then fixed, at reasonable rates.

          (C) Landlord shall not be required to furnish any freight elevator services during the hours from 5:30 P.M. to 8:00 A.M. on Business Days and at any time on days other than Business Days unless Landlord has received advance notice from Tenant requesting such services prior to 2:00 P.M. of the day upon which such service is requested or by 2:00 P.M. of the last preceding Business Day if such periods are to occur on a day other than a Business Day.

     Section 28.2.  Landlord, at Landlord's expense (but subject to recoupment
     ------------
pursuant to Article 27 hereof), shall furnish to the perimeter of the Premises (for distribution by Tenant within the Premises) through the HVAC System, when required for the comfortable occupancy of the Premises, HVAC on a year round basis from 8:00 A.M. to 6:00 P.M. on Business Days. Landlord, throughout the Term, shall have free access to any and all mechanical installations of Landlord, including, but not limited to, air-cooling, fan, ventilating and machine rooms and electrical closets; Tenant shall not construct partitions or other obstructions which may interfere with Landlord's free access thereto, or interfere with the moving of Landlord's equipment to and from the enclosures containing said installations. Neither Tenant, nor its agents, employees or contractors shall at any time enter the said enclosures or tamper with, adjust or touch or otherwise in any manner affect said mechanical installations.
Tenant shall draw and close the draperies or blinds for the windows of the Premises whenever the HVAC System is in operation and the position of the sun so requires and shall at all times cooperate fully with Landlord and abide by all of the regulations and requirements which Landlord may prescribe for the proper functioning and protection of the HVAC System.

          Section 28.3.  The Fixed Rent does not reflect or include any charge
          ------------
to Tenant for the furnishing of any necessary HVAC to the Premises during periods other than the hours and days set forth above ("Overtime Periods").
                                                        ----------------
Accordingly, if Landlord shall furnish such HVAC to the Premises at the request of Tenant during Overtime Periods, Tenant shall pay

Landlord additional rent for such services at the standard commercially reasonable rates then fixed by Landlord for the Building, or if no such rates are then fixed, at reasonable rates. Landlord shall not be required to furnish any such services during any Overtime Periods unless Landlord has received advance notice from Tenant requesting such services prior to 2:00 P.M. of the day upon which such services are requested or by 2:00 P.M. of the last preceding Business Day if such Overtime Periods are to occur on a day other than a Business Day. If Tenant fails to give Landlord such advance notice, then, failure by Landlord to furnish or distribute any such services during such Overtime Periods shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. If more than one tenant utilizing the same system as Tenant requests the same Overtime Periods for the same services as Tenant, the charge to Tenant shall be adjusted pro rata.

     Section 28.4.  Provided Tenant shall keep the Premises in order, Landlord,
     ------------
at Landlord's expense, subject to recoupment pursuant to Article 27 hereof, shall cause the Premises, excluding any portions thereof used for the storage, preparation, service or consumption of food or beverages, to be cleaned, substantially in accordance with the standards set forth in Schedule B annexed
                                                            ----------
hereto and made a part hereof. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish from the Premises and the Building to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of such Premises as offices. Bills for the same shall be rendered by Landlord to Tenant at such time as Landlord may elect and shall be due and payable when rendered as additional rent. Tenant, at Tenant's sole cost and expense, shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner satisfactory to Landlord, and to be exterminated against infestation by vermin, rodents or roaches regularly and, in addition, whenever there shall be evidence of any infestation. Any such exterminating shall be done at Tenant's sole cost and expense, in a manner satisfactory to Landlord, and by Persons approved by Landlord. If Tenant shall perform any cleaning services in addition to the services provided by Landlord as aforesaid, Tenant shall employ the cleaning contractor providing cleaning services to the Building on behalf of Landlord or such other cleaning contractor as shall be approved by Landlord. Tenant shall comply with any recycling program and/or refuse disposal program (including, without limitation, any program related to the recycling, separation or other disposal of paper, glass or metals) which Landlord shall impose or which shall be required pursuant to any Requirements.

     Section 28.5.  If the New York Board of Fire Underwriters or the Insurance
     ------------
Services Office or any Governmental Authority, department or official of the state or city government shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the Premises, Landlord, at Tenant's cost and expense, shall promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment.

     Section 28.6.  Landlord shall provide to the Premises hot and cold water
     ------------
for ordinary drinking, cleaning and lavatory purposes. If Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking, cleaning or lavatory purposes, Landlord may install a water meter and thereby measure Tenant's water consumption. In such event (1) Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and through the duration of Tenant's occupancy Tenant shall keep said meter and equipment in good working order and repair at Tenant's own cost and expense; (2) Tenant shall pay for water consumed as shown on said meter, as additional rent, and on default in making such payment Landlord may pay such charges and collect the same from Tenant; and (3) Tenant shall pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the Real Property of which they are a part pursuant to any Requirement made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system. The bill rendered by Landlord for the above shall be based upon Tenant's consumption and shall be payable by Tenant as additional rent within ten (10) days after rendition.

     Section 28.7.  Landlord reserves the right to stop service of the HVAC
     ------------
System or the elevator, electrical, plumbing or other Building Systems when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements or improvements in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed (which repairs, additions, alterations, replacements and improvements shall be performed in accordance with Section 4.3 hereof). Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply HVAC, elevator, electrical, plumbing or other Building Systems when prevented by Unavoidable Delays or by any Requirement of any Governmental Authority or due to the exercise of its right to stop service as provided in this Article 28 and the exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rental (except to the extent expressly set forth in Section 14.2 hereof), or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

     Section 28.8.  Landlord shall make available to Tenant the computerized
     ------------
directory in the lobby of the Building for up to twelve (12) listings. The initial programming shall be without charge to Tenant. From time to time, but not more frequently than once every three (3) months, Landlord shall reprogram the computerized directory to reflect such changes in the listings therein as Tenant shall request, and Tenant promptly after request shall pay to Landlord a reasonable reprogramming charge for each reprogramming Tenant requests. If

Landlord replaces the computerized directory with a standard directory in the lobby of the Building, Tenant shall be entitled to Tenant's Share of such listings on such directory.

                                  ARTICLE 29
                              PARTNERSHIP TENANT
                              ------------------

     If Tenant is a partnership or a professional corporation (or is comprised of two (2) or more Persons, individually or as co-partners of a partnership or shareholders of a professional corporation) or if Tenant's interest in this Lease shall be assigned to a partnership or a professional corporation (or to two (2) or more Persons, individually or as co-partners of a partnership or shareholders of a professional corporation) pursuant to Article 12 hereof (any such partnership, professional corporation and such Persons are referred to in this Article 29 as "Partnership Tenant"), the following provisions shall apply
                    ------------------
to such Partnership Tenant: (a) the liability of each of the parties comprising Partnership Tenant shall be joint and several; (b) each of the parties comprising Partnership Tenant hereby consents in advance to, and agrees to be bound by (x) any written instrument which may hereafter be executed by Partnership Tenant or any successor entity, changing, modifying, extending or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and (y) any notices, demands, requests or other communications which may hereafter be given by Partnership Tenant or by any of the parties comprising Partnership Tenant; (c) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of such parties shall be binding upon Partnership Tenant and all such parties; (d) if Partnership Tenant shall admit new partners or shareholders, as the case may be, all of such new partners or shareholders, as the case may be, shall, by their admission to Partnership Tenant, be deemed to have assumed joint and several liability for the performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed; and (e) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners or shareholders, as the case may be, and upon demand of Landlord, shall cause each such new partner or shareholder, as the case may be, to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner or shareholder, as the case may be, shall assume joint and several liability for the observance and performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner or shareholder, as the case may be, to execute or deliver any such agreement to Landlord shall vitiate the provisions of clause (d) of this Article 29).

                                  ARTICLE 30
                                  VAULT SPACE
                                  -----------

     Notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan, any vaults, vault space or other space outside the boundaries of the Real Property are not included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy are to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Governmental Authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rental, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. Any fee, tax or charge imposed by any Governmental Authority for any such vaults, vault space or other space occupied by Tenant shall be paid by Tenant.

                                  ARTICLE 31
                                   SECURITY
                                   --------

     Section 31.1.  Tenant shall deposit with Landlord on the signing of this
     ------------
Lease the sum of Ninety Thousand Dollars ($90,000), or at Tenant's option, a "clean," unconditional, irrevocable and transferable letter of credit (the

"Letter of Credit") in the same amount, satisfactory to Landlord, issued by and
- -----------------
drawn on a bank satisfactory to Landlord and which is a member of the New York Clearing House Association, for the account of Landlord, for a term of not less than one (1) year, as security for the faithful performance and observance by Tenant of the terms, covenants, conditions and provisions of this Lease, including, without limitation, the surrender of possession of the Premises to Landlord as herein provided. If an Event of Default shall occur and be continuing, Landlord may apply the whole or any part of the security so deposited, or present the Letter of Credit for payment and apply the whole or any part of the proceeds thereof, as the case may be, (i) toward the payment of any Fixed Rent, Escalation Rent or any other item of Rental as to which Tenant is in default, (ii) toward any sum which Landlord may expend or be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this Lease, including, without limitation, any damage, liability or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred or suffered by Landlord, and (iii) toward any damage or deficiency incurred or suffered by Landlord in the reletting of the Premises, whether such damages or deficiency accrue or accrues before or after summary proceedings or other re-entry by Landlord. If Landlord applies or retains any part of the proceeds of the Letter of Credit or the security so deposited, as the case may be, Tenant, upon demand, shall deposit with Landlord the amount so applied or retained so that Landlord shall have the full deposit on hand at all times during the Term. If Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, the Letter of Credit or the security, as the case may be, shall be returned to Tenant on or before the date which is thirty (30) days after the Expiration Date and after delivery of possession of the Premises to Landlord. In the event of a sale or leasing of the Real Property or the Building, Landlord shall have the right to transfer the Letter of Credit or security, as the case may be, to the vendee or lessee and Landlord shall thereupon be released by Tenant from all liability for the return of such security or the Letter of Credit, as the case may be, and Tenant shall cause the bank which issued the Letter of Credit to issue an amendment to the Letter of Credit or issue a new Letter of Credit naming the vendee or lessee as the beneficiary thereunder. Tenant shall look solely to the new landlord for the return of the Letter of Credit or the security, as the case may be. The provisions hereof shall apply to every transfer or assignment of the Letter of Credit or security made to a new landlord. Tenant shall not assign or encumber or attempt to assign or encumber the monies deposited herein as security and neither Landlord nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. Tenant shall renew any Letter of Credit from time to time, at least thirty (30) days prior to the expiration thereof, and deliver to Landlord a new Letter of Credit or an endorsement to the Letter of Credit, and any other evidence required by Landlord that the Letter of Credit has been renewed for a period of at least one
(1) year. If Tenant shall fail to renew the Letter of Credit as aforesaid, Landlord may present the Letter of Credit for payment and retain the proceeds thereof as security in lieu of the Letter of Credit. In the event Tenant deposits with Landlord the security in cash or in the event Landlord shall draw upon the Letter of Credit and hold the proceeds thereof, Landlord agrees such security or proceeds shall be deposited in an interest-bearing account. The interest earned on such deposited sums shall be for the benefit of Tenant except that Landlord shall be entitled to an administrative fee equal to 1% per annum of such security amount. Provided no Event of Default shall have occurred and be continuing, Landlord shall pay the interest accrued on such amount (less Landlord's administrative fee) to Tenant not less often than once per year.

     Section 31.2.  Notwithstanding anything to the contrary contained in
     ------------
Section 31.1 hereof, provided no Event of Default shall have occurred at any time during the period commencing on the Commencement Date and ending on January 31, 1998, the security required to be maintained by Tenant under this Lease commencing on February 1, 1998 and continuing throughout the Term shall be Seventy-Four Thousand Two Hundred Fifty Dollars ($74,250) and provided that Tenant shall have fully and faithfully complied with all of the terms, provisions, covenants and conditions of this Lease, (a) if the Letter of Credit is on deposit, Tenant shall be entitled to replace the Letter of Credit on deposit with Landlord a Letter of Credit in such amount, or (b) if Tenant shall have deposited with Landlord cash security in lieu of a Letter of Credit, Landlord shall refund to Tenant an amount equal to the amount by which the security then on deposit exceeds Seventy-Four Thousand Two Hundred Fifty Dollars ($74,250).

                                  ARTICLE 32
                                   CAPTIONS
                                   --------

     The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

                                  ARTICLE 33
                                 PARTIES BOUND
                                 -------------

     The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective legal representatives, successors, and, except as otherwise provided in this Lease, their assigns.

                                  ARTICLE 34
                                    BROKER
                                    ------

     Each party represents and warrants to the other that it has not dealt with any broker or Person in connection with this Lease other than Colliers ABR Real Estate, Inc. and Williams Real Estate Co. Inc. (collectively, "Broker"). The execution and delivery of this Lease by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Landlord harmless from and against any and all claims for commission, fee or other compensation by any Person (other than Broker) who shall claim to have dealt with Tenant in connection with this Lease and for any and all costs incurred by Landlord in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Landlord shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by the Broker and any Person who shall claim to have dealt with Landlord in connection with this Lease and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Article 34 shall survive the Expiration Date.

                                  ARTICLE 35
                                   INDEMNITY
                                   ---------

     Section 35.1.  Tenant shall not do or permit any act or thing to be done
     ------------
upon the Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of any Requirement, and shall exercise such control over the Premises as to fully protect Landlord against any such liability. Except to the extent arising from the negligence or willful misconduct of Landlord, Landlord's employees, agents, licensees or contractors or any Indemnitee, Tenant shall indemnify and save the Indemnitees harmless from and against (a) all claims of whatever nature against the Indemnitees arising from any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors, (b) all claims against the Indemnitees arising from any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (c) all claims against the Indemnitees arising from any accident, injury or damage occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act, omission or negligence of

Tenant or Tenant's contractors, licensees, agents, servants, employees, invitees or visitors, and (d) any breach, violation or non-performance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature (including, without limitation, reasonable attorneys' fees and disbursements) incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof but except with respect to claims with respect to bodily injury or death, shall be limited to the extent any insurance proceeds collectible by Landlord under policies owned by Landlord or such injured party with respect to such damage or injury are insufficient to satisfy same.

     Section 35.2.  If any claim, action or proceeding is made or brought
     ------------
against Landlord, which claim, action or proceeding Tenant shall be obligated to indemnify Landlord against pursuant to the terms of this Lease, then, upon demand by the Landlord, Tenant, at its sole cost and expense, shall resist or defend such claim, action or proceeding in the Landlord's name, if necessary, by such attorneys as Landlord shall approve, which approval shall not be unreasonably withheld. Attorneys for the indemnifying party's insurer are hereby deemed approved for purposes of this Section 35.2. Notwithstanding the foregoing, an indemnified party may retain its own attorneys to defend or assist in defending any claim, action or proceeding involving potential liability of Five Million Dollars ($5,000,000) or more, and Tenant shall pay the reasonable fees and disbursements of such attorneys. The provisions of this Article 35 shall survive the expiration or earlier termination of this Lease.

     Section 35.3.  The provisions of this Article 35 shall be subject to the
     ------------
provisions of Section 10.5 hereof.

                                  ARTICLE 36
                          ADJACENT EXCAVATION-SHORING
                          ---------------------------

     If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant, upon reasonable advance notice, shall afford to the person causing or authorized to cause such excavation, a license to enter upon the Premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations, without any claim for damages or indemnity against Landlord, or diminution or abatement of Rental, provided that Tenant shall continue to have access to the Premises and the Building.

                                  ARTICLE 37
                                 MISCELLANEOUS
                                 -------------

     Section 37.1.  This Lease is offered for signature by Tenant and it is
     ------------
understood that this Lease shall not be binding upon Landlord or Tenant unless and until Landlord and Tenant shall have executed and unconditionally delivered a fully executed copy of this Lease to each other.


     Section 37.2.  The obligations of Landlord under this Lease shall not be
     ------------
binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of (i) all covenants and obligations of Landlord hereunder with respect to which performance of Landlord was due prior to the date of such sale, conveyance, assignment or transfer, provided and to the extent that such transferee assumes the obligations of Landlord under this Lease, and (ii) all covenants and obligations of Landlord hereunder with respect to which performance of Landlord is due from and after the date of such sale, conveyance, assignment or transfer and it shall be deemed and construed without further agreement between the parties or their successors-in-interest or between the parties and the purchaser at any such sale, conveyance, assignment or transfer of Landlord's interest in the Building or the Real Property, that such purchaser has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. The partners, shareholders, directors, officers and principals, direct and indirect, comprising Landlord (collectively, the "Parties") shall not be liable for the performance of Landlord's obligations
     -------
under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Real Property and Tenant shall not look to any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. After any such sale, conveyance, assignment or transfer, the liability of the immediately former Landlord hereunder that may continue pursuant to clause (i) above shall be limited to the proceeds of (a) such sale, conveyance, assignment or transfer and (b) proceeds of casualty, title or other insurance policies.

     Section 37.3.  Notwithstanding anything contained in this Lease to the
     ------------
contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated Fixed Rent, Escalation Rent, additional rent or Rental, shall constitute rent for the purposes of Section 502(b)(7) of the Bankruptcy Code.

     Section 37.4.  Tenant's liability for all items of Rental shall survive the
     ------------
Expiration Date.

     Section 37.5.  Tenant shall reimburse Landlord as additional rent, within
     ------------
ten (10) days after rendition of a statement, for all expenditures made by, or damages or fines sustained or incurred by, Landlord, due to any default by Tenant under this Lease, with interest thereon at the Applicable Rate.

     Section 37.6.  This Lease shall not be recorded.
     ------------

     Section 37.7.  Tenant hereby waives any claim against Landlord which Tenant
     ------------
may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent or approval requested by Tenant, and Tenant agrees that its sole remedy shall be an action or proceeding to enforce any related provision or for specific performance, injunction or declaratory judgment and in the event of a determination that such consent or approval has been unreasonably withheld or delayed, the requested consent or approval shall be deemed to have been granted; however, Landlord shall have no liability to Tenant for its refusal or failure to give such consent or approval, unless it shall be determined in the final and unappealable judgment of a court of competent jurisdiction that Landlord has withheld its consent arbitrarily or capriciously. Tenant's sole remedy for Landlord's unreasonably withholding or delaying consent or approval shall be as provided in this Section 37.7.

     Section 37.8.  This Lease contains the entire agreement between the parties
     ------------
and supersedes all prior understandings, if any, with respect thereto. This Lease shall not be modified, changed, or supplemented, except by a written instrument executed by both parties.

     Section 37.9.  Tenant hereby (a) irrevocably consents and submits to the
     ------------
jurisdiction of any Federal, state, county or municipal court sitting in the State of New York in respect to any action or proceeding brought therein by Landlord against Tenant concerning any matters arising out of or in any way relating to this Lease; (b) hereby irrevocably designates Dorsey & Whitney or other law firm located in Manhattan if disclosed to Landlord in writing, to accept service of any process on Tenant's behalf and hereby agrees that such service shall be deemed sufficient; (c) irrevocably waives all objections as to venue and any and all rights it may have to seek a change of venue with respect to any such action or proceedings; (d) agrees that the laws of the State of New York shall govern in any such action or proceeding and waives any defense to any action or proceeding granted by the laws of any other country or jurisdiction unless such defense is also allowed by the laws of the State of New York; and
(e) agrees that any final judgment rendered against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Tenant further agrees that any action or proceeding by Tenant against Landlord in respect to any matters arising out of or in any way relating to this Lease shall be brought only in the State of New York, county of New York. In furtherance of the foregoing, Tenant hereby agrees that its address for notices given by Landlord and service of process under this Lease shall be the Premises. Notwithstanding the foregoing provisions of this Section 37.9, Tenant may, by written notice to Landlord, (i) change the designated agent for acceptance of service of process to any other law firm located in the City, county and State of New York and/or
(ii) change its address for delivery of service of process to any other address.

     Section 37.10.  Unless Landlord shall render written notice to Tenant to
     -------------
the contrary in accordance with the provisions of Article 26 hereof, Mendik Realty Company, Inc. is authorized to act as Landlord's agent in connection with the performance of this Lease, including, without limitation, the receipt and delivery of any and all notices and consents in accordance with Article 26. Tenant shall direct all correspondence and requests to, and shall be entitled to rely upon correspondence received from, Mendik Realty Company, Inc., as agent for the Landlord in accordance with Article 26. Tenant acknowledges that Mendik Realty Company, Inc. is acting solely as agent for Landlord in connection with the foregoing, and neither Mendik Realty Company, Inc. nor any of its direct or indirect partners, officers, shareholders, directors or employees shall have any liability to Tenant in connection with the performance of Landlord's obligations under this Lease and Tenant waives any and all claims against any such party arising out of, or in any way connected with, this Lease or the Real Property.

     Section 37.11.  (A) All of the Schedules and Exhibits attached hereto are
     -------------
incorporated in and made a part of this Lease, but, in the event of any inconsistency between the terms and provisions of this Lease and the terms and provisions of the Schedules and Exhibits hereto, the terms and provisions of this Lease shall control. Wherever appropriate in this Lease, personal pronouns shall be deemed to include the other genders and the singular to include the plural. All Article and Section references set forth herein shall, unless the context otherwise specifically requires, be deemed references to the Articles and Sections of this Lease.

          (B) If any term, covenant, condition or provision of this Lease, or the application thereof to any person or circumstance, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Lease or the application of such term, covenant, condition or provision to any other Person or any other circumstance (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, covenant, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

          (C) All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent or approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord.

                                  ARTICLE 38
                                 RENT CONTROL
                                 ------------

     If at the commencement of, or at any time or times during the Term of this Lease, the Rental reserved in this Lease shall not be fully collectible by reason of any Requirement, Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Landlord may request and as may be legally permissible to permit Landlord to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the Term, (a) the Rental shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination, and (b) Tenant shall pay to Landlord, if legally permissible, an amount equal to (i) the items of Rental which would have been paid pursuant to this Lease but for such legal rent restriction less (ii) the rents paid by Tenant to Landlord during the period or periods such legal rent restriction was in effect.

                                  ARTICLE 39
                                 RENEWAL TERM
                                 ------------

     Section 39.1.  Tenant shall have the option (the "Renewal Option") to
     ------------                                      --------------
extend the term of this Lease for one (1) additional period of five (5) years (the "Renewal Term"), which Renewal Term shall commence on the date immediately succeeding the Fixed Expiration Date and end on the fifth (5th) anniversary of the Fixed Expiration Date, provided that (a) this Lease shall not have been previously terminated, (b) no Event of Default shall have occurred and be continuing (x) on the date Tenant gives Landlord written notice (the "Renewal
                                                                      -------
Notice") of Tenant's election to exercise the Renewal Option, and (y) on the
- ------
Fixed Expiration Date, and (c) Tenant shall occupy the entire Premises as its executive offices for the conduct of its business on the date the Renewal Notice is given and on the first (1st) day of the Renewal Term. Such Renewal Option may be exercised with respect to the entire Premises only and shall be exercisable by Tenant delivering the Renewal Notice to Landlord at least nine
(9) months prior to the Fixed Expiration Date. Time is of the essence with respect to the giving of the Renewal Notice. Upon the giving of the Renewal Notice Tenant shall have no further right or option to extend or renew the Term.

     Section 39.2.  If Tenant exercises the Renewal Option, the Renewal Term
     ------------
shall be upon the same terms, covenants and conditions as those contained in this Lease, except that (i) the Fixed Rent shall be deemed to mean the Fixed Rent as determined pursuant to Section 39.3 hereof, (ii) the provisions of
Section 3.5 hereof shall not be applicable during the Renewal Term, and (iii) the provisions of Section 39.1 of this Article relative to Tenant's right to renew the Term of this Lease shall not be applicable during the Renewal Term.

     Section 39.3.  For the Renewal Term the Fixed Rent shall be determined as
     ------------
follows:

            (A) The Fixed Rent for the Premises for the Renewal Term shall be an amount equal to the greater of (a) the annual fair market rental value of the Premises (the "Fair Market Rent") on the first day of the Renewal Term
               ----------------
multiplied by ninety-five percent (95)%, and (b) the Fixed Rent payable by Tenant on the Fixed Expiration Date (the greater value of (a) and (b) being hereinafter referred to as the "Rental Value"). The Fair Market Rent shall be
                                ------------
determined on the basis of the highest and best use of the Premises as offices assuming that the Premises are free and clear of all leases and tenancies (including this Lease), that the Premises are available in the then rental market for comparable first class office buildings in midtown Manhattan, that Landlord has had a reasonable time to locate a tenant who rents with the knowledge of the uses to which the Premises can be adapted, and that neither Landlord nor the prospective tenant is under any compulsion to rent, and taking into account:

                 (i) the fact that the Base Taxes and the Base Operating Expenses provided herein shall not change for the purpose of calculating the Escalation Rent payable pursuant to Article 27 hereof, which payments shall continue to be made during the Renewal Term;

                 (ii) the fact that as of the first day of the Renewal Term, Tenant shall not be required to pay, in addition to the escalation payments presently provided for under this Lease, Tenant's Share of such other escalation payments which Landlord is then charging tenants under other leases or offers for leases in the Building or in other buildings then owned by Landlord or its Affiliates or under common management with the management company then managing the Building or of such other escalation payments which other landlords are then charging tenants under leases or offers for leases in other office buildings which are similar in character or location to the Building;

                 (iii) the fact that Tenant shall have no further right to renew this Lease;

                 (iv) the fact that Landlord shall not be obligated to perform any work in the Premises to prepare the same for Tenant's occupancy nor shall Tenant be entitled to any Tenant Fund;

                 (v) the fact that Tenant shall not be entitled to any credit against the Fixed Rent; and

                 (vi) whether or not Landlord is or is not obligated to pay a brokerage commission with respect to the Renewal Term.

          (B) For purposes of determining the Fair Market Rent, the following procedure shall apply:

                 (1) Landlord and Tenant shall each contemporaneously deliver to the other, at Landlord's office, a written notice (each a "Rent Notice"), on a
                                                           -----------
date mutually agreed upon, but in no event later than ninety (90) days prior to the Fixed Expiration Date, and if no date is mutually agreed upon, then on the ninetieth (90th) day prior to the Fixed Expiration Date, which Rent Notice shall set forth each of their respective determinations of the Rental Value (Landlord's determination of the Rental Value is referred to as "Landlord's
                                                                 ----------
Determination" and Tenant's determination of the Rental Value is referred to as
- -------------
"Tenant's Determination"). If Landlord shall fail or refuse to give such Rent
 ----------------------
Notice as aforesaid, Landlord's Determination shall be deemed to be equal to the Fixed Rent then payable by Tenant on the Fixed Expiration Date and if Tenant shall fail or refuse to give such Rent Notice as aforesaid, Tenant's Determination shall be deemed to be the same as Landlord's

Determination. If neither Landlord nor Tenant shall deliver a Rent Notice as aforesaid, the Rental Value shall be deemed to be equal to the Fixed Rent then payable by Tenant on the Fixed Expiration Date.

                 (2) If Landlord's Determination and Tenant's Determination are not equal and Tenant's Determination is lower than Landlord's Determination, and either Determination exceeds an amount equal to the Fixed Rent then payable by Tenant on the Fixed Expiration Date, Landlord and Tenant shall attempt to agree upon the Fair Market Rent. If Tenant's Determination is higher than Landlord's Determination, the Fixed Rent for the Renewal Term shall be equal to Tenant's Determination. If Landlord and Tenant shall mutually agree upon the determination (the "Mutual Determination") of the Rental Value their
                    --------------------
determination shall be the Fixed Rent for the Renewal Term, and shall be final and binding upon the parties. If Landlord and Tenant shall be unable to reach a Mutual Determination within ten (10) days after delivery of both Determinations to each party, Landlord and Tenant shall jointly select an independent real estate appraiser (the "Appraiser") whose fee shall be borne equally by Landlord
                       ---------
and Tenant. In the event that Landlord and Tenant shall be unable to jointly agree on the designation of the Appraiser within five (5) days after they are requested to do so by either party, then the parties agree to allow the American Arbitration Association, or any successor organization to designate the Appraiser in accordance with the rules, regulations and/or procedures then obtaining of the American Arbitration Association or any successor organization.

                 (3) The Appraiser shall conduct such hearings and investigations as he may deem appropriate and shall, within thirty (30) days after the date of designation of the Appraiser, choose either Landlord's or Tenant's Determination, and such choice by the Appraiser shall be conclusive and binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this Article. The Appraiser appointed pursuant to this Article shall be an independent real estate appraiser with at least ten (10) years' experience in leasing and valuation of properties which are similar in character to the Building, and a member of the American Institute of Appraisers of the National Association of Real Estate Boards and a member of the Society of Real Estate Appraisers. The Appraiser shall not have the power to add to, modify or change any of the provisions of this Lease.

                 (4) It is expressly understood that any determination of the Rental Value pursuant to this Article shall be based on the criteria stated in
Section 39.3 hereof.

          (C) After a determination has been made of the Rental Value for the Renewal Term, the parties shall execute and deliver to each other an instrument setting forth the Fixed Rent for the Renewal Term as hereinabove determined.

          (D) If the final determination of the Rental Value shall not be made on or before the first day of the Renewal Term in accordance with the provisions of this Article, pending such final determination Tenant shall continue to pay, as the Fixed Rent for such

Renewal Term, an amount equal to Landlord's Determination. If, based upon the final determination hereunder of the Rental Value, the payments made by Tenant on account of the Fixed Rent for such portion of the Renewal Term were greater than the Fixed Rent payable for the Renewal Term, Landlord promptly shall refund to Tenant the amount of such excess.

     IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

                         MENDIK REALTY COMPANY, INC., as Agent for
                         TWO PENN PLAZA ASSOCIATES, Landlord


                         By:  /s/ Kevin R. Wang
                            --------------------------------------
                              Kevin R. Wang, Senior Vice President


                         APERTUS TECHNOLOGIES INCORPORATED, Tenant


                         By:  /s/ Sue Hogue
                            --------------------------------------
                              Sue Hogue
                              Vice President & C.F.O.

                              Federal I.D. # 41-1349953

STATE OF MINNESOTA  )
                    ) ss.:
COUNTY OF HENNEPIN  )

     On the 12th day of September, 1995, before me personally came Sue Hogue, to me known, who, being by me duly sworn, did depose and say that she resides at No. 7275 Flying Cloud Drive, Eden Prairie, MN 55344; that she is the Vice President & C.F.O. of APERTUS TECHNOLOGIES INCORPORATED, the corporation described and which executed the foregoing instrument; that she signed her name thereto by order of the board of directors of said corporation.

                                     /s/ Susan P. Taylor
                                     -----------------------------
                                     Notary Public

                                    (SEAL APPEARS HERE]

                                  Schedule A
                                  ----------

                             RULES AND REGULATIONS
                             ---------------------

     (1) The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the Premises and for delivery of merchandise and equipment in prompt and efficient manner, using elevators and passageways designated for such delivery by Landlord.

     (2) No awnings, air-conditioning units, fans or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, or screens, other than those which conform to Building standards as established by Landlord from time to time, shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord which shall not be unreasonably withheld or delayed. Such awnings, projections, curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner reasonably approved by Landlord. All electrical fixtures hung in offices or spaces along the perimeter of the Premises must be of a quality, type, design and bulb color approved by Landlord, which consent shall not be withheld or delayed unreasonably unless the prior consent of Landlord has been obtained for other lamping.

     (3) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the outside of the Premises or Building or on the inside of the Premises if the same can be seen from the outside of the Premises without the prior written consent of Landlord except that the name of Tenant may appear on the entrance door of the Premises. In the event of the violation of the foregoing by Tenant, if Tenant has refused to remove same after reasonable notice from Landlord, Landlord may remove same without any liability, and may charge the expense incurred by such removal to Tenant. Interior signs on doors and directory tablet shall be of a size, color and style reasonably acceptable to Landlord.

     (4) The exterior windows and doors that reflect or admit light and air into the Premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by Tenant.

     (5) No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules, nor shall any article obstruct any air-conditioning supply or exhaust without the prior written consent of Landlord.

     (6) The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant.

     (7) Subject to the provisions of Article 3 of this Lease, Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed, and as Landlord may direct.

     (8) No space in the Building shall be used for manufacturing, for the storage of merchandise, or for the sale of merchandise, goods or property of any kind at auction or otherwise.

     (9) Tenant shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television set, talking machine, unmusical noise, whistling, singing, or in any other way.

     (10) Tenant, or any of Tenant's employees, agents, visitors or licensees, shall not at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance except such as are incidental to usual office occupancy.

     (11) No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in existing locks or the mechanism thereof, unless Tenant promptly provides Landlord with the key or combination thereto. Tenant must, upon the termination of its tenancy, return to Landlord all keys of stores, offices and toilet rooms, and in the event of the loss of any keys furnished at Landlord's expense, Tenant shall pay to Landlord the cost thereof.

     (12) No bicycles, vehicles or animals of any kind except for seeing eye dogs shall be brought into or kept by Tenant in or about the Premises or the Building.

     (13) All removals, or the carrying in or out of any safes, freight, furniture or bulky matter of any description must take place in the manner and during the hours which Landlord or its agent reasonably may determine from time to time. Landlord reserves the right to inspect all safes, freight or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky articles which violate any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

     (14) Tenant shall not occupy or permit any portion of the Premises demised to it to be occupied as an office for a public stenographer or typist, or for the possession, storage, manufacture, or sale of liquor, narcotics, dope, or as a barber or manicure shop, or as an employment bureau. Tenant shall not engage or pay any employees on the Premises, except those actually working for Tenant at the Premises, nor advertise for labor giving an address at the Premises.

     (15) Tenant shall not purchase spring water, ice, towels or other like service, or accept barbering or bootblacking services in the Premises, from any company or persons not approved by Landlord, which approval shall not be withheld or delayed unreasonably and at hours and under regulations other than as reasonably fixed by Landlord.

     (16) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's reasonable opinion, tends to impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

     (17) Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 8 A.M. and at all hours on days other than Business Days all persons who do not present a pass to the Building signed or approved by Landlord. Tenant shall be responsible for all persons for whom a pass shall be issued at the request of Tenant and shall be liable to Landlord for all acts of such persons.

     (18) Tenant shall, at its expense, provide artificial light for the employees of Landlord while doing janitor service or other cleaning, and in making repairs or alterations in the Premises.

     (19) The requirements of Tenant will be attended to only upon written application at the office of the Building. Building employees shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of Landlord.

     (20) Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

     (21) There shall not be used in any space, or in the public halls of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

     (22) Except as specifically provided in Section 2.2 of this Lease, Tenant shall not do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the Premises. Tenant shall not permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord, which approval shall not be unreasonably withheld or delayed.

     (23) Tenant shall keep the entrance door to the Premises closed at all times.

     (24) Landlord shall have the right to require that all messengers and other Persons delivering packages, papers and other materials to Tenant (i) be directed to deliver such packages, papers and other materials to a Person designated by Landlord who will distribute the same to Tenant or (ii) be escorted by a person designated by Landlord to deliver the same to Tenant.

     (25) Landlord and its agents reserve the right to inspect all packages, boxes, bags, handbags, attache cases, suitcases, and other items carried into the Building, and to refuse entry into the Building to any person who either refuses to cooperate with such inspection or who is carrying any object which may be dangerous to persons or property. In addition, Landlord reserves the right to implement such further measures designed to ensure safety of the Building and the persons and property located therein as Landlord shall deem necessary or desirable.

                                  Schedule B
                                  ----------

                            CLEANING SPECIFICATIONS
                            -----------------------

GENERAL CLEANING:
- ----------------

NIGHTLY
- -------

 General Offices:
 ----------------

     1. All hardsurfaced flooring to be swept using approved dustdown preparation.

     2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc. not to be moved).

     3.   Hand dust and wipe clean all furniture, fixtures and window sills.

     4.   Empty and clean all ash trays and screen all sand urns.

     5.   Empty and clean all waste disposal cans and baskets.

     6.   Dust interiors of all waste disposal cans and baskets.

     7.   Wash clean all water fountains and coolers.

 Public Lavatories (Base Building):
 ---------------------------------

 1.  Sweep and wash all floors, using proper disinfectants.

 2.  Wash and polish all mirrors, shelves, bright work and enameled surfaces.

 3.  Wash and disinfect all basins, bowls and urinals.

 4.  Wash all toilet seats.

 5. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

 6.  Empty paper receptacles and remove wastepaper.

 7. Fill and clean all soap, towel and toilet tissue dispensers as needed, supplies therefore to be furnished by Landlord at a reasonable charge to Tenant. If the Premises consists of a part of a rentable floor, said charge to Tenant shall be that portion of a reasonable charge for such supplies that is reasonably allocable to Tenant.

 8.  Empty and clean sanitary disposal receptacles.

WEEKLY:
- ------

 1.  Vacuum clean all carpeting and rugs.

 2. Dust all door louvers and other ventilating louvers within a person's reach.

 3.  Wipe clean all brass and other bright work.

QUARTERLY:
- ---------

High dust the Premises complete, including the following:

 1. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.

 2. Dust clean all vertical surfaces, such as walls, partitions, doors and door bucks and other surfaces not reached in nightly cleaning.

 3. Dust all pipes, ventilating and air-conditioning louvers, ducts, high moldings and other high areas not reached in nightly cleaning.

 4.  Dust all venetian blinds.

Wash exterior and interior of windows periodically, subject to weather conditions and requirements of law.

                                  EXHIBIT "A"
                                  -----------

                                  FLOOR PLAN

     This floor plan is annexed to and made a part of this Lease solely to indicate the Premises by outlining and diagonal marking. All areas, conditions, dimensions, and locations are approximate.

                           [FLOOR PLAN APPEARS HERE]

                                  EXHIBIT "B"
                                  ----------


        APPROVED CONTRACTORS IN CONNECTION WITH THE INITIAL ALTERATIONS

                               (attached hereto)

                                                                       REV. 8/94
                           APPROVED CONTRACTORS LIST

GENERAL CONTRACTORS              PHONE NUMBER     CONTACT PERSON
- -------------------              -------------    --------------

Ambassador Construction           (212) 922-1020  Irving Koven
Lehr Construction                 (212) 353-1160  Gerald Lazer
Ocean Valley Ent.                 (718) 776-0077  Gary Sherwood
Structure Tone                    (212) 481-6100  John White
Tri-Star Const Corp.              (212) 486-0808  Bill Weiner

SUB-CONTRACTORS
- ---------------

ASBESTOS ABATEMENT
- ------------------
Advatex                           (212) 819-1806  Joe Donolo
NAC                               (212) 219-0880  Louis Forese
Abtron                            (212) 967-0584  Steffen

AWNINGS
- -------
Acme Awning Co.                   (718) 409-1881  Ken Cohen

BLINDS
- ------
Everest Industries, Inc.          (212) 967-4600  Roy Landesman
Ultimate Services                 (212) 531-0623  David Marinelli

BOILERS
- -------
Spyral Marine                     (718) 834-9393  Nick Papps
Marine Welding                    (718) 991-3203  William Falco

CERAMIC
- -------
Quarry Tile                       (212) 679-8889  Helen Stember
Port Morris                       (718) 378-6100  Vincent Lauricella

CONCRETE
- --------
Melva Const. Corp.                (718) 472-2145  Chris Batalias
Ocean Valley Ent.                 (718) 776-0077  Gary Sherwood
Landsite Contracting              (516) 938-8200  Adriano P. Lott

CONVECTORS/COVERS
- -----------------
Steel Towne                       (718) 329-3637  Manny or Gene
Wenig Corp.                       (212) 542-3600  Ray Zimmerman
Hack Environmental                (914) 946-3800  Ken Hack

                                                                       REV. 8/94
                           APPROVED CONTRACTORS LIST

DEMOLITION
- ----------
General Container, Inc.           (718) 834-8100  Charlie Raffa
Advance Carting                   (212) 691-3200  Gene Skowronski
Riteway                           (212) 458-8900  Nick Verna
DaCosta Demolition                (718) 565-8588  Ernie DaCosta

DRYWALVSHEETROCK
- ----------------
CLK Construction                  (212) 986-4580  Cory Koven
Dejil                             (718) 939-3700  Sy Levine
Ess & Vee                         (212) 786-1100  Tony Verderame
John Moresky                      (516) 735-7015  John Moresky
MET Construction                  (718) 329-9400  Don Masterson
Nordic Interiors,Inc.             (718) 456-7000  Lloyd Jacobson
Ocean Valley Ent.                 (718) 776-0077  Gary Sherwood

ELECTRIC
- --------
Forest Electric                   (212) 549-4110  Phil Altheim
MEB Electric                      (212) 564-4442  Steve Gristina
T.C. Miller                       (212) 924-6650  Jonathan Feldberg
C.W. Greene                       (212) 267-0440  James Angus

FLOORING
- --------
Everest Industries                (212) 967-4600  Roy Landesman
Lorraine Flooring                 (718) 482-0068  Stephen Verderame

FOLDING WALLS
- -------------
Flexwall
Modernfold Doors                  (212) 684-4210  Robert Styles
National (Midhattan)              (212) 924-1567  Edmund Grecco

GLASS REPLACEMENT
- -----------------
East Side Glass                   (212) 674-83S5  Mark Rosen
Knickerbocker Glass               (212) 247-8500  Sidney Glasser

H.V.A.C.
- --------
Omega Cooling                     (212) 268-7100  Ron Irving
Nelson Air Device                 (718) 729-3801  Nelson Blit
P.J. Mechanical                   (212) 243-2555  Mitchell Singer
P & L Mechanical                  (212) 966-6054  Tom Lacorazza
Penguin Air Conditioning          (718) 706-2503  William Ash
Refrigeration Resources           (516) 921-5149  George

                                                                       REV. 8/94
                           APPROVED CONTRACTORS LIST



HARDWARE/DOORLOCKS
- -------------------
Midtown                           (212) 730-2052  Bill Ferrara
Weinstein & Holtzman              (212) 233-4561  Jeff Hymowitz

HARDWARE/BUILDING SUPPLIES
- --------------------------
Crest Supply                      (212) 967-2276  Bill Bowerman
Consolidated Supply               (718) 824-2033  Mark Wisner

LATH & ACOUSTICS
- ----------------
Ess & Vee Acoustical              (718) 786-1100  Tony Verderame
Superior                          (516) 352-0300  Quinn Mesorana

MARBLE
- ------
Quarry Tile                       (212) 679-8889  Helen Stember
Joe Cochoran                      (516) 423-8737  Joe Cochoran

MASONARY/PLASTER
- ----------------
Belcraft                          (718) 784-5505  Greg Ozzino
Indelicato                        (718) 409-9022  Ed DiGiacomo

METAL/GLASS PARTITION
- ---------------------
F&F                               (201) 402-7710  Eric Frank
Metralite                         (718) 961-1770  Don Silverman
Acme                              (718) 384-7800  George DeFeis
Abbott

PAINTING
- --------
Bond Painting                     (212) 944-0070  Stuart Feld
J.I. Hass                         (212) 687-6678  Jay Hass
Shatz                             (212) 757-6363  George Story

PLUMBING
- --------
Crest Repair & Maint.             (212) 967-2276  Bill Bowerman
a/k/a B & Z Mechanical
American Contracting              (212) 736-6618  Richie Silver
PAR Plumbing                      (516) 887-4000  Sandi Deutsch
Pace Plumbing                     (718) 383-6100  Michael Griffin

                                                                       REV. 8/94
                           APPROVED CONTRACTORS LIST

WIRE MESH
- ---------
Acorn Wire & Iron Works           (212) 697-7370  Bert Damone
Bellis Wire Work                  (718) 383-6100

RAISED FLOOR-
- -------------
(Gayle, King, Carr)
Floating Floors
Donn Floors
(Werner Krebs)                    (212) FA5-5400  Val Bonanno
Raised Floors                     (201) 778-2444  Eric Lagerstrum
Computer Floors                   (201) 340-3666  Tor Sudlin
American Computer Floors
C-Teg Mfg.                        (212) 686-8994

R IGGENG
- --------
Aalco Transport & Storage         (516) 789-8000  Jeff Krevat

ROLLING DOORS
- -------------
Franklin Sq. Iron Works           (212) 227-3580  Richie Singer
Amer. Overhead Door
Atlas Doors                       (201) 572-5700  Tom Eodice
Doors Unlimited                   (212) 269-8513
Miric Industries                  (212) 594-9898  Mike Petrico

ROOFING
- -------
A. Best                           (718) 779-3003  Lon Best
Melva Const. Corp.                (718) 472-2145  Chris Batalias
Arrow Restoration                 (718) 729-0411  Marshall Geller
Richardson & Lucas                (212) 242-8493

SCREENS
- -------
LeJac                             (516) 334-0855  Todd Morris
Raven                             (212) 534-8408  Martin Soss
Jenteen                           (201) 755-2127  Jerry Segal

SECURITY
- --------
Guard Technologies, Inc.          (609) 452-2052  Mark Landis

SIGNS
- -----
Ensign Systems, Inc.              (718) 416-2052  Kevin Ryan
Engraphics                        (212) 691-0777  Susan Perdoch

                                                                       REV. 8/94
                           APPROVED CONTRACTORS LIST

SPRINKLER
- ---------
CGA Associates                    (201) 696-2208  Carl Guinta
Columbia Mechanical               (212) 594-3014  Nick Pizzone
Sirina Fire Protection            (516) 942-0400  Tony Florez
Abco Peerless Sprinkler           (516) 294-6850  Charles D'Augelli

STRUCTURAL STEEL & STEEL WORK
- -----------------------------
Burgess Steel Products            (212) 563-6000  Eugene Guerin
Franklin Iron Works               (212) 863-5001  Ron Singer
Koenig Iron Works                 (212) 924-4333  Norman Rosenbaum
Jaravi

TOILET ARTICLES
- ---------------
LeJac                             (516) 334-0855  Tod Morris
Flush Metal                       (718) 784-3380  Jack Rubin
Jenteen

WATERPROOFING
- -------------
Melva Const. Corp.                (718) 472-2145  Chris Batalias
A. Best Contracting               (718) 779-3003  Lon Best
Arrow Restoration                 (718) 729-0411  Marshall Geller
Richardson & Lucas                (212) 242-8493

WOODEN FLOORS
- -------------
Capital (Hoboken)
Designed Wood Flooring
Center                            (212) 925-6633  Arnold Feinberg
Elite Flooring                    (212) 228-1050  Robert Rutledge

WOODWORKERS
- -----------
Antal
Panner                            (718) 545-4100  Ira Nerenberg
WPC
Millwright Woodwork               (212) 755-1020  Martin Sherlock
Creative                          (212) 989-2130
Midhattan
Capital
Nordic                            (718) 456-7000  Lloyd Jacobson

                                                                       REV. 7/94
                           APPROVED CONTRACTORS LIST

WINDOWS
- -------
Air Master                        (718) 824-2033  Mark Wisner
Metro Windows                     (516) 360-8811  Elliot Glasser

                                  EXHIBIT "C"
                                  -----------

                          LOCATION OF DEMISING WALLS


     Landlord will, at its expense, construct the demising wall (which shall be of material, design, capacity, finish and color of the standard adopted by Landlord for the Building) in the location shown on the attached floor plan.

                           [FLOOR PLAN APPEARS HERE]